    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2003

                                                       REGISTRATION NOS. 2-99715
                                                                        811-4386
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                    [X]
              Post-Effective Amendment No. 49                                [X]
                                            and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                            [X]
              Amendment No. 50                                               [X]


                           VAN KAMPEN TAX FREE TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

        1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
                        (Registrant's Telephone Number)


                              A. THOMAS SMITH III


                          Vice President and Secretary


                           Van Kampen Tax Free Trust


                          1221 Avenue of the Americas


                               New York, NY 10020

                    (Name and Address of Agent for Service)

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)

          [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


          [X] ON JANUARY 30, 2003 PURSUANT TO PARAGRAPH (B)


          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

     TITLE OF SECURITIES BEING REGISTERED SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Registration Statement contains six Prospectuses and six Statements of Additional Information describing six series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page

     Prospectuses with respect to the Applicable Series, in the following order:


   (i)  Van Kampen California Insured Tax Free Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen Intermediate Term Municipal Income Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen New York Tax Free Income Fund
  (vi)  Van Kampen Strategic Municipal Income Fund


     Statements of Additional Information with respect to the Applicable Series, in the following order:


   (i)  Van Kampen California Insured Tax Free Fund
  (ii)  Van Kampen Insured Tax Free Income Fund
 (iii)  Van Kampen Intermediate Term Municipal Income Fund
  (iv)  Van Kampen Municipal Income Fund
   (v)  Van Kampen New York Tax Free Income Fund
  (vi)  Van Kampen Strategic Municipal Income Fund


     Part C Information

     Exhibits
                           -------------------------

     The Prospectus and Statement of Additional Information with respect to each of Van Kampen Michigan Tax Free Income Fund, Van Kampen Missouri Tax Free Income Fund and Van Kampen Ohio Tax Free Income Fund, three other series of the Registrant, were included in Post-Effective Amendment No. 31 to the Registration Statement of the Registrant and no changes thereto are affected hereby.

     The Prospectus and Statement of Additional Information with respect to Van Kampen California Municipal Income Fund, a series of the Registrant, were included in Post-Effective Amendment No. 46 to the Registration Statement of the Registrant and no changes thereto are affected hereby.

Van Kampen California Insured Tax Free Fund
 -------------------------------------------------------------------------------

Van Kampen California Insured Tax Free Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for California tax purposes.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  14
Purchase of Shares..........................................  15
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
California Taxation.........................................  26
Federal Income Taxation.....................................  27
Financial Highlights........................................  29


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company. The Fund is designed for investors who are residents of California for California tax purposes.

The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.

Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

STATE-SPECIFIC RISKS. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to California income tax

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured California municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of current market activity, current performance may vary from the figures shown.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                             14.60%
1994                                                                             -8.75%
1995                                                                             18.28%
1996                                                                              4.20%
1997                                                                              8.93%
1998                                                                              6.33%
1999                                                                             -5.09%
2000                                                                             14.61%
2001                                                                              3.60%
2002                                                                              9.34%


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities, however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.63% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -7.62% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL                              PAST 10
    TOTAL RETURNS FOR                            YEARS
    THE PERIODS ENDED       PAST      PAST     OR SINCE
    DECEMBER 31, 2002      1 YEAR   5 YEARS    INCEPTION
-------------------------------------------------------------
    Van Kampen California
    Insured Tax Free Fund
    --
    Class A Shares
      Return Before Taxes   5.79%    4.86%      5.93%
      Return After Taxes
      on Distributions      3.92%    3.40%      5.09%
      Return After Taxes
    on Distributions and
      Sale of Fund Shares   3.68%    3.37%      4.93%
    Lehman Brothers
    Municipal Bond Index    9.61%    6.06%      6.71%
..............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class B Shares
      Return Before Taxes   5.49%    4.78%      5.33% (1)**)
    Lehman Brothers
    Municipal Bond Index    9.61%    6.06%      6.43% (1)
..............................................................
    Van Kampen California
    Insured Tax Free Fund
    --
    Class C Shares
      Return Before Taxes   7.55%    4.78%      4.78% (2)
    Lehman Brothers
    Municipal Bond Index    9.61%    6.06%      6.34% (3)
..............................................................



Inception dates: (1) 4/30/93, (2) 8/13/93, (3) 7/31/93.



 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2002 is 3.82% for Class A Shares, 3.20% for Class B Shares and 3.21% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       3.25%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     3.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.47%        0.47%        0.47%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.24%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.16%        0.16%        0.16%
.................................................................
Total annual fund
operating expenses           0.87%        1.63%        1.63%
.................................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 3.00% in the first and second year after purchase and declines thereafter as follows:


                         Year 1-3.00%
                         Year 2-2.50%
                         Year 3-2.00%
                         Year 4-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(6) While Class B and C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $411      $594       $792       $1,363
....................................................................
Class B Shares           $466      $714       $887       $1,730*
....................................................................
Class C Shares           $266      $514       $887       $1,933
....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $411      $594       $792       $1,363
....................................................................
Class B Shares           $166      $514       $887       $1,730*
....................................................................
Class C Shares           $166      $514       $887       $1,933
....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of California for California tax purposes.

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal and California income taxes and selects securities that it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.

California municipal securities are municipal securities (including issuers from California or issuers outside of California), the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of purchase, exempt from federal and California income taxes. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in California municipal securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Distributions to corporations subject to the California franchise tax will be included in such corporations' gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the Fund.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in insured securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.

Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.

                        SPECIAL CONSIDERATIONS REGARDING
                        CALIFORNIA MUNICIPAL SECURITIES

The Fund invests substantially all of its total assets in a portfolio of California municipal securities, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and California income taxes. Because the Fund invests substantially all of its total assets in California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.


The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California (the "State") published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such official statements, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and may not apply to all California municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.


California state and local government obligations may be adversely affected by political and economic conditions and developments within the State and the nation as a whole. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.



During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity. The State projects these difficulties are likely to continue for several years. The Department of Finance of the State believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions. A number of lawsuits and administrative proceedings have been commenced concerning various aspects of the energy situation.



Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.



The value of California municipal securities may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.


There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

More detailed information concerning California municipal securities and the State of California is included in the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term California municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of California municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $100 million          0.500%
...................................................
    Next $150 million           0.450%
...................................................
    Next $250 million           0.425%
...................................................
    Over $500 million           0.400%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.47% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Dennis S. Pietrzak, an Executive Director of the Adviser, John R. Reynoldson, an Executive Director of the Adviser, and Joseph A. Piraro, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to

Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES


Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 3.25% (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:


                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
                                    OFFERING      NET AMOUNT
    SIZE OF INVESTMENT               PRICE         INVESTED
----------------------------------------------------------------
    Less than $25,000                3.25%          3.36%
.................................................................
    $25,000 but less than
    $250,000                         2.75%          2.83%
.................................................................
    $250,000 but less than
    $500,000                         1.75%          1.78%
.................................................................
    $500,000 but less than
    $1,000,000                       1.50%          1.52%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       3.00%
......................................................
    Second                      2.50%
......................................................
    Third                       2.00%
......................................................
    Fourth                      1.00%
......................................................
    Fifth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


(4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distribution. There is no minimum investment amount for purchases made under this option (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions
From the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, automated telephone system, which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

California Taxation

 -------------------------------------------------------------------------------

Under existing California income tax law, if at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Fund who are subject to the California personal income tax will not be subject to such tax on distributions with respect to their shares of the Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Fund. Under California personal property tax law, securities owned by the Fund and any interest thereon are exempt from such personal property tax.

Generally, any proceeds paid to the Fund under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own advisers regarding the specific state tax consequences of holding and disposing of shares of the Fund, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

Federal Income Taxation

 -------------------------------------------------------------------------------


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.

Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                       CLASS A SHARES
                                                                                        NINE MONTHS             YEAR
                                                                                           ENDED               ENDED
                                              YEAR ENDED SEPTEMBER 30,                 SEPTEMBER 30,        DECEMBER 31,
                                    2002(E)       2001        2000        1999             1998                 1997
      ---------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $18.64       $17.67      $17.28       $18.77          $18.29               $17.61
                                    ------       ------      ------      -------          ------               ------
       Net Investment Income......     .77          .81         .82          .83             .64                  .88
       Net Realized and Unrealized
        Gain/Loss.................     .85          .94         .38        (1.45)            .50                  .65
                                    ------       ------      ------      -------          ------               ------

      Total from Investment
       Operations.................    1.62         1.75        1.20         (.62)           1.14                 1.53
                                    ------       ------      ------      -------          ------               ------

      Less:
       Distributions from Net
        Investment Income.........     .78          .78         .81          .87             .66                  .85
       Distributions from Net
        Realized Gain.............     .03            0           0            0               0                    0
                                    ------       ------      ------      -------          ------               ------

      Total Distributions.........     .81          .78         .81          .87             .66                  .85
                                    ------       ------      ------      -------          ------               ------
      Net Asset Value, End of the
       Period.....................  $19.45       $18.64      $17.67       $17.28          $18.77               $18.29
                                    ======       ======      ======      =======          ======               ======

      Total Return................   9.01%(a)    10.09%(a)    7.20%(a)    -3.44%(a)        6.38%*(a)            8.93%(a)
      Net Assets at End of the
       Period (In millions).......  $200.4       $174.9      $152.5       $162.0          $151.0               $140.7
      Ratio of Expenses to Average
       Net Assets(d)..............    .87%         .89%        .98%         .92%            .88%                 .96%
      Ratio of Net Investment
       Income to Average Net
       Assets.....................   4.18%        4.43%       4.79%        4.52%           4.66%                4.96%
      Portfolio Turnover..........     32%          39%         52%          44%             21%*                 46%

                                                                    CLASS B SHARES
                                                                                   NINE MONTHS             YEAR
                                                                                      ENDED               ENDED
                                           YEAR ENDED SEPTEMBER 30,               SEPTEMBER 30,        DECEMBER 31,
                                    2002(E)    2001       2000        1999            1998                 1997
      ----------------------------  ----------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $18.65    $17.69      $17.26     $18.76          $18.29               $17.60
                                    ------    ------      -----      ------          ------               ------
       Net Investment Income......     .63       .67        .68         .68             .53                  .74
       Net Realized and Unrealized
        Gain/Loss.................     .84       .94        .43       (1.45)            .50                  .67
                                    ------    ------      -----      ------          ------               ------
      Total from Investment
       Operations.................    1.47      1.61       1.11        (.77)           1.03                 1.41
                                    ------    ------      -----      ------          ------               ------
      Less:
       Distributions from Net
        Investment Income.........     .65       .65        .68         .73             .56                  .72
       Distributions from Net
        Realized Gain.............     .03         0          0           0               0                    0
                                    ------    ------      -----      ------          ------               ------
      Total Distributions.........     .68       .65        .68         .73             .56                  .72
                                    ------    ------      -----      ------          ------               ------
      Net Asset Value, End of the
       Period.....................  $19.44    $18.65      $17.69     $17.26          $18.76               $18.29
                                    ======    ======      =====      ======          ======               ======
      Total Return................   8.16%(b)  9.27%(b)   6.63%(b)   -4.20%(b)        5.76%(b)             8.19%(b)
      Net Assets at End of the
       Period (In millions).......   $53.0     $47.7      $38.3       $45.3           $40.1                $31.0
      Ratio of Expenses to Average
       Net Assets(d)..............   1.63%     1.65%      1.74%       1.68%           1.64%                1.72%
      Ratio of Net Investment
       Income to Average Net
       Assets.....................   3.42%     3.67%      4.03%       3.76%           3.89%                4.18%
      Portfolio Turnover..........     32%       39%        52%         44%             21%*                 46%

                                                                      CLASS C SHARES
                                                                                       NINE MONTHS             YEAR
                                                                                          ENDED               ENDED
                                             YEAR ENDED SEPTEMBER 30,                 SEPTEMBER 30,        DECEMBER 31,
                                    2002(E)       2001        2000        1999            1998                 1997
      ----------------------------  ------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $18.64       $17.68      $17.26      $18.75          $18.29               $17.60
                                    ------       ------      ------      ------          ------               ------
       Net Investment Income......     .64          .68         .68         .69             .53                  .74
       Net Realized and Unrealized
        Gain/Loss.................     .83          .93         .42       (1.45)            .49                  .67
                                    ------       ------      ------      ------          ------               ------
      Total from Investment
       Operations.................    1.47         1.61        1.10        (.76)          1.0 2                 1.41
                                    ------       ------      ------      ------          ------               ------
      Less:
       Distributions from Net
        Investment Income.........     .65          .65         .68         .73             .56                  .72
       Distributions from Net
        Realized Gain.............     .03            0           0           0               0                    0
                                    ------       ------      ------      ------          ------               ------
      Total Distributions.........     .68          .65         .68         .73             .56                  .72
                                    ------       ------      ------      ------          ------               ------
      Net Asset Value, End of the
       Period.....................  $19.43       $18.64      $17.68      $17.26          $18.75               $18.29
                                    ======       ======      ======      ======          ======               ======
      Total Return................   8.16%(c)     9.27%(c)    6.57%(c)   -4.15%(c)        5.70%*(c)            8.19%(c)
      Net Assets at End of the
       Period (In millions).......   $15.0        $11.0        $6.6        $7.4            $4.8                 $3.8
      Ratio of Expenses to Average
       Net Assets(d)..............   1.63%        1.65%       1.74%       1.69%           1.63%                1.71%
      Ratio of Net Investment
       Income to Average Net
       Assets.....................   3.41%        3.67%       4.03%       3.75%           3.87%                4.15%
      Portfolio Turnover..........     32%          39%         52%         44%             21%*                 46%



    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) The Ratios of Expenses to Average Net Assets do not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.


    (e) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.18% for Class A Shares, from 3.40% to 3.42% for Class B Shares and 3.39% to 3.41% for Class C Shares. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



     * Non-Annualized.



                         See Notes to Financial Statements.

For More Information


 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424


DEALERS


  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen California Insured Tax Free Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen California Insured Tax Free Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
California Insured
Tax Free Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo @ sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                       CAI PRO 1/03

Act File No. is 811-4386.                                               65047PRO

Van Kampen Insured Tax Free Income Fund
 -------------------------------------------------------------------------------

Van Kampen Insured Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  21
Distributions from the Fund.................................  22
Shareholder Services........................................  23
Federal Income Taxation.....................................  25
Financial Highlights........................................  28


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds which are not insured. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.

Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                             12.32
1994                                                                             -6.31
1995                                                                             17.49
1996                                                                              3.64
1997                                                                              8.19
1998                                                                              5.65
1999                                                                             -5.03
2000                                                                             13.18
2001                                                                              3.86
2002                                                                              9.79


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.35% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.08% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS                           PAST
    FOR THE                               10 YEARS
    PERIODS ENDED       PAST     PAST     OR SINCE
    DECEMBER 31, 2002  1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class A Shares
      Return Before
      Taxes             4.56%    4.28%      7.96%
      Return After
      Taxes on
      Distributions     4.29%    4.00%      5.35%
      Return After
      Taxes on
      Distributions
      and Sale of
      Fund Shares       4.50%    4.22%      5.36%
    Lehman Brothers
    Municipal Bond
    Index               9.61%    6.06%      6.71%
........................................................
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class B Shares
      Return Before
      Taxes             4.97%    4.24%      4.85%(1)**
    Lehman Brothers
    Municipal Bond
    Index               9.61%    6.06%      6.43%(2)
........................................................
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class C Shares
      Return Before
      Taxes             7.92%    4.47%      4.64%(3)
    Lehman Brothers
    Municipal Bond
    Index               9.61%    6.06%      6.34%(4)
........................................................


Inception dates: (1) 5/3/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93.

 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2002 is 3.87% for Class A Shares, 3.31% for Class B Shares and 3.31% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.51%        0.51%        0.51%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.24%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.12%        0.12%        0.12%
.................................................................
Total annual fund
operating expenses           0.87%        1.63%        1.63%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(6) While Class B and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $560      $739       $  934      $1,497
.....................................................................
Class B Shares           $566      $864       $1,037      $1,730*
.....................................................................
Class C Shares           $266      $514       $  887      $1,933
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE         TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $560      $739       $934       $ 1,497
.....................................................................
Class B Shares           $166      $514       $887       $ 1,730*
.....................................................................
Class C Shares           $166      $514       $887       $ 1,933
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO").

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities that it believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration, and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, the Fund would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in insured securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security.

Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.

Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, the illiquidity of the derivative instrument and, to the extent that the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if the Strategic Transactions had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.



The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional

Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million          0.525%
...................................................
    Next $500 million           0.500%
...................................................
    Next $500 million           0.475%
...................................................
    Over $1,500 million         0.450%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.51% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed-Income team. The team is made up of established investment professionals. Current members of the team include James F. Willison, a Managing Director of the Adviser, Joseph R. Arcieri, an Executive Director of the Adviser and Joseph
A. Piraro, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:


                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      3.75%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth                       1.00%
......................................................
    Seventh and After            None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a " company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the custodian bank, State Street Bank & Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.


Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.



The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998, and the fiscal year ended December 31, 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                   CLASS A SHARES
                                                                                    NINE MONTHS
                                                                                       ENDED          YEAR ENDED
                                             YEAR ENDED SEPTEMBER 30,              SEPTEMBER 30,     DECEMBER 31,
                                   2002(A)       2001        2000        1999          1998              1997
      -----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period.............    $19.22      $18.27      $18.08      $19.96        $19.63            $19.24
                                   --------    --------    --------    --------      --------          --------
       Net Investment Income.....       .81         .86         .91         .91           .71               .97
       Net Realized and
         Unrealized Gain/Loss....       .87         .98         .17       (1.64)          .37               .55
                                   --------    --------    --------    --------      --------          --------
      Total from Investment
       Operations................      1.68        1.84        1.08        (.73)         1.08              1.52
                                   --------    --------    --------    --------      --------          --------
      Less:
       Distributions from Net
         Investment Income.......       .81         .89         .88         .92           .72               .97
       Distributions from Net
         Realized Gain...........       .44         -0-         .01         .23           .03               .16
                                   --------    --------    --------    --------      --------          --------
      Total Distributions........      1.25         .89         .89        1.15           .75              1.13
                                   --------    --------    --------    --------      --------          --------
      Net Asset Value, End of the
       Period....................    $19.65      $19.22      $18.27      $18.08        $19.96            $19.63
                                   ========    ========    ========    ========      ========          ========
      Total Return...............     9.28%(c)   10.28%(c)    6.13%(c)   -3.80%(c)      5.61%*(c)         8.19%(c)
      Net Assets at End of the
       Period (In millions)......  $1,244.3    $1,129.6    $1,086.6    $1,178.3      $1,353.9          $1,283.5
      Ratio of Expenses to
       Average Net Assets........      .87%        .90%        .90%        .92%          .90%              .92%
      Ratio of Net Investment
       Income to Average Net
       Assets....................     4.30%       4.55%       5.10%       4.77%         4.85%             5.07%
      Portfolio Turnover.........       54%         80%         69%         92%           62%*              82%

                                                               CLASS B SHARES
                                                                             NINE MONTHS
                                                                                ENDED          YEAR ENDED
                                         YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,     DECEMBER 31,
                                   2002(B)     2001      2000      1999         1998              1997
      ---------------------------  -----------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period.............  $19.20     $18.26    $18.08    $19.96       $19.63            $19.24
                                   ------     ------    ------    ------       ------            ------
       Net Investment Income.....     .66        .70       .78       .76          .60               .82
       Net Realized and
         Unrealized Gain/Loss....     .88        .99       .15     (1.64)         .37               .55
                                   ------     ------    ------    ------       ------            ------
      Total from Investment
       Operations................    1.54       1.69       .93      (.88)         .97              1.37
                                   ------     ------    ------    ------       ------            ------
      Less:
       Distributions from Net
         Investment Income.......     .67        .75       .74       .77          .61               .82
       Distributions from Net
         Realized Gain...........     .44        -0-       .01       .23          .03               .16
                                   ------     ------    ------    ------       ------            ------
      Total Distributions........    1.11        .75       .75      1.00          .64               .98
                                   ------     ------    ------    ------       ------            ------
      Net Asset Value, End of the
       Period....................  $19.63     $19.20    $18.26    $18.08       $19.96            $19.63
                                   ======     ======    ======    ======       ======            ======
      Total Return...............   8.47%(d)   9.42%(d)  5.25%(d) -4.60%(d)     5.07%*(d)         7.36%(d)
      Net Assets at End of the
       Period (In millions)......   $87.2      $49.2     $43.0     $56.8        $71.9             $70.1
      Ratio of Expenses to
       Average Net Assets........   1.63%      1.69%     1.68%     1.68%        1.66%             1.69%
      Ratio of Net Investment
       Income to Average Net
       Assets....................   3.53%      3.76%     4.34%     3.99%        4.08%             4.29%
      Portfolio Turnover.........     54%        80%       69%       92%          62%*              82%

                                                               CLASS C SHARES
                                                                             NINE MONTHS
                                                                                ENDED          YEAR ENDED
                                         YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,     DECEMBER 31,
                                   2002(B)     2001      2000      1999         1998              1997
      ---------------------------  ---------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period.............  $19.19     $18.25    $18.08    $19.95       $19.63            $19.24
                                   ------     ------    ------    ------       ------            ------
       Net Investment Income.....     .67        .69       .79       .76          .60               .82
       Net Realized and
         Unrealized Gain/Loss....     .87       1.00       .13     (1.63)         .37               .55
                                   ------     ------    ------    ------       ------            ------
      Total from Investment
       Operations................    1.54       1.69       .92      (.87)         .97              1.37
                                   ------     ------    ------    ------       ------            ------
      Less:
       Distributions from Net
         Investment Income.......     .67        .75       .74       .77          .61               .82
       Distributions from Net
         Realized Gain...........     .44        -0-       .01       .23          .04               .16
                                   ------     ------    ------    ------       ------            ------
      Total Distributions........    1.11        .75       .75      1.00          .65               .98
                                   ------     ------    ------    ------       ------            ------
      Net Asset Value, End of the
       Period....................  $19.62     $19.19    $18.25    $18.08       $19.95            $19.63
                                   ======     ======    ======    ======       ======            ======
      Total Return...............   8.48%(e)   9.42%(e)  5.19%(e) -4.55%(e)     5.02%*(e)         7.36%(e)
      Net Assets at End of the
       Period (In millions)......   $22.1      $11.2      $5.4      $8.3         $6.8              $5.6
      Ratio of Expenses to
       Average Net Assets........   1.63%      1.65%     1.68%     1.68%        1.66%             1.69%
      Ratio of Net Investment
       Income to Average Net
       Assets....................   3.53%      3.80%     4.35%     3.99%        4.06%             4.29%
      Portfolio Turnover.........     54%        80%       69%       92%          62%*              82%


    *  Non-Annualized


    (a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



    (b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (e) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information


 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker

  - WEB SITE
     www.vankampen.com


  - FUNDINFO(R)
     Automated Telephone System 800-847-2424


DEALERS

  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN INSURED TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Insured Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Insured Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Insured Tax Free
Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


The Fund's Investment Company                      [VAN KAMPEN INVESTMENTS LOGO]

Act File No. is 811-4986.                                          TFIN PRO 1/03

Van Kampen Intermediate Term Municipal
Income Fund
 -------------------------------------------------------------------------------

Van Kampen Intermediate Term Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  24
Distributions from the Fund.................................  26
Shareholder Services........................................  26
Federal Income Taxation.....................................  28
Financial Highlights........................................  31
Appendix--Description of Securities Ratings................. A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. To enhance yield and to add diversification, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are regarded as below investment grade and are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.


The Fund buys and sells municipal securities with a view towards seeking a high level of tax-exempt income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change.

The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Although the Fund may invest in securities of any maturity, the Fund seeks to maintain a dollar-weighted average portfolio life of three to ten years. This means that the Fund is subject to greater market risk than a fund investing solely in shorter-term securities but less market risk than a fund investing solely in longer-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade securities and the Fund may invest up to 35% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable for investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)

- Wish to add to their investment portfolio a fund that invests primarily in municipal securities and seeks to maintain an average portfolio life of intermediate term

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the nine calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


[BAR CHART]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -3.32%
1995                                                                             15.31%
1996                                                                              4.27%
1997                                                                              8.08%
1998                                                                              5.97%
1999                                                                             -1.56%
2000                                                                              6.51%
2001                                                                              5.07%
2002                                                                              9.21%


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the nine-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.43% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -4.02% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED           PAST      PAST       SINCE
    DECEMBER 31, 2002      1 YEAR   5 YEARS    INCEPTION
------------------------------------------------------------
    Van Kampen
    Intermediate Term
    Municipal Income Fund
    -- Class A Shares
      Return Before Taxes   5.71%     4.30%     5.49%(1)
      Return After Taxes
      on Distributions      5.54%     4.26%     5.45%(1)
      Return After Taxes
      on Distributions
      and Sale of Fund
      Shares                5.08%     4.29%     5.33%(1)
    Lehman Brothers
    Municipal Bond Index    9.61%     6.06%     6.43%(2)
.............................................................
    Van Kampen
    Intermediate Term
    Municipal Income Fund
    -- Class B Shares
      Return Before Taxes   5.65%     4.27%     5.38%(1)**
    Lehman Brothers
    Municipal Bond Index    9.61%     6.06%     6.43%(2)
.............................................................
    Van Kampen
    Intermediate Term
    Municipal Income Fund
    -- Class C Shares
      Return Before Taxes   7.35%     4.19%     4.50%(3)
    Lehman Brothers
    Municipal Bond Index    9.61%     6.06%     6.13%(4)
.............................................................


Inception dates: (1) 5/28/93, (2) 4/30/93, (3) 10/19/93, (4) 10/31/93.

* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2002 is 4.01% for Class A Shares, 3.40% for Class B Shares and 3.41% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      3.25%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     3.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
.................................................................
Redemption fee               None         None         None
.................................................................
Exchange fee                 None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)          0.50%        0.50%        0.50%
.................................................................
Distribution and/or
service (12b-1) fees(6)     0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)           0.39%        0.39%        0.39%
.................................................................
Total annual fund
operating expenses(5)       1.14%        1.89%        1.89%
.................................................................


(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 3.00% in the first year after purchase and declines thereafter as follows:


                         Year 1-3.00%
                         Year 2-2.50%
                         Year 3-2.00%
                         Year 4-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2002 were 0.85%, 1.60% and 1.60% for Class A Shares, Class B Shares and Class C Shares, respectively.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) While Class B and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $435      $675       $  932      $1,666
.....................................................................
Class B Shares           $492      $794       $1,021      $2,016*
.....................................................................
Class C Shares           $292      $594       $1,021      $2,212
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $437      $675       $  932      $1,666
.....................................................................
Class B Shares           $192      $594       $1,021      $2,016*
.....................................................................
Class C Shares           $192      $594       $1,021      $2,212
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in investment grade municipal securities. Under normal market conditions, the Fund may invest up to 35% of its total assets in below investment grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category. For a description of securities ratings, see the appendix to this Prospectus. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.


         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................


The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In pursuing its investment objective, the Fund may invest in securities of any maturity, but seeks to maintain a dollar-weighted average portfolio life of three to ten years. Generally, a portfolio of municipal securities having an intermediate dollar-weighted average life tends to produce a higher level of income than a portfolio of municipal securities having a shorter dollar-weighted average life and has less net asset value volatility than a portfolio of municipal securities having a longer dollar-weighted average life, although such differences cannot be assured. In addition, market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives. Based on the foregoing, the Fund's investment adviser believes that under current market conditions the yield and price characteristics of a municipal securities portfolio with a dollar-weighted average portfolio life of three to ten years generally offer an attractive balance between income and interest rate risk. In certain market conditions, however, such a portfolio may be less attractive because of differences in yield between municipal securities of different maturities due to supply and demand forces, monetary and tax policies and investor expectations. In the event of sustained market conditions that make it less desirable to maintain a dollar-weighted average portfolio life of three to ten years, the Board of Trustees of the Fund, in consultation with the Fund's investment adviser, may change the investment policy of the Fund with respect to the dollar-weighted average life of the portfolio.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. Under normal market conditions, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. The Fund has no limitation as to the expected life or stated maturity of individual municipal securities in which it may invest. As previously discussed, the Fund may adjust the average life of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN

                             LOWER-GRADE SECURITIES

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.

Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure and seeking to maintain a dollar-weighted average portfolio life of three to ten years. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


The Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities of comparable quality. Securities assigned the lowest grade ratings include those of issuers that are in default or are in bankruptcy or reorganization. Securities of such issuers are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below.

The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 2002 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 2002 fiscal year computed on a monthly basis.



                        FISCAL YEAR ENDED SEPTEMBER 30, 2002
                                                  UNRATED
                                               SECURITIES OF
                                                COMPARABLE
                      RATED SECURITIES            QUALITY
    RATING           (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
    CATEGORY          PORTFOLIO VALUE)       PORTFOLIO VALUE)

-------------------------------------------------------------------
    AAA/Aaa                70.50%                  0.90%
....................................................................
    AA/Aa                   6.40%                  0.00%
....................................................................
    A/A                     4.30%                  0.00%
....................................................................
    BBB/Baa                 4.50%                  4.50%
....................................................................
    BB/Ba                   0.00%                  7.90%
....................................................................
    B/B                     0.00%                  0.00%
....................................................................
    CCC/Caa                 0.20%                  0.30%
....................................................................
    CC/Ca                   0.00%                  0.40%
....................................................................
    C/C                     0.00%                  0.00%
....................................................................
    D                       0.00%                  0.10%
....................................................................
    Percentage of
    Rated and
    Unrated
    Securities             85.90%                 14.10%
....................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

              ADDITIONAL INFORMATION REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.


Special tax considerations are associated with investing in zero coupon and pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such high-quality, short-term securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


Investment Advisory
Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Over $500 million            0.45%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.50% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2002. After voluntary fee waivers, the effective advisory fee rate was 0.21% for the fiscal year ended September 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed-Income team. The team is made up of established investment professionals. A current member of the team is Timothy D. Haney, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES


Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 3.25% (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:


                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $25,000                3.25%          3.36%
.................................................................
    $25,000 but less than
    $250,000                         2.75%          2.83%
.................................................................
    $250,000 but less than
    $500,000                         1.75%          1.78%
.................................................................
    $500,000 but less than
    $1,000,000                       1.50%          1.52%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within four years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       3.00%
......................................................
    Second                      2.50%
......................................................
    Third                       2.00%
......................................................
    Fourth                      1.00%
......................................................
    Fifth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such sales within a rolling twelve-month period as follows:
     1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income
Taxation

 -------------------------------------------------------------------------------


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.


Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon or pay-in-kind securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                  CLASS A SHARES
                                                                               NINE MONTH
                                                     YEAR ENDED               PERIOD ENDED     YEAR ENDED
                                                   SEPTEMBER 30,              SEPTEMBER 30,   DECEMBER 31,
                                         2002(a)    2001     2000     1999        1998            1997
      ----------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..........................  $10.42    $10.14   $10.22   $10.73      $10.54          $10.21
                                         ------    ------   ------   ------      ------          ------
       Net Investment Income...........     .42       .49      .46      .47         .36             .48
       Net Realized and Unrealized
         Gain/Loss.....................     .44       .23     (.05)    (.48)        .20             .32
                                         ------    ------   ------   ------      ------          ------

      Total from Investment
       Operations......................     .86       .72      .41     (.01)        .56             .80
                                         ------    ------   ------   ------      ------          ------

      Less:
       Distributions from Net
         Investment Income.............     .42       .43      .49      .50         .37             .47
       Distributions from Net Realized
         Gain..........................     -0-       .01      -0-      -0-         -0-             -0-
                                         ------    ------   ------   ------      ------          ------
      Total Distributions..............     .42       .44      .49      .50         .37             .47
                                         ------    ------   ------   ------      ------          ------

      Net Asset Value, End of the
       Period..........................  $10.86    $10.42   $10.14   $10.22      $10.73          $10.54
                                         ======    ======   ======   ======      ======          ======

      Total Return *...................   8.48%(b)  7.19%(b)  4.13%(b) -0.10%(b)     5.36%**(b)     8.08%(b)
      Net Assets at End of the Period
       (In millions)...................   $53.5     $29.1    $26.6    $29.5       $20.6           $12.9
      Ratio of Expenses to Average Net
       Assets *........................    .85%      .77%    1.44%    1.28%       1.30%           1.52%
      Ratio of Net Investment Income to
       Average Net Assets *............   4.08%     4.78%    4.65%    4.49%       4.61%           4.67%
      Portfolio Turnover...............     75%      106%      85%      65%         15%**           37%
       *If certain expenses had not
       been voluntarily reimbursed by
       the Adviser, total return would
       have been lower and the ratios
       would have been as follows:
      Ratio of Expenses to Average Net
       Assets..........................   1.14%     1.23%      N/A      N/A         N/A           1.67%
      Ratio of Net Investment Income to
       Average Net Assets..............   3.79%     4.32%      N/A      N/A         N/A           4.52%

                                                                  CLASS B SHARES
                                                                               NINE MONTH
                                                     YEAR ENDED               PERIOD ENDED     YEAR ENDED
                                                   SEPTEMBER 30,              SEPTEMBER 30,   DECEMBER 31,
                                         2002(a)    2001     2000     1999        1998            1997
      ---------------------------------  -----------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..........................  $10.41    $10.13   $10.20   $10.71      $10.52          $10.21
                                         ------    ------   ------   ------      ------          ------
       Net Investment Income...........     .35       .42      .38      .39         .31             .40
       Net Realized and Unrealized
         Gain/Loss.....................     .42       .22     (.04)    (.47)        .19             .32
                                         ------    ------   ------   ------      ------          ------
      Total from Investment
       Operations......................     .77       .64      .34     (.08)        .50             .72
                                         ------    ------   ------   ------      ------          ------
      Less:
       Distributions from Net
         Investment Income.............     .34       .35      .41      .43         .31             .41
       Distributions from Net Realized
         Gain..........................     -0-       .01      -0-      -0-         -0-             -0-
                                         ------    ------   ------   ------      ------          ------
      Total Distributions..............     .34       .36      .41      .43         .31             .41
                                         ------    ------   ------   ------      ------          ------
      Net Asset Value, End of the
       Period..........................  $10.84    $10.41   $10.13   $10.20      $10.71          $10.52
                                         ======    ======   ======   ======      ======          ======
      Total Return *...................   7.61%(c)  6.42%(c)  3.46%(c) -0.81%(c)     4.74%**(c)     7.23%(c)
      Net Assets at End of the Period
       (In millions)...................   $17.1     $11.1     $8.6    $10.4       $15.2           $16.4
      Ratio of Expenses to Average Net
       Assets *........................   1.60%     1.52%    2.20%    1.97%       2.06%           2.28%
      Ratio of Net Investment Income to
       Average Net Assets *............   3.34%     4.02%    3.90%    3.80%       3.90%           3.91%
      Portfolio Turnover...............     75%      106%      85%      65%         15%**           37%
       *If certain expenses had not
       been voluntarily reimbursed by
       the Adviser, total return would
       have been lower and the ratios
       would have been as follows:
      Ratio of Expenses to Average Net
       Assets..........................   1.89%     1.98%      N/A      N/A         N/A           2.42%
      Ratio of Net Investment Income to
       Average Net Assets..............   3.05%     3.56%      N/A      N/A         N/A           3.77%

                                                                  CLASS C SHARES
                                                                               NINE MONTH
                                                     YEAR ENDED               PERIOD ENDED     YEAR ENDED
                                                   SEPTEMBER 30,              SEPTEMBER 30,   DECEMBER 31,
                                         2002(a)    2001     2000     1999        1998            1997
      ---------------------------------  ---------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..........................  $10.40    $10.12   $10.20   $10.71      $10.52          $10.20
                                         ------    ------   ------   ------      ------          ------
       Net Investment Income...........     .34       .42      .39      .40         .31             .40
       Net Realized and Unrealized
         Gain/Loss.....................     .42       .22     (.06)    (.48)        .19             .32
                                         ------    ------   ------   ------      ------          ------
      Total from Investment
       Operations......................     .76       .64      .33     (.08)        .50             .72
                                         ------    ------   ------   ------      ------          ------
      Less:
       Distributions from Net
         Investment Income.............     .34       .35      .41      .43         .31             .40
       Distributions from Net Realized
         Gain..........................     -0-       .01      -0-      -0-         -0-             -0-
                                         ------    ------   ------   ------      ------          ------
      Total Distributions..............     .34       .36      .41      .43         .31             .40
                                         ------    ------   ------   ------      ------          ------
      Net Asset Value, End of the
       Period..........................  $10.82    $10.40   $10.12   $10.20      $10.71          $10.52
                                         ======    ======   ======   ======      ======          ======
      Total Return *...................   7.52%(d)  6.42%(d)  3.36%(d) -0.81%(d)     4.74%**(d)     7.23%(d)
      Net Assets at End of the Period
       (In millions)...................   $13.2      $8.6     $6.4     $5.6        $3.3            $3.1
      Ratio of Expenses to Average Net
       Assets *........................   1.60%     1.52%    2.20%    2.02%       2.06%           2.29%
      Ratio of Net Investment Income to
       Average Net Assets *............   3.33%     4.02%    3.90%    3.75%       3.89%           3.88%
      Portfolio Turnover...............     75%      106%      85%      65%         15%**           37%
       *If certain expenses had not
       been voluntarily reimbursed by
       the Adviser, total return would
       have been lower and the ratios
       would have been as follows:
      Ratio of Expenses to Average Net
       Assets..........................   1.89%     1.98%      N/A      N/A         N/A           2.43%
      Ratio of Net Investment Income to
       Average Net Assets..............   3.04%     3.56%      N/A      N/A         N/A           3.74%


    ** Non-Annualized

    N/A - Not Applicable


    (a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Appendix -- Description
of Securities Ratings


 -------------------------------------------------------------------------------


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):



A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                         LONG-TERM ISSUE CREDIT RATINGS



Issue credit ratings are based in varying degrees, on the following considerations:



1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation: and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.



                                MUNICIPAL NOTES



S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                                COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligation (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:



1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.



3) Notes containing any provision which could obligate the investor to make any additional payments.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                            SHORT-TERM EXEMPT NOTES



In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



                                    PRIME-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



Issuers rated Not Prime do not fall within any of the Prime rating categories.



In addition, in certain countries the prime rating may be modified by the issuers or guarantor's senior unsecured long-term debt rating.

For More Information


 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker

  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424


DEALERS


  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.


PO Box 947



Jersey City, NJ 07303-0947


Attn: Van Kampen Intermediate Term Municipal Income Fund

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713


Boston, MA 02110-1713


Attn: Van Kampen Intermediate Term Municipal Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive

Chicago, IL 60606

Independent Auditors

ERNST & YOUNG LLP

233 South Wacker Drive

Chicago, IL 60606

Van Kampen
Intermediate Term
Municipal
Income Fund


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                                JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                    INF PRO 1/03

The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen Municipal Income Fund
 -------------------------------------------------------------------------------

Van Kampen Municipal Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment grade municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  15
Purchase of Shares..........................................  16
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  25
Federal Income Taxation.....................................  27
Financial Highlights........................................  30
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in a portfolio of municipal securities rated investment grade at the time of purchase or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") or comparably rated short term securities.


Under normal market conditions, up to 20% of the Fund's total assets may consist of municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated municipal securities considered by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are regarded as below investment grade and are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.


The Fund invests in a broad range of municipal securities represented by many localities, states, regions and economies. In selecting securities for investment, the Fund's investment adviser uses a balanced credit strategy that emphasizes investment grade municipal securities in combination with municipal securities below investment grade. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the assessments of the Fund's investment adviser regarding such securities materially change.

The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities and the Fund may invest up to 20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable for investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)

- Wish to add to their investment portfolio a fund that invests primarily in investment grade municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.
[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                             12.20%
1994                                                                             -6.37%
1995                                                                             15.61%
1996                                                                              4.07%
1997                                                                              9.14%
1998                                                                              5.16%
1999                                                                             -5.42%
2000                                                                              4.41%
2001                                                                              3.76%
2002                                                                              9.91%


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.04% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.86% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.



Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS                                   PAST
    FOR THE                                       10 YEARS
    PERIODS ENDED               PAST     PAST     OR SINCE
    DECEMBER 31, 2002          1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------
    Van Kampen Municipal
    Income Fund --
    Class A Shares
      Return Before Taxes      -1.20%    3.00%      4.86%
      Return After Taxes on
      Distributions            -1.20%    2.98%      4.82%
      Return After Taxes on
      Distributions and Sale
      of Fund Shares            1.16%    3.44%      5.01%
    Lehman Brothers Municipal
    Bond Index                  9.61%    6.06%      6.71%
................................................................
    Van Kampen Municipal
    Income Fund --
    Class B Shares
      Return Before Taxes      -0.88%    2.98%      4.45%**
    Lehman Brothers Municipal
    Bond Index                  9.61%    6.06%      6.71%
................................................................
    Van Kampen Municipal
    Income Fund --
    Class C Shares
      Return Before Taxes       2.01%    3.23%      3.45%(1)
    Lehman Brothers Municipal
    Bond Index                  9.61%    6.06%      6.34%(2)
................................................................



Inception dates: (1) 8/13/93, (2) 7/31/93.


* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2002 is 4.56% for Class A Shares, 4.05% for Class B Shares and 4.06% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                      4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load)(as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
.................................................................
Redemption fee               None         None         None
.................................................................
Exchange fee                 None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees             0.48%        0.48%        0.48%
.................................................................
Distribution and/or
service
(12b-1) fees(5)             0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses              0.14%        0.14%        0.14%
.................................................................
Total annual fund
operating expenses          0.87%        1.62%        1.62%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(6) While Class B and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $560      $739       $  934      $1,497
.....................................................................
Class B Shares           $565      $861       $1,031      $1,721*
.....................................................................
Class C Shares           $265      $511       $  881      $1,922
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $560      $739       $934       $1,497
....................................................................
Class B Shares           $165      $511       $881       $1,721*
....................................................................
Class C Shares           $165      $511       $881       $1,922
....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of the Fund's total assets in investment grade municipal securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities below investment grade. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. In selecting securities for investment, the Fund's investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.

The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the assessments of the Fund's investment adviser of the relative income potential of such investments.

The Fund's investment adviser uses a balanced credit strategy that emphasizes municipal securities rated investment grade in combination with higher-yielding, lower-grade municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. The Fund's investment adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser regarding such securities materially change.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's

Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.

Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below.



The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2002 invested in the various rating categories (based on the higher of the S&P or Moody's rating) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 2002 fiscal year, computed on a monthly basis.



                             RATED             UNRATED
                          SECURITIES        SECURITIES OF
                             (AS A        COMPARABLE QUALITY
                         PERCENTAGE OF          (AS A
                           PORTFOLIO        PERCENTAGE OF
     RATING CATEGORY        VALUE)         PORTFOLIO VALUE)
----------------------------------------------------------------
    AAA/Aaa                 63.54%              3.48%
.................................................................
    AA/Aa                   13.91%              0.00%
.................................................................
    A/A                      4.84%              0.25%
.................................................................
    BBB/Baa                  4.34%              2.89%
.................................................................
    BB/Ba                    1.01%              2.87%
.................................................................
    B/B                      0.29%              1.21%
.................................................................
    CCC/Caa                  0.00%              0.69%
.................................................................
    CC/Ca                    0.00%              0.38%
.................................................................
    C/C                      0.00%              0.00%
.................................................................
    D                        0.00%              0.30%
.................................................................
    Percentage of
    Rated and Unrated
    Securities              87.93%             12.07%
.................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        ADDITIONAL INFORMATION REGARDING
                               CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.


Special tax considerations are associated with investing in zero coupon and pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Over $500 million            0.45%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed-Income team. The team is made up of established investment professionals. Current members of the team include James F. Willison, a Managing Director of the Adviser, Joseph R. Arcieri, an Executive Director of the Adviser and Timothy Haney, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to

Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES


Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:


                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      3.75%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth                       1.00%
......................................................
    Seventh and After            None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                         WAIVER OF CONTINGENT DEFERRED
                                  SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating
Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share without sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such sales within a rolling twelve-month period as follows:
     1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
      1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to the shareholder(s) predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.


Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.

The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon or pay-in-kind securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                  CLASS A SHARES
                                                                                    NINE MONTHS
                                                                                       ENDED           YEAR ENDED
                                           YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,      DECEMBER 31,
                                 2002(A)        2001        2000        1999           1998               1997
      ---------------------------------------------------------------------------------------------------------------
      Net Asset Value,
       Beginning of the
       Period..................   $14.56       $14.06      $14.50      $15.99         $15.77             $15.27
                                  ------       ------      ------      ------         ------             ------
       Net Investment Income...      .71          .74         .79         .82            .66                .85
       Net Realized and
         Unrealized
         Gain/Loss.............      .46          .49        (.42)      (1.46)           .20                .50
                                  ------       ------      ------      ------         ------             ------
      Total from Investment
       Operations..............     1.17         1.23         .37        (.64)           .86               1.35
      Less Distributions from
       Net Investment Income...      .70          .73         .81         .85            .64                .85
                                  ------       ------      ------      ------         ------             ------
      Net Asset Value, End of
       the Period..............   $15.03       $14.56      $14.06      $14.50         $15.99             $15.77
                                  ======       ======      ======      ======         ======             ======
      Total Return.............    8.35%(b)     8.93%(b)    2.69%(b)   -4.25%(b)       5.62%*(b)          9.14%(b)
      Net Assets at End of the
       Period (In millions)....   $696.4       $701.5      $688.3      $777.5         $788.7             $766.2
      Ratio of Expenses to
       Average Net Assets......     .87%         .83%        .89%        .88%           .84%               .89%
      Ratio of Interest Expense
       to Average Net Assets...      N/A          N/A        .01%        .17%           .03%                N/A
      Ratio of Net Investment
       Income to Average Net
       Assets..................    4.89%        5.16%       5.58%       5.34%          5.63%              5.54%
      Portfolio Turnover.......      49%          31%         45%        116%            89%*              104%

                                                                 CLASS B SHARES
                                                                                 NINE MONTHS
                                                                                    ENDED           YEAR ENDED
                                         YEAR ENDED SEPTEMBER 30,               SEPTEMBER 30,      DECEMBER 31,
                                 2002(A)     2001        2000        1999           1998               1997
      -------------------------  ---------------------------------------------------------------------------------
      Net Asset Value,
       Beginning of the
       Period..................   $14.54    $14.05      $14.49      $15.98         $15.76             $15.27
                                  ------    ------      ------      ------         ------             ------
       Net Investment Income...      .60       .63         .68         .71            .57                .73
       Net Realized and
         Unrealized
         Gain/Loss.............      .48       .48        (.42)      (1.47)           .20                .50
                                  ------    ------      ------      ------         ------             ------
      Total from Investment
       Operations..............     1.08      1.11         .26        (.76)           .77               1.23
      Less Distributions from
       Net Investment Income...      .60       .62         .70         .73            .55                .74
                                  ------    ------      ------      ------         ------             ------
      Net Asset Value, End of
       the Period..............   $15.02    $14.54      $14.05      $14.49         $15.98             $15.76
                                  ======    ======      ======      ======         ======             ======
      Total Return.............    7.64%(c)  8.06%(c)    1.90%(c)   -4.95%(c)       5.05%*(c)          8.27%(c)
      Net Assets at End of the
       Period (In millions)....     65.0     $66.6       $69.5      $106.6         $197.9             $211.2
      Ratio of Expenses to
       Average Net Assets......    1.62%     1.59%       1.67%       1.63%          1.62%              1.65%
      Ratio of Interest Expense
       to Average Net Assets...      N/A       N/A        .01%        .17%           .03%                N/A
      Ratio of Net Investment
       Income to Average Net
       Assets..................    4.13%     4.40%       4.86%       4.57%          4.85%              4.78%
      Portfolio Turnover.......      49%       31%         45%        116%            89%*              104%

                                                                 CLASS C SHARES
                                                                                 NINE MONTHS
                                                                                    ENDED           YEAR ENDED
                                         YEAR ENDED SEPTEMBER 30,               SEPTEMBER 30,      DECEMBER 31,
                                 2002(A)     2001        2000        1999           1998               1997
      -------------------------  -------------------------------------------------------------------------------------
      Net Asset Value,
       Beginning of the
       Period..................   $14.52    $14.04      $14.48      $15.96         $15.75             $15.25
                                  ------    ------      ------      ------         ------             ------
       Net Investment Income...      .60       .63         .68         .70            .57                .73
       Net Realized and
         Unrealized
         Gain/Loss.............      .48       .47        (.42)      (1.45)           .19               .5 1
                                  ------    ------      ------      ------         ------             ------
      Total from Investment
       Operations..............     1.08      1.10         .26        (.75)           .76               1.24
      Less Distributions from
       Net Investment Income...      .60       .62         .70         .73            .55                .74
                                  ------    ------      ------      ------         ------             ------
      Net Asset Value, End of
       the Period..............   $15.00    $14.52      $14.04      $14.48         $15.96             $15.75
                                  ======    ======      ======      ======         ======             ======
      Total Return.............    7.65%(d)  8.00%(d)    1.91%(d)   -4.90%(d)       4.99%*(d)          8.34%(d)
      Net Assets at End of the
       Period (In millions)....    $18.8     $17.4       $13.8       $17.5          $15.5              $15.3
      Ratio of Expenses to
       Average Net Assets......    1.62%     1.62%       1.66%       1.63%          1.62%              1.66%
      Ratio of Interest Expense
       to Average Net Assets...      N/A       N/A        .01%        .17%           .03%                N/A
      Ratio of Net Investment
       Income to Average Net
       Assets..................    4.13%     4.37%       4.84%       4.55%          4.86%              4.75%
      Portfolio Turnover.......      49%       31%         45%        116%            89%*              104%



    (a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.89% (Class A) and 4.09% to 4.13% (Class B and Class C). Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     *  Non-Annualized

    N/A= Not Applicable

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS


Issue credit ratings are based in varying degrees, on the following considerations:


1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


2. Nature of and provisions of the obligation: and


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believe may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for Investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


                                MUNICIPAL NOTES


S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                          TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year unless explicitly noted.


Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


                                    PRIME-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

For More Information


 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker

  - WEB SITE
     www.vankampen.com


  - FUNDINFO(R)
     Automated Telephone System 800-847-2424


DEALERS

  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN MUNICIPAL INCOME FUND

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Investment Adviser


VAN KAMPEN INVESTMENT ADVISORY CORP.


1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Distributor

VAN KAMPEN FUNDS INC.

1 Parkview Plaza

PO Box 5555

Oakbrook Terrace, IL 60181-5555

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.


PO Box 947



Jersey City, NJ 07303-0947


Attn: Van Kampen Municipal Income Fund

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen Municipal Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive

Chicago, IL 60606

Independent Auditors

ERNST & YOUNG LLP

233 South Wacker Drive

Chicago, IL 60606

Van Kampen
Municipal
Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company
Act File No. is 811-4386.                                           MIF PRO 1/03

Van Kampen New York Tax Free Income Fund
 -------------------------------------------------------------------------------

Van Kampen New York Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for New York tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  25
New York Taxation...........................................  28
Federal Income Taxation.....................................  28
Financial Highlights........................................  31
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund may invest up to 20% of its total assets in New York municipal securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated New York municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal, New York state and New York city income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses a credit strategy that emphasizes investment grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation. Portfolio securities are typically sold when the assessment of the Fund's investment adviser of any of these factors materially changes.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate- related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund that invests solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities at the time of purchase and the Fund may invest up to

20% of its total assets in securities with below investment grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as a decline in revenues or increase in expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting the City and State of New York than a fund that does not limit its investments to such issuers.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to New York State or New York City income taxes

- Wish to add to their investment portfolio a fund that invests primarily in investment grade New York municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the eight calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             17.33
1996                                                                              5.14
1997                                                                             10.92
1998                                                                              7.50
1999                                                                             -4.89
2000                                                                             12.34
2001                                                                              4.48
2002                                                                             10.57


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.



During the eight-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.67% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -2.08% (for the quarter ended March 31, 1996).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                            PAST
    FOR THE                                10 YEARS
    PERIODS ENDED       PAST     PAST      OR SINCE
    DECEMBER 31, 2002  1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------
    Van Kampen New
    York Tax Free
    Income Fund --
    Class A Shares
      Return Before
      Taxes             5.30%    4.80%      6.34%(1)
      Return After
      Taxes on
      Distributions     5.30%    4.74%      6.30%(1)
      Return After
      Taxes on
      Distributions
      and Sale of
      Fund Shares       5.02%    4.76%      6.11%(1)
    Lehman Brothers
    Municipal Bond
    Index               9.61%    6.06%      6.89%(1)
.........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class B Shares
      Return Before
      Taxes             5.77%    4.80%      6.30%(1)**
    Lehman Brothers
    Municipal Bond
    Index               9.61%    6.06%      6.89%(1)
.........................................................
    Van Kampen New
    York Tax Free
    Income Fund --
    Class C Shares
      Return Before
      Taxes             8.77%    5.06%      6.18%(1)
    Lehman Brothers
    Municipal Bond
    Index               9.61%    6.06%      6.89%(1)
.........................................................


Inception date: (1) 7/29/94.
 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended September 30, 2002 is 4.28% for Class A Shares, 3.76% for Class B Shares and 3.75% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees(5)           0.60%        0.60%        0.60%
.................................................................
Distribution and/or
service (12b-1) fees(6)      0.25%        1.00%(7)     1.00%(7)
.................................................................
Other expenses(5)            0.22%        0.22%        0.22%
.................................................................
Total annual fund
operating expenses(5)        1.07%        1.82%        1.82%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None
    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) The Fund's investment adviser is currently waiving or reimbursing all or a portion of the Fund's management fees and other expenses such that actual total annual fund operating expenses for the fiscal year ended September 30, 2002 were 0.38%, 1.13% and 1.13% for Class A Shares, Class B Shares and Class C Shares, respectively.



(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(7) While Class B and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $579       $799      $1,037      $1,719
.....................................................................
Class B Shares           $585       $923      $1,135      $1,940*
.....................................................................
Class C Shares           $285       $573        $985      $2,137
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $579       $799      $1,037      $1,719
.....................................................................
Class B Shares           $185       $573        $985      $1,940*
.....................................................................
Class C Shares           $185       $573        $985      $2,137
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund invests at least 80% of its total assets in securities rated investment grade at the time of purchase and may invest up to 20% of its total assets in securities with below-investment grade credit quality. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.


      S&P       MOODY'S         MEANING
------------------------------------------------------
      AAA       Aaa             Highest quality
.......................................................
       AA       Aa              High quality
.......................................................
        A       A               Above-average quality
.......................................................
      BBB       Baa             Average quality
------------------------------------------------------
       BB       Ba              Below-average quality
.......................................................
        B       B               Marginal quality
.......................................................
      CCC       Caa             Poor quality
.......................................................
       CC       Ca              Highly speculative
.......................................................
        C       C               Lowest quality
.......................................................
        D       --              In default
.......................................................


The Fund's investment adviser uses an investment strategy that emphasizes investment grade New York municipal securities in combination with below investment grade New York municipal securities. The Fund's investment adviser believes that such an investment strategy allows the Fund to pursue an enhanced yield providing for higher income while maintaining an investment grade quality average portfolio for capital preservation.

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity and quality of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund buys and sells municipal securities with a view towards seeking a high level of current income consistent with preservation of capital. The Fund's investment adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund's investment policies.

In selecting securities for investment, the Fund's investment adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially changes.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. New York municipal securities are municipal securities (including issuers from New York or issuers outside of New York) the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New York municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 20% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time-to-time depending on its assessment of the relative yields available on securities. The Fund will, however, invest in shorter term municipal securities when it believes market conditions warrant such investments.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment-grade involve special risks compared to higher-grade securities. See "Risks of Investing in Lower-Grade Securities" below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN
                             LOWER-GRADE SECURITIES

Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in lower-grade securities before investing in the Fund.

Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.


The table below sets forth the percentages of the Fund's assets during the fiscal year ended September 30, 2002 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 2002 fiscal year computed on a monthly basis.



                       FISCAL YEAR ENDED SEPTEMBER 30, 2002
                                           UNRATED SECURITIES
                                              OF COMPARABLE
                      RATED SECURITIES           QUALITY
    RATING           (AS A PERCENTAGE OF   (AS A PERCENTAGE OF
    CATEGORY          PORTFOLIO VALUE)      PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa                40.14%                 0.00%
...................................................................
    AA/Aa                  35.12%                 0.20%
...................................................................
    A/A                    10.85%                 0.00%
...................................................................
    BBB/Baa                 9.51%                 0.80%
...................................................................
    BB/Ba                   0.18%                 2.32%
...................................................................
    B/B                     0.00%                 0.58%
...................................................................
    CCC/Caa                 0.00%                 0.30%
...................................................................
    CC/Ca                   0.00%                 0.00%
...................................................................
    C/C                     0.00%                 0.00%
...................................................................
    D                       0.00%                 0.00%
...................................................................
    Percentage of
    Rated and
    Unrated
    Securities             95.80%                 4.20%
...................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        SPECIAL CONSIDERATIONS REGARDING

                         NEW YORK MUNICIPAL SECURITIES

The Fund invests primarily in a portfolio of New York municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from New York State and New York City individual income taxes. Because the Fund invests primarily in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.


The following information is a summary of a more detailed description of certain factors affecting New York municipal securities which is contained in the Fund's Statement of Additional Information. Investors should obtain a copy of the Fund's Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York (the "State") published in connection with the issuance of specific New York municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, may generally be obtained on request to the Division of Budget of the State of New York. Such information has not been independently verified by the Fund and may not apply to all New York municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.



As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. The risks to the New York economic forecasts are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected.



The performance of the financial markets poses a substantial risk. The market for equities has continued to deteriorate significantly, resulting in a decline in finance industry employment and weaker prospects for bonus income. Given the critical role that the finance industry plays in New York, weakness in that industry could spread to other economic sectors, putting additional downward pressure on State employment and income.



Based on the operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, the Division of the Budget believes that the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in fiscal year 2002-2003.


More detailed information concerning New York municipal securities and the State of New York is included in the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS


The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS


The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to either periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities may eliminate the reinvestment risk and could lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term New York municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of New York municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality income securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.50%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day to day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. Current members of the team include Dennis S. Pietrzak, an Executive Director of the Adviser, Timothy
D. Haney, a Vice President of the Adviser, and John R. Reynoldson, an Executive Director of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees of the Fund. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES


Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:


                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      3.75%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth                       1.00%
......................................................
    Seventh and After            None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.


When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

New York Taxation

 -------------------------------------------------------------------------------

The discussion under this heading applies only to shareholders of the Fund that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City income tax on distributions attributable to interest on New York municipal securities. Individual shareholders will be subject to New York State or New York City income tax on distributions attributable to other income of the Fund (including net capital gain), and gain on the sale of shares of the Fund. Corporations should note that all or a part of any distribution from the Fund, and gain on the sale of shares of the Fund, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.

Under currently applicable New York State law, the highest marginal New York State income tax rate imposed on individuals for taxable years beginning after 1996 is 6.85%. The highest marginal New York City income tax rate currently imposed on individuals is 3.65%. In addition, individual taxpayers with New York adjusted gross income in excess of $100,000 must pay a supplemental tax to recognize the benefit of graduated tax rates. Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Fund are not exempt from taxation in such other state.

Federal Income Taxation

 -------------------------------------------------------------------------------


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of such investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.


Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.


The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine-month fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                CLASS A SHARES
                                                                              NINE MONTH         YEAR
                                                                             PERIOD ENDED       ENDED
                                           YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30,   DECEMBER 31,
                                     2002(d)    2001      2000      1999         1998            1997
      ---------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period.............    $15.76    $14.91    $14.94    $16.22       $15.73          $14.99
                                     ------    ------    ------    ------       ------          ------
       Net Investment Income.....       .74       .73       .77       .79          .60             .79
       Net Realized and
         Unrealized Gain/Loss....       .73       .88      (.07)    (1.19)         .51             .79
                                     ------    ------    ------    ------       ------          ------

      Total from Investment
       Operations................      1.47      1.61       .70      (.40)        1.11            1.58
                                     ------    ------    ------    ------       ------          ------

      Less:
      Distributions from Net
       Investment Income.........       .74       .76       .73       .79          .60             .80
      Distributions from Net
       Realized Gain.............       -0-       -0-       -0-       .09          .02             .04
                                     ------    ------    ------    ------       ------          ------
      Total Distributions........       .74       .76       .73       .88          .62             .84
                                     ------    ------    ------    ------       ------          ------

      Net Asset Value, End of the
       Period....................    $16.49    $15.76    $14.91    $14.94       $16.22          $15.73
                                     ======    ======    ======    ======       ======          ======

      Total Return...............     9.63%(a) 10.97%(a)  4.91%(a) -2.61%(a)     7.11%**(a)     10.92%(a)
      Net Assets at End of the
       Period (In millions)......     $47.5     $43.5     $29.0     $36.6        $25.0           $18.0
      Ratio of Expenses to
       Average Net Assets*.......      .38%      .53%      .61%      .33%         .39%            .64%
      Ratio of Net Investment
       Income to Average Net
       Assets*...................     4.68%     4.74%     5.26%     5.03%        5.01%           5.16%
      Portfolio Turnover.........       43%       30%       58%       67%          53%**           60%
      *If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
      Ratio of Expenses to
       Average Net Assets........     1.07%     1.13%     1.32%     1.23%        1.43%           1.47%
      Ratio of Net Investment
       Income to Average Net
       Assets....................     3.99%     4.14%     4.56%     4.13%        3.97%           4.33%

                                                              CLASS B SHARES
                                                                            NINE MONTH         YEAR
                                                                           PERIOD ENDED       ENDED
                                         YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30,   DECEMBER 31,
                                   2002(d)    2001      2000      1999         1998            1997
      ---------------------------  --------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period.............  $15.74    $14.90    $14.92    $16.21       $15.73          $14.99
                                   ------    ------    ------    ------       ------          ------
       Net Investment Income.....     .62       .62       .66       .68          .51             .69
       Net Realized and
         Unrealized Gain/Loss....     .73       .86      (.06)    (1.20)         .51             .78
                                   ------    ------    ------    ------       ------          ------
      Total from Investment
       Operations................    1.35      1.48       .60      (.52)        1.02            1.47
                                   ------    ------    ------    ------       ------          ------
      Less:
      Distributions from Net
       Investment Income.........     .62       .64       .62       .68          .52             .69
      Distributions from Net
       Realized Gain.............     -0-       -0-       -0-       .09          .02             .04
                                   ------    ------    ------    ------       ------          ------
      Total Distributions........     .62       .64       .62       .77          .54             .73
                                   ------    ------    ------    ------       ------          ------
      Net Asset Value, End of the
       Period....................  $16.47    $15.74    $14.90    $14.92       $16.21          $15.73
                                   ======    ======    ======    ======       ======          ======
      Total Return...............   8.83%(b) 10.09%(b)  4.17%(b) -3.34%(b)     6.58%**(b)     10.07%(b)
      Net Assets at End of the
       Period (In millions)......   $40.5     $35.0     $28.8     $28.2        $19.0           $13.1
      Ratio of Expenses to
       Average Net Assets*.......   1.13%     1.28%     1.36%     1.08%        1.14%           1.36%
      Ratio of Net Investment
       Income to Average Net
       Assets*...................   3.93%     3.99%     4.51%     4.27%        4.26%           4.49%
      Portfolio Turnover.........     43%       30%       58%       67%          53%**           60%
      *If certain expenses had no
       lower and the ratios would
      Ratio of Expenses to
       Average Net Assets........   1.82%     1.88%     2.07%     1.98%        2.19%           2.18%
      Ratio of Net Investment
       Income to Average Net
       Assets....................   3.24%     3.39%     3.81%     3.37%        3.21%           3.67%

                                                              CLASS C SHARES
                                                                            NINE MONTH         YEAR
                                                                           PERIOD ENDED       ENDED
                                         YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30,   DECEMBER 31,
                                   2002(d)    2001      2000      1999         1998            1997
      ---------------------------  ------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period.............  $15.75    $14.91    $14.92    $16.20       $15.73          $14.99
                                   ------    ------    ------    ------       ------          ------
       Net Investment Income.....     .62       .60       .68       .68          .51             .68
       Net Realized and
         Unrealized Gain/Loss....     .73       .88      (.07)    (1.19)         .50             .79
                                   ------    ------    ------    ------       ------          ------
      Total from Investment
       Operations................    1.35      1.48       .61      (.51)        1.01            1.47
                                   ------    ------    ------    ------       ------          ------
      Less:
      Distributions from Net
       Investment Income.........     .62       .64       .62       .68          .52             .69
      Distributions from Net
       Realized Gain.............     -0-       -0-       -0-       .09          .02             .04
                                   ------    ------    ------    ------       ------          ------
      Total Distributions........     .62       .64       .62       .77          .54             .73
                                   ------    ------    ------    ------       ------          ------
      Net Asset Value, End of the
       Period....................  $16.48    $15.75    $14.91    $14.92       $16.20          $15.73
                                   ======    ======    ======    ======       ======          ======
      Total Return...............   8.83%(c) 10.09%(c)  4.24%(c) -3.28%(c)     6.51%**(c)     10.07%(c)
      Net Assets at End of the
       Period (In millions)......   $12.0      $7.3      $4.6      $5.1         $3.1            $1.0
      Ratio of Expenses to
       Average Net Assets*.......   1.13%     1.30%     1.36%     1.08%        1.14%           1.41%
      Ratio of Net Investment
       Income to Average Net
       Assets*...................   3.92%     3.97%     4.52%     4.28%        4.22%           4.37%
      Portfolio Turnover.........     43%       30%       58%       67%          53%**           60%
      *If certain expenses had no
       lower and the ratios would
      Ratio of Expenses to
       Average Net Assets........   1.82%     1.90%     2.07%     1.98%        2.18%           2.23%
      Ratio of Net Investment
       Income to Average Net
       Assets....................   3.23%     3.37%     3.81%     3.38%        3.17%           3.55%


    ** Non-Annualized


    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (d) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



                         See Notes to Financial Statements

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS


Issue credit ratings are based in varying degrees, on the following considerations:


1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


2. Nature of and provisions of the obligation: and


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same bases as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


                                MUNICIPAL NOTES


S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                          TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


                                    PRIME-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuers or guarantor's senior unsecured long-term debt rating.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424


DEALERS

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666


TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)


  - For shareholders and dealer inquiries through TDD, call 800-421-2833


VAN KAMPEN NEW YORK TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen New York Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110-1713

Attn: Van Kampen New York Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
New York
Tax Free
Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

                                                                   NYTF PRO 1/03

                                                                        65042PRO
The Fund's Investment Company
Act File No. is 811-4386.

Van Kampen Strategic Municipal Income Fund
 -------------------------------------------------------------------------------

Van Kampen Strategic Municipal Income Fund's (formerly known as Van Kampen Tax Free High Income Fund) investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  16
Purchase of Shares..........................................  17
Redemption of Shares........................................  23
Distributions from the Fund.................................  25
Shareholder Services........................................  25
Federal Income Taxation.....................................  28
Financial Highlights........................................  30
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by Standard and Poor's ("S&P") or between Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and unrated municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher grade securities. For a description of securities ratings, see the appendix to this Prospectus.

The Fund's investment adviser buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities that it believes offers higher yields with reasonable credit risks considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of such securities materially change.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests primarily in securities with medium- and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.


CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are willing to take on the increased risks of investing in medium- and lower-grade securities in exchange for potentially higher income

- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1993                                                                             15.82
1994                                                                             -4.93
1995                                                                             15.52
1996                                                                              3.21
1997                                                                              9.05
1998                                                                              5.98
1999                                                                             -4.10
2000                                                                              3.41
2001                                                                              4.40
2002                                                                              6.13


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.09% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -5.60% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2002 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                               PAST
    FOR THE                                   10 YEARS
    PERIODS ENDED           PAST     PAST     OR SINCE
    DECEMBER 31, 2002      1 YEAR   5 YEARS   INCEPTION
----------------------------------------------------------------
    Van Kampen Strategic
    Municipal Income
    Fund -- Class A
    Shares
     Return Before Taxes   1.07%     2.09%      4.74%
     Return After Taxes
    on Distributions       1.07%     2.08%      4.72%
     Return After Taxes
    on Distributions and
     Sale of Fund Shares   2.71%     2.72%      4.99%
    Lehman Brothers
    Municipal Bond Index   9.61%     6.06%      6.71%
.................................................................
    Van Kampen Strategic
    Municipal Income
    Fund -- Class B
    Shares
     Return Before Taxes   1.33%     2.06%      4.44%(1)**
    Lehman Brothers
    Municipal Bond Index   9.61%     6.06%      6.43%(1)
.................................................................
    Van Kampen Strategic
    Municipal Income
    Fund -- Class C
    Shares
     Return Before Taxes   4.89%     2.42%      3.94%(2)
    Lehman Brothers
    Municipal Bond Index   9.61%     6.06%      6.34%(3)
.................................................................


Inception dates: (1) 4/30/93, (2) 8/13/93, (3) 7/31/93.

 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."


The current yield for the thirty-day period ended September 30, 2002 is 5.63% for Class A Shares, 5.15% for Class B Shares and 5.15% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or through the internet at www.vankampen.com.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.48%        0.48%        0.48%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.24%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.14%        0.14%        0.14%
.................................................................
Total annual fund
operating expenses           0.86%        1.62%        1.62%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:


                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."



(6) While Class B and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $559      $736       $  929      $1,485
.....................................................................
Class B Shares           $565      $861       $1,031      $1,719*
.....................................................................
Class C Shares           $265      $511       $  881      $1,922
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $559      $736       $929       $1,485
....................................................................
Class B Shares           $165      $511       $881       $1,719*
....................................................................
Class C Shares           $165      $511       $881       $1,922
....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in medium- and lower-grade municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. For a description of securities ratings, see the appendix to this Prospectus. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

     MOODY'S       S&P          MEANING
------------------------------------------------------
         Aaa       AAA          Highest quality
.......................................................
          Aa       AA           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         Baa       BBB          Average quality
------------------------------------------------------
          Ba       BB           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         Caa       CCC          Poor quality
.......................................................
          Ca       CC           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
          --       D            In default
.......................................................

The Fund invests in a broad range of municipal securities represented by many states, regions and economies. In selecting securities for investment, the Fund's investment adviser allocates portfolio assets among various municipalities and adjusts the Fund's exposure to each state or region based on its perception of the most favorable markets and issuers. As a result, the amount invested in municipal securities in a particular state or region will vary in accordance with the assessments of the Fund's investment adviser of the relative income potential of such investments.

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund's investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. At times, the market conditions in the municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade securities, particularly when the difference in returns between quality classifications is narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in the net asset value of the Fund but also may affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

            RISKS OF INVESTING IN MEDIUM- AND LOWER-GRADE SECURITIES

Securities that are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium- and lower-grade securities before investing in the Fund.

Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Medium-and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in medium- and lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium-and lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- and lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.


Many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.


Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below.



The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2002 invested in the various rating categories (based on the higher of S&P or Moody's rating) and unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 2002 fiscal year computed on a monthly basis.



                       FISCAL YEAR ENDED SEPTEMBER 30, 2002
                                          UNRATED SECURITIES OF
                     RATED SECURITIES      COMPARABLE QUALITY
    RATING          (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
    CATEGORY         PORTFOLIO VALUE)       PORTFOLIO VALUE)
-------------------------------------------------------------------
    AAA/Aaa               16.08%                  1.28%
....................................................................
    AA/Aa                  2.07%                  0.48%
....................................................................
    A/A                    6.38%                  0.44%
....................................................................
    BBB/Baa                5.19%                 12.60%
....................................................................
    BB/Ba                  4.17%                 30.00%
....................................................................
    B/B                    1.34%                 15.22%
....................................................................
    CCC/Caa                0.09%                  1.88%
....................................................................
    CC/Ca                  0.00%                  1.48%
....................................................................
    C/C                    0.00%                  0.03%
....................................................................
    D                      0.00%                  1.27%
....................................................................
    Percentage of
    Rated and
    Unrated
    Securities            35.32%                 64.68%
....................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                             ADDITIONAL INFORMATION

                          REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.


Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon and pay-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such high-quality, short-term municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $66 billion under management or supervision as of December 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Over $500 million            0.45%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.48% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2002. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed-Income Team. The group is made up of established investment professionals. Current members of the team include Dennis S. Pietrzak, an Executive Director of the Adviser, Wayne D. Godlin, an Executive Director of the Adviser, and James D. Phillips, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.



The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.



The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Fund's Board of Trustees. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund has also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES


Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:


                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:


                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      3.75%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth                       1.00%
......................................................
    Seventh and After            None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.


 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Van Kampen retirement plans will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).


(11) Unit investment trusts sponsored by the Distributor or its affiliates.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C

Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.


Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that

Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.


Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.


If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.


Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.


Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.



The Fund has elected and qualified and intends to continue to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon or pay-in-kind securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal year ended December 31, 1997 has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                      CLASS A SHARES
                                                                                      NINE MONTHS
                                                    YEAR ENDED                           ENDED            YEAR ENDED
                                                   SEPTEMBER 30,                     SEPTEMBER 30,       DECEMBER 31,
                                    2002(a)       2001        2000        1999            1998               1997
      -------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $13.25       $13.27      $13.91      $15.08          $14.85             $14.47
                                    ------       ------      ------      ------          ------             ------
       Net Investment Income......     .78          .77         .77         .81             .64                .90
       Net Realized and Unrealized
         Gain/Loss................    (.11)        (.05)       (.63)      (1.17)            .22                .38
                                    ------       ------      ------      ------          ------             ------
      Total from Investment
       Operations.................     .67          .72         .14        (.36)            .86               1.28
      Less Distributions from Net
       Investment Income..........     .71          .74         .78         .81             .63                .90
                                    ------       ------      ------      ------          ------             ------
      Net Asset Value, End of the
       Period.....................  $13.21       $13.25      $13.27      $13.91          $15.08             $14.85
                                    ======       ======      ======      ======          ======             ======
      Total Return................   5.28%(b)     5.46%(b)    1.27%(b)   -2.51%(b)        6.00%*(b)          9.05%(b)
      Net Assets at End of the
       Period (In millions).......  $579.1       $607.1      $621.5      $745.2          $771.4             $706.3
      Ratio of Expenses to Average
       Net Assets.................    .86%         .87%        .91%        .96%            .92%               .94%
      Ratio of Net Investment
       Income to Average Net
       Assets.....................   5.99%        5.88%       5.91%       5.46%           5.66%              6.09%
      Portfolio Turnover..........     14%          22%         37%         77%             66%*               63%

                                                                    CLASS B SHARES
                                                                                   NINE MONTHS
                                                   YEAR ENDED                         ENDED            YEAR ENDED
                                                 SEPTEMBER 30,                    SEPTEMBER 30,       DECEMBER 31,
                                    2002(a)    2001        2000        1999            1998               1997
      ----------------------------  ----------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $13.24    $13.27      $13.90      $15.07          $14.84             $14.47
                                    ------    ------      ------      ------          ------             ------
       Net Investment Income......     .70       .68         .69         .69             .55                .77
       Net Realized and Unrealized
         Gain/Loss................    (.12)     (.06)       (.64)      (1.16)            .23                .39
                                    ------    ------      ------      ------          ------             ------
      Total from Investment
       Operations.................     .58       .62         .05        (.47)            .78               1.16
      Less Distributions from Net
       Investment Income..........     .62       .65         .68         .70             .55                .79
                                    ------    ------      ------      ------          ------             ------
      Net Asset Value, End of the
       Period.....................  $13.20    $13.24      $13.27      $13.90          $15.07             $14.84
                                    ======    ======      ======      ======          ======             ======
      Total Return................   4.49%(c)  4.71%(c)     .48%(c)   -3.25%(c)        5.35%*(c)          8.23%(c)
      Net Assets at End of the
       Period (In millions).......  $149.5    $176.5      $221.4      $282.5          $279.6             $229.6
      Ratio of Expenses to Average
       Net Assets.................   1.62%     1.63%       1.67%       1.73%           1.68%              1.71%
      Ratio of Net Investment
       Income to Average Net
       Assets.....................   5.23%     5.12%       5.15%       4.70%           4.90%              5.30%
      Portfolio Turnover..........     14%       22%         37%         77%             66%*               63%

                                                                    CLASS C SHARES
                                                                                   NINE MONTHS
                                                   YEAR ENDED                         ENDED            YEAR ENDED
                                                 SEPTEMBER 30,                    SEPTEMBER 30,       DECEMBER 31,
                                    2002(a)    2001        2000        1999            1998               1997
      ----------------------------  --------------------------------------------------------------------------------------
      Net Asset Value, Beginning
       of the Period..............  $13.24    $13.27      $13.90      $15.07          $14.84             $14.47
                                    ------    ------      ------      ------          ------             ------
       Net Investment Income......     .70       .68         .69         .69             .55                .78
       Net Realized and Unrealized
         Gain/Loss................    (.12)     (.06)       (.64)      (1.16)            .23                .38
                                    ------    ------      ------      ------          ------             ------
      Total from Investment
       Operations.................     .58       .62         .05        (.47)            .78               1.16
      Less Distributions from Net
       Investment Income..........     .62       .65         .68         .70             .55                .79
                                    ------    ------      ------      ------          ------             ------
      Net Asset Value, End of the
       Period.....................  $13.20    $13.24      $13.27      $13.90          $15.07             $14.84
                                    ======    ======      ======      ======          ======             ======
      Total Return................   4.49%(d)  4.71%(d)     .48%(d)   -3.25%(d)        5.35%*(d)          8.23%(d)
      Net Assets at End of the
       Period (In millions).......   $38.5     $44.4       $49.1       $61.5           $63.2              $38.6
      Ratio of Expenses to Average
       Net Assets.................   1.62%     1.62%       1.67%       1.73%           1.68%              1.71%
      Ratio of Net Investment
       Income to Average Net
       Assets.....................   5.23%     5.13%       5.15%       4.69%           4.90%              5.24%
      Portfolio Turnover..........     14%       22%         37%         77%             66%*               63%


    *  Non-Annualized


    (a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.95% to 5.99% (Class A), 5.19% to 5.23% (Class B and Class C). Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Appendix -- Description
of Securities Ratings

 -------------------------------------------------------------------------------

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                                LONG-TERM ISSUE
                                 CREDIT RATINGS


Issue credit ratings are based in varying degrees, on the following considerations:


1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


2. Nature of and provisions of the obligation: and


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


                                MUNICIPAL NOTES


S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                                COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


1. Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2. Notes allowing for negative coupons, or negative principal.

3. Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                          TAX-EXEMPT COMMERCIAL PAPER


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


                                    PRIME-1


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

For More Information


 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker

  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424


DEALERS


  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.

1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 947


Jersey City, NJ 07303-0947

Attn: Van Kampen Strategic Municipal Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Strategic Municipal Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Strategic Municipal
Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.



You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                                JANUARY 30, 2003


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                      STMI PRO 1/03

Act File No. is 811-4386.                                               65041PRO

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

     Van Kampen California Insured Tax Free Fund's (the "Fund") investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund is designed for investors who are residents of California for California tax purposes.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-18
Investment Restrictions.....................................   B-23
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-24
Trustees and Officers.......................................   B-26
Investment Advisory Agreement...............................   B-34
Other Agreements............................................   B-35
Distribution and Service....................................   B-36
Transfer Agent..............................................   B-39
Portfolio Transactions and Brokerage Allocation.............   B-39
Shareholder Services........................................   B-41
Redemption of Shares........................................   B-43
Contingent Deferred Sales Charge-Class A....................   B-43
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-44
Taxation....................................................   B-45
Fund Performance............................................   B-49
Other Information...........................................   B-52
Appendix -- Description of Securities Ratings...............   A-1
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-15



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.




                                                           CAI SAI 1/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital California Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                      NAME AND ADDRESS                          CLASS      PERCENTAGE
                         OF HOLDER                            OF SHARES   OF OWNERSHIP
------------------------------------------------------------  ---------   ------------
Merrill Lynch Pierce Fenner & Smith Inc. ...................      B           5.30%
 For the sole benefit of its customers                            C          18.07%
 Attn: Fund Administration 97FU9
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................      A           8.98%
 Attn: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts., MO 63043-3009
Dean Witter Reynolds........................................      A           8.08%
 5 World Trade Center Fl. 6                                       B           8.60%
 New York, NY 10048-0205                                          C          11.04%
Smith Barney House Account .................................      C           9.14%
 Attn: Cindy Tempesta
 333 W. 34th Street
 New York, NY 10001-2483


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Although the Fund invests primarily in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.



     General Economic Conditions. The economy of the State is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing approximately 250,000 jobs in calendar year 2001. The recession is concentrated in the state's high-tech sector and tourism industry. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.4 percent in November 2002.



     The State projects growth in nonfarm employment in calendar year 2003 to be an average of 2.1 percent. The State forecasted that the unemployment rate--a lagging indicator--would edge up to a 6.4 percent average in 2002 from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.



     California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.



     Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted 153,000 new units to be authorized by building permits in 2002, up from 149,000 in 2001. However, in 2003, the State expects homebuilding to decline to 148,000 units.



     The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage new construction starts. After several years of strong double-digit growth, the State expected nonresidential permit values (not adjusted for inflation) to slow in 2002, but edge back up in 2003.



     The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to have declined further in 2002.



     Prior Fiscal Years' Financial Results. The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in revenues of the State's General

Fund (the "General Fund") during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.



     The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.



     Current State Budget. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year--the latest budget signing in the State's recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the "2002 Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.



     The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.



     The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.



     Some of the important features of the 2002 Budget Act are the following:



     - Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.



     - Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.



     - Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

     - The 2002 Budget Act contains $4.4 billion of continuing tax relief.



     - The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.



     - The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.



     The Proposed 2003-2004 Governor's Budget (the "Proposed 2003-2004 Governor's Budget"), released on January 10, 2003, presents the Governor's plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the "2003 Budget Gap"). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget.



     It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.



     Ratings. Currently, the following ratings for the State's general obligation bonds have been received from Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch"):



FITCH  MOODY'S   S&P
  A     A1       A



     Presently, the State's rating outlook with Moody's remains negative and its rating with Fitch remains on rating watch -- negative. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or through the Treasurer's office of the State.



     Recent Developments Regarding Natural Gas and Electricity. During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The State projects these difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.



     Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program").



     DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The DWR revenue bonds are not a debt or liability of the State nor do the DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.



     The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.



     A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. See also "Pending Litigation" below for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.



     Tobacco Settlement. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2002 Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.



     The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.



     Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.



     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.

     The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State's financial challenges may have an impact on whether these moneys are actually allocated to the local governments.



     On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.



     The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.



     On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statue of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.



     Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.



     Welfare caseloads have declined with the implementation of the CalWORKs program. The 2002-2003 CalWORKs caseload is projected by the State to be 522,000, up from 507,000 cases in 2001-2002. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.



     Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged.



     On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.



     Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.



     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-12 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-12 schools.



     Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.



     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.



     Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.



     Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below.



     The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.



     In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. However, the Supreme Court may consider all of the issues raised in the case.



     In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.



     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.



     The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/ Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.



     In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.



     In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.



     In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million.



     In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code
Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.



     In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. No date has been set for oral argument.



     In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.



     In Capitol People First v. Department of Development Services, a consortium of law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.



     In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act"). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs' position is that retrofitting of the Department's facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.



     In February 2001, the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" certain power purchase arrangements. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions.



     On September 6, 2002, Pacific Gas and Electric Company ("PG&E") filed a complaint for breach of contract against the State in Pacific Gas and Electric Company v. The State of California. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2, Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of

Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on future contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on a futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option

(except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities or any single issuer, except that up to 25% of the Fund's total assets may be invested without regard to such limitation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, as described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act as amended from time to time.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.

     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


     PLUS (+) OR MINUS (-). Ratings from "AA" to "CCC" may be modified by the addition of a plus or minus signs to show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.

     CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.


     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of an insurer's published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential CreditWatch listings.


DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.


LONG-TERM INSURANCE FINANCIAL STRENGTH RATINGS


     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).


     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*


                                                                                                          NUMBER OF
                                             TERM OF                                                       FUNDS IN
                                           OFFICE AND                                                        FUND
                             POSITION(S)    LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE           FUND         SERVED      DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,         +;        President and Chief Executive Officer of the         55
1221 Avenue of the Americas   President     President    funds in the Fund Complex since November 2002.
New York, NY 10020            and Chief     and Chief    Trustee/ Director of certain funds in the Fund
                              Executive     Executive    Complex since 1999. President and Chief
                              Officer        Officer     Operating Officer of Morgan Stanley Investment
                                           since 2002    Management since December 1998. President and
                                                         Director since April 1997 and Chief Executive
                                                         Officer since June 1998 of Morgan Stanley
                                                         Investment Advisors Inc. and Morgan Stanley
                                                         Services Company Inc. Chairman, Chief Executive
                                                         Officer and Director of Morgan Stanley
                                                         Distributors Inc. since June 1998. Chairman
                                                         since June 1998, and Director since January
                                                         1998 of Morgan Stanley Trust. Director of
                                                         various Morgan Stanley subsidiaries. President
                                                         of the Morgan Stanley Funds since May 1999.
                                                         Previously Chief Strategic Officer of Morgan
                                                         Stanley Investment Advisors Inc. and Morgan
                                                         Stanley Services Company Inc. and Executive
                                                         Vice President of Morgan Stanley Distributors
                                                         Inc. April 1997-June 1998, Vice President of
                                                         the Morgan Stanley Funds May 1997-April 1999,
                                                         and Executive Vice President of Dean Witter,
                                                         Discover & Co. prior to May 1997.
Richard F. Powers, III*       Trustee           +        Trustee/Director of funds in the Fund Complex.       92
(56)                                                     Prior to December 2002, Chairman, President,
1 Parkview Plaza                                         Chief Executive Officer, Director and Managing
P.O. Box 5555                                            Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                               investment advisory, distribution and other
                                                         subsidiaries. Prior to December 2002, President
                                                         and Chief Executive Officer of funds in the
                                                         Fund Complex. Prior to May 1998, Executive Vice
                                                         President and Director of Marketing at Morgan
                                                         Stanley and Director of Dean Witter, Discover &
                                                         Co. and Dean Witter Realty. Prior to 1996,
                                                         Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)         Trustee           +        Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                    Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                        to funds in the Fund Complex.
                                                         Trustee/Director/Managing General Partner of
                                                         funds in the Fund Complex.


NAME, AGE AND ADDRESS        OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE        HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------


+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                              Reynoldson managed the investment grade taxable group for
                                                              the Advisers since July 1999. From July 1988 to June 1999,
                                                              Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                              Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.


------------------------------------


++ See Table E below.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.



     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                         OPEN-END FUND COMPLEX
                                                  -------------------------------------------------------------------
                                                                                 AGGREGATE
                                                       AGGREGATE             ESTIMATED MAXIMUM             TOTAL
                                                      PENSION OR           ANNUAL BENEFITS FROM        COMPENSATION
                               AGGREGATE          RETIREMENT BENEFITS        THE OPEN-END FUND        BEFORE DEFERRAL
                              COMPENSATION        ACCRUED AS PART OF           COMPLEX UPON            FROM OPEN-END
       NAME(1)              FROM THE FUND(2)          EXPENSES(3)              RETIREMENT(4)          FUND COMPLEX(5)
       -------              ----------------      -------------------      --------------------       ---------------
J. Miles Branagan                $9,355                 $64,907                   $60,000                $107,000
Jerry D. Choate                   9,355                  24,774                    60,000                 107,000
Linda Hutton Heagy                9,355                   6,858                    60,000                 107,000
R. Craig Kennedy                  9,355                   4,617                    60,000                 107,000
Jack E. Nelson                    9,355                  33,020                    60,000                 107,000
Wayne W. Whalen                   9,355                  22,198                    60,000                 107,000
Suzanne H. Woolsey                9,355                  15,533                    60,000                 107,000

---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.


                                    TABLE A


           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                              FISCAL     ----------------------------------------------------------------------
                 FUND NAME                   YEAR-END    BRANAGAN    CHOATE    HEAGY     KENNEDY    NELSON    WHALEN    WOOLSEY
                 ---------                   --------    --------    ------    -----     -------    ------    ------    -------
  California Insured Tax Free Fund..........   9/30       $1,257     $1,257    $1,257    $1,257     $1,257    $1,257    $1,257
  Insured Tax Free Income Fund..............   9/30        2,271      2,271     2,271     2,271      2,271    2,271      2,271
  Intermediate Term Municipal Income Fund...   9/30        1,065      1,065     1,065     1,065      1,065    1,065      1,065
  Municipal Income Fund.....................   9/30        1,814      1,814     1,814     1,814      1,814    1,814      1,814
  New York Tax Free Income Fund.............   9/30        1,094      1,094     1,094     1,094      1,094    1,094      1,094
  Strategic Municipal Income Fund...........   9/30        1,854      1,854     1,854     1,854      1,854    1,854      1,854
                                               ----       ------     ------    ------    ------     ------    ------    ------
    Trust Total.............................              $9,355     $9,355    $9,355    $9,355     $9,355    $9,355    $9,355
                                                          ======     ======    ======    ======     ======    ======    ======

                                    TABLE B


      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
      Trust Total...........................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======


                                    TABLE C


             2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                           TRUSTEE                              FORMER TRUSTEE
                                       FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------               --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...   9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438   $    0
  Insured Tax Free Income Fund.......   9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................   9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............   9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996    5,813
  New York Tax Free Income Fund......   9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....   9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                 -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................            $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                 =======    =======   =======   =======   ========   =======   =======   ======

                                              FORMER TRUSTEE
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                     TRUSTEE
                                                 --------------------------------------------------------------------------------
FUND NAME                                        BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                        --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund..............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund..................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.......   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.........................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund.................   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund...............   1995      1999    1995     1993     1999     1985     1999     1985     1999



                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                       OFFICERS
                                                             ------------------------------------------------------------
FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000



     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.



     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES



                                                                                        TRUSTEE
                                                         ----------------------------------------------------------------------
                                                          BRANAGAN      CHOATE      HEAGY       KENNEDY     NELSON    WOOLSEY
                                                          --------      ------      -----       -------     ------    -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund.......................     none         none        none         none      none        none
Insured Tax Free Income Fund...........................     over         none        none      $1-$10,000   none        none
                                                          $100,000
Intermediate Term Municipal Income Fund................  $1-$10,000      none        none      $1-$10,000   none        none
Municipal Income Fund..................................     over         none     $1-$10,000   $1-$10,000   none        none
                                                          $100,000
New York Tax Free Income Fund..........................     none         none        none         none      none        none
Strategic Municipal Income Fund........................  $1-$10,000      none        none      $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX.........................     over       $10,001-    $10,001-       over      none     $1-10,000
                                                          $100,000     $50,000     $50,000      $100,000

INTERESTED TRUSTEES



                                                                          TRUSTEE
                                                              --------------------------------
                                                               MERIN      POWERS      WHALEN
                                                               -----      ------      ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund............................    none       none        none
Insured Tax Free Income Fund................................    none       none     $1-$10,000
Intermediate Term Municipal Income Fund.....................    none       none        none
Municipal Income Fund.......................................    none       none     $1-$10,000
New York Tax Free Income Fund...............................    none       none        none
Strategic Municipal Income Fund.............................    none       none     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................    over       over        over
                                                              $100,000   $100,000    $100,000



     As of January 8, 2003, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by the Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.



     During the fiscal years ended September 30, 2002, 2001 and 2000, the Adviser received approximately $1,148,200, $996,100 and $939,400, respectively in advisory fees from the Fund.


                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $35,100, $31,000 and $33,100 respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the

Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $16,400, $25,500 and $12,500, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................    $519,982        $ 4,929
Fiscal year ended September 30, 2001........................    $441,505        $20,417
Fiscal year ended September 30, 2000........................    $227,946        $10,740


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                TOTAL SALES CHARGE
                                                           ----------------------------    REALLOWED TO
                                                                            AS % OF NET     DEALERS AS
                                                              AS % OF         AMOUNT          A % OF
                   SIZE OF INVESTMENT                      OFFERING PRICE    INVESTED     OFFERING PRICE
                   ------------------                      --------------   -----------   --------------
Less than $25,000........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000...........................      2.75%           2.83%          2.50%
$250,000 but less than $500,000..........................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000........................      1.50%           1.52%          1.25%
$1,000,000 or more.......................................          *               *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Fund's Board of Trustees, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of September 30, 2002, there were approximately $244,000 and $6,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 0% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $438,127 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $510,801 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $384,382 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $126,419 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $117,447 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $56,978 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $60,469 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................  $    0         $0             $0
  Fiscal year ended September 30, 2001......................  $    0         $0             $0
  Fiscal year ended September 30, 2000......................  $3,728         $0             $0
Fiscal year ended 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%



     During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh Plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholders (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if
(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                   CALIFORNIA

                                        FEDERAL        STATE         COMBINED
 SINGLE RETURN       JOINT RETURN     TAX BRACKET   TAX BRACKET*   TAX BRACKET*   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
 -------------       ------------     -----------   ------------   ------------   -----   -----   -----   -----   -----   -----
$      0-6,000     $      0-12,000      10.00%         2.00%          11.80%      3.97%   4.54%   5.10%   5.67%   6.24%    6.80%
   6,000-28,400      12,000-47,450      15.00%         6.00%          20.10%      4.38%   5.01%   5.63%   6.26%   6.88%    7.51%
  28,400-68,800      47,450-114,650     27.00%         9.30%          33.80%      5.29%   6.04%   6.80%   7.55%   8.31%    9.06%
  68,800-143,500    114,650-174,700     30.00%         9.30%          36.50%      5.51%   6.30%   7.09%   7.87%   8.66%    9.45%
 143,500-311,950    174,700-311,950     35.00%         9.30%          41.00%      5.93%   6.78%   7.63%   8.47%   9.32%   10.17%
Over 311,950       Over 311,950         38.60%         9.30%          44.30%      6.28%   7.18%   8.08%   8.98%   9.87%   10.77%


 SINGLE RETURN    6.50%    7.00%    7.50%
 -------------    -----    -----    -----
$      0-6,000     7.37%    7.94%    8.50%
   6,000-28,400    8.14%    8.76%    9.39%
  28,400-68,800    9.82%   10.57%   11.33%
  68,800-143,500  10.24%   11.02%   11.81%
 143,500-311,950  11.02%   11.86%   12.71%
Over 311,950      11.67%   12.57%   13.46%


---------------


* The State tax brackets are those for 2002. The 2003 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.



     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 5.44%; (ii) the five-year period ended September 30, 2002 was 5.66% and (iii) the ten-year period ended September 30, 2002 was 6.26%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 3.82%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 3.88%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2002 was 6.97%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2002 was 232.89%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2002 was 244.07%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 5.16%, (ii) the five-year period ended September 30, 2002 was 5.59% and (iii) the approximately nine-year, five-month period from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2002 was 5.57%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 3.20%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 3.36%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2002 was 6.03%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 66.69%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 66.69%.

CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 7.16%, (ii) the five-year period ended September 30, 2002 was 5.58% and (iii) the approximately nine-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2002 was 5.03%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 3.21%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 3.37%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2002 was 6.05%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 56.59%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 56.59%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

     STANDARD & POOR'S--A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS


     Issue credit ratings are based in varying degrees, on the following considerations:


     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


     2. Nature of and provisions of the obligation: and


     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


     C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



     p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



     r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



     N.R.: Not rated.



     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS



     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


MUNICIPAL NOTES


     S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


TAX-EXEMPT DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

TAX-EXEMPT COMMERCIAL PAPER


     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


                                    PRIME-1


     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.



                                    PRIME-2



     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



     Issuers (or supported institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



     Issuers rated Not Prime do not fall within any of the Prime rating categories.


     In addition, in certain countries, the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen California Insured Tax Free Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS  98.1%
$ 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
           Ser A (FSA Insd)...........................   *       09/01/20   $    836,894
  2,900    Anaheim, CA Pub Fin Auth Rev Elec Sys
           Generation Ser B Rfdg (FSA Insd)...........  5.000%   10/01/16      3,214,070
  2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd)................. 11.370    12/28/18      2,910,160
  4,070    Anaheim, CA Uni High Sch Dist Ser A (FSA
           Insd)......................................  5.000    08/01/25      4,268,005
  1,430    Bay Area Govt Assn CA Lease Rev Cap Proj
           Ser A (AMBAC Insd).........................  5.250    07/01/17      1,596,195
  3,000    Bay Area Govt Assn CA Rev Tax Alloc CA
           Redev Agy Pool Ser A2 (FSA Insd)...........  6.400    12/15/14      3,367,800
  1,730    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg
           (FSA Insd).................................  5.500    08/01/17      1,980,227
  1,850    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg
           (FSA Insd).................................  5.500    08/01/18      2,102,580
  7,000    California Edl Fac Auth Rev Univ of the
           Pacific (MBIA Insd)........................  5.875    11/01/20      8,148,420
  2,000    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A (FSA Insd)................  5.550    08/15/25      2,024,180
  1,050    California Spl Dist Assn Fin Corp Ctfs
           Partn Pgm Ser DD (FSA Insd)................  5.625    01/01/27      1,125,453
  1,250    California St (FGIC Insd)..................  6.250    09/01/12      1,571,200
  2,450    California St (FGIC Insd)..................  5.000    10/01/14      2,677,433
  2,270    California St (XLCA Insd)..................  6.250    09/01/12      2,864,331
  1,200    California St Dept Transn Ctfs Ser A Rfdg
           (MBIA Insd)................................  5.250    03/01/16      1,332,252
  2,000    California St Dept Vet Affairs Ser A (AMBAC
           Insd)......................................  5.300    12/01/21      2,133,040
  2,500    California St Pub Wks Brd Lease Dept
           Corrections Ten Admin Ser A (AMBAC Insd)...  5.250    03/01/17      2,789,950
  4,125    California St Pub Wks Brd Lease Rev CA St
           Univ Ser A Rfdg (AMBAC Insd)...............  5.500    10/01/14      4,652,216
  2,000    California St Pub Wks Brd Lease Rev Dept
           Corrections Ser B Rfdg (AMBAC Insd)........  5.250    01/01/12      2,332,120
  1,000    California St Pub Wks Brd Lease Rev Var
           Cmnty College Proj Ser B Rfdg (AMBAC
           Insd)......................................  5.625    03/01/16      1,123,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000    California St Rfdg (FSA Insd)..............  5.250%   02/01/10   $  2,303,500
  3,185    California St Rfdg (XLCA Insd).............  5.250    02/01/11      3,703,582
  2,000    California St Rfdg (FSA Insd)..............  5.500    03/01/12      2,331,480
  7,750    California St Rfdg (FGIC Insd).............  5.000    02/01/23      8,019,390
  1,000    California St Univ Rev & Colleges
           Systemwide Ser A (AMBAC Insd)..............  5.375    11/01/18      1,129,560
  1,000    Carson, CA Redev Agy Redev Proj Area No 1
           Tax Alloc (MBIA Insd)......................  5.500    10/01/15      1,195,330
  2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
           Impt Proj Ser A Rfdg (MBIA Insd) (a).......  7.000    08/01/12      2,651,820
  3,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Ser
           A (MBIA Insd)..............................  5.250    08/01/23      3,218,280
  2,000    Cerritos, CA Pub Fin Auth Rev Tax Alloc
           Redev Proj Ser A (AMBAC Insd) (b)..........  5.000    11/01/19      2,244,460
  2,335    Chaffey, CA Uni High Sch Dist Ser B (FGIC
           Insd)......................................  5.500    08/01/16      2,686,768
  1,205    Channel Islands Beach, CA Cmnty Svcs Dist
           Ctfs Partn CA Spl Dist Fin Proj BB (FSA
           Insd)......................................  5.700    09/01/21      1,314,944
  1,105    Chino, CA Ctf Part Redev Agy (MBIA Insd)...  6.200    09/01/18      1,170,328
  1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
           Ser A Rfdg (FGIC Insd).....................  5.750    10/01/14      1,586,177
  5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
           Area Ser A Rfdg (FGIC Insd)................  6.250    09/01/13      5,706,344
  1,000    Coronado, CA Uni Sch Dist Ser B (FGIC
           Insd)......................................  5.375    08/01/26      1,092,430
  1,000    East Bay, CA Muni Util Dist Spl Dist No 1
           Ser E (FGIC Insd)..........................  5.000    04/01/15      1,013,800
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd)................................  5.000    06/01/21      1,058,690
  1,360    Folsom, CA Pub Fin Auth City Hall & Cmnty
           Ctr Rfdg (FSA Insd)........................  5.000    10/01/16      1,508,893
  1,300    Folsom Cordova, CA Uni Sch Dist Sch Fac
           Impt Dist No 2 Ser A (MBIA Insd)...........  5.375    10/01/17      1,473,186
  1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn
           Redev Proj Rfdg (MBIA Insd)................  5.000    09/01/21      1,558,514
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg (MBIA Insd)............  5.000    01/15/16      2,188,760
    650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA
           Insd)......................................  5.000    06/01/17        706,368
    590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)......................................  5.900    08/01/17        726,078
    630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)......................................  5.900    08/01/18        773,993

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)......................................  5.900%   08/01/19   $    826,774
    720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)......................................  5.900    08/01/20        884,340
 20,000    Grossmont, CA Uni High Sch Dist Ctf Partn
           (MBIA Insd)................................   *       11/15/21      5,718,800
  1,750    Hacienda La Puente, CA Uni Sch Dist Ser A
           (MBIA Insd)................................  5.500    08/01/20      1,967,105
  1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
           Ctr Proj (FSA Insd)........................  5.875    04/01/27      1,364,725
  1,950    Imperial Irr Dist CA Ctfs Partn Wtr Sys
           Proj (AMBAC Insd)..........................  5.000    07/01/19      2,091,940
  2,000    Inglewood, CA Redev Agy Tax Alloc Merged
           Redev Proj Ser A Rfdg (AMBAC Insd).........  5.250    05/01/23      2,244,540
  1,715    Irvine, CA Pub Facs & Infrastructure Ser B
           (AMBAC Insd)...............................  5.000    09/02/23      1,769,846
  2,250    La Mesa Spring Vly, CA Sch Dist Ser A (FGIC
           Insd)......................................  5.000    08/01/26      2,357,640
  2,000    La Quinta, CA Redev Agy Tax Redev Proj Area
           No 1 (AMBAC Insd)..........................  5.000    09/01/22      2,134,240
  1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr
           Rev Ser A (AMBAC Insd).....................  5.250    08/01/16      1,119,470
  1,000    Long Beach, CA Bond Fin Auth Lease Rev
           Rainbow Harbor Refin Proj A (AMBAC Insd)...  5.250    05/01/24      1,061,210
  1,200    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd).............  5.250    11/01/15      1,374,384
  1,260    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd).............  5.250    11/01/16      1,428,223
  1,545    Long Beach, CA Bond Fin Auth Pub Lease
           Safety Facs Projs (AMBAC Insd).............  5.250    11/01/20      1,700,566
  2,740    Los Angeles Cnty, CA Ctfs Partn Antelope
           Vly Courthouse Ser A (AMBAC Insd)..........  5.750    11/01/16      3,213,993
  1,000    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
           Proj Rfdg (AMBAC Insd).....................  4.750    03/01/23      1,019,470
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A First Tier Sr Ser C Rfdg
           (AMBAC Insd)...............................  5.000    07/01/23      1,041,320
  2,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A Second Tier Sr Ser A Rfdg
           (AMBAC Insd)...............................  5.000    07/01/25      2,029,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,235    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop C Second Tier Sr Ser A Rfdg
           (FGIC Insd)................................  5.000%   07/01/15   $  1,357,277
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop C Second Tier Sr Ser A Rfdg
           (FGIC Insd)................................  5.000    07/01/16      1,099,010
  1,265    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd).....................   *       08/01/24        431,289
  1,320    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd).....................   *       08/01/25        426,505
  2,460    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd).....................   *       08/01/28        679,034
    381    Los Angeles Cnty, CA Tran Comm Lease Rev
           Dia RR Lease Ltd (FSA Insd)................  7.375    12/15/06        385,778
  1,000    Los Angeles, CA Cmnty College Dist Ctf Part
           City College Satellite Ser A (MBIA Insd)...  5.000    08/01/26      1,043,100
  2,380    Los Angeles, CA Mtg Rev FHA Security 8
           Asstd Proj Ser A Rfdg (MBIA Insd)..........  6.100    07/01/25      2,454,780
  2,000    Los Angeles, CA Muni Impt Corp Lease Rev
           Cent Lib Proj Ser B Rfdg (MBIA Insd).......  5.375    06/01/15      2,085,240
  1,000    Los Angeles, CA Ser A (MBIA Insd)..........  5.000    09/01/16      1,098,370
  1,375    Los Angeles, CA Spl Assmt Landscaping & Ltg
           Dist No 96 (AMBAC Insd)....................  5.000    03/01/21      1,461,446
  1,000    Los Angeles, CA Uni Sch Dist 1997 Election
           Ser E (MBIA Insd) (b)......................  5.500    07/01/17      1,149,280
  2,000    Los Angeles, CA Uni Sch Dist Ser D
           (Prerefunded @ 07/01/10) (FGIC Insd).......  5.625    07/01/15      2,388,900
  1,750    Los Angeles, CA Wastewtr Sys Rev Ser A
           (FGIC Insd)................................  5.000    06/01/28      1,813,525
  1,500    Modesto, CA Irr Dist Ctfs Partn Cap Impts
           Ser A (FSA Insd)...........................  5.250    07/01/18      1,661,460
  1,105    Monrovia, CA Fin Auth Lease Rev Hillside
           Wilderness Preserve (AMBAC Insd)...........  5.000    12/01/20      1,201,135
  2,000    Montclair, CA Redev Agy Tax Redev Proj No V
           Rfdg (MBIA Insd)...........................  5.000    10/01/20      2,092,140
  1,000    Mount Pleasant, CA Elem Sch Dist 1998
           Election Ser C (FSA Insd)..................  5.500    03/01/26      1,097,290
  1,570    Mountain View, CA Shoreline Tax Alloc Ser A
           (MBIA Insd)................................  5.250    08/01/16      1,764,743

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   370    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
           Sub Lien Ser E (MBIA Insd).................  6.000%   07/01/22   $    373,326
  1,500    Murrieta, CA Redev Agy Tax Redev Proj (MBIA
           Insd)......................................  4.875    08/01/22      1,568,625
  2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC
           Insd)......................................  5.250    09/01/16      2,247,400
  1,250    North City West, CA Sch Fac Fin Auth Spl
           Tax Ser B Rfdg (FSA Insd)..................  5.750    09/01/15      1,431,287
  3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
           Insd)......................................  5.250    08/01/25      4,181,337
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
           Insd)......................................  5.000    08/01/17      1,069,450
  1,930    Ontario, CA Redev Fin Auth Rev Proj No 1
           Ctr City & Cimarron (MBIA Insd)............  5.250    08/01/15      2,190,241
  3,025    Orange Cnty, CA Pub Fin Auth Lease Rev
           Juvenile Justice Ctr Fac Rfdg (AMBAC
           Insd)......................................  5.375    06/01/17      3,445,535
  5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
           (MBIA Insd)................................  5.800    07/01/16      5,734,000
  1,340    Palm Springs, CA Fin Lease Rev Convention
           Ctr Proj Ser A Rfdg (MBIA Insd)............  5.250    11/01/19      1,482,871
  1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
           Insd)......................................  6.100    03/01/16      1,080,740
  2,020    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd)....................  5.000    02/01/15      2,224,303
  1,110    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd)....................  5.000    02/01/16      1,210,566
  1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
           Rfdg (MBIA Insd)...........................  6.000    04/01/19      1,677,873
  1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)..........................  5.375    06/15/20      1,173,519
  3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev
           Proj (MBIA Insd)...........................  5.375    09/01/25      3,240,180
  1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
           883 Ser A Rfdg (AMBAC Insd)................  6.000    09/01/17      1,891,814
  1,000    Redding, CA Elec Sys Rev Ctfs Partn
           (Inverse Fltg) (MBIA Insd)................. 11.286    07/01/22      1,467,370
  2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
           (FSA Insd).................................  5.625    09/01/18      2,242,180
  1,000    Riverside Cnty, CA Ctfs Partn Historic
           Courthouse Proj (MBIA Insd)................  5.875    11/01/27      1,100,130
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd).............   *       08/01/31        413,671
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd).............   *       08/01/33        373,078

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd).............   *       08/01/35   $    336,574
  1,310    Rowland, CA Uni Sch Dist Ser A (FSA
           Insd)......................................  5.500%   09/01/20      1,473,816
  2,000    Sacramento, CA Regl Arpts Fac Fin Auth Ctfs
           Partn (AMBAC Insd).........................  5.000    09/01/32      2,088,680
  1,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd).....................  6.400    09/01/18      1,023,450
  1,595    San Diego, CA Uni Sch Dist Ser C (FSA
           Insd)......................................  5.000    07/01/17      1,759,875
  1,500    San Francisco, CA City & Cnty Redev Fin
           Auth Tax Alloc San Francisco Redev Projs
           Ser A (FSA Insd)...........................  5.000    08/01/15      1,628,310
  2,000    San Francisco, CA City & Cnty Second Ser
           Issue 26B (FGIC Insd)......................  5.000    05/01/22      2,103,560
  2,675    San Jose, CA Fin Auth Lease Rev Convention
           Ctr Proj Ser F Rfdg (MBIA Insd)............  5.000    09/01/17      2,916,900
  1,000    San Leandro, CA Ctf Partn Lib & Fire
           Stations Fin (AMBAC Insd)..................  5.750    11/01/29      1,115,280
  1,000    San Leandro, CA Jt Proj Area Fin (MBIA
           Insd)......................................  5.100    12/01/26      1,056,410
  1,260    San Luis, CA Wtr Dists Rev Ctfs Partn Cap
           Impt Proj Rfdg (AMBAC Insd)................  5.500    11/01/16      1,428,966
  4,830    San Marcos, CA Redev Agy Tax Alloc (FSA
           Insd)......................................  5.375    08/01/25      5,205,146
  2,000    San Mateo, CA Uni High Sch Dist Cap Apprec
           Election of 2000 Ser B (FGIC Insd).........   *       09/01/24        678,220
  1,855    Santa Barbara Cnty, CA Ctfs Partn (AMBAC
           Insd)......................................  5.000    12/01/17      2,052,929
  1,075    Santa Clara Cnty, CA Brd Ed Rfdg (MBIA
           Insd)......................................  5.000    04/01/25      1,130,169
  2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax
           Alloc Ser A Rfdg (MBIA Insd)...............  5.375    09/01/21      2,257,148
  2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax
           Alloc Ser A Rfdg (MBIA Insd)...............  5.375    09/01/20      2,228,760
  1,615    Southern CA Pub Pwr Auth Proj San Juan Unit
           3 Ser A Rfdg (FSA Insd)....................  5.375    01/01/11      1,895,412
  2,750    Southern CA Pub Pwr Transn Rev Southn
           Transmission Sub Ser A Rfdg (FSA Insd).....  5.250    07/01/16      3,102,165
  1,135    Sweetwater, CA Auth Wtr Rev (FSA Insd).....  5.250    04/01/15      1,271,030
  1,195    Sweetwater, CA Auth Wtr Rev (FSA Insd).....  5.250    04/01/16      1,338,221
  1,500    Tahoe Truckee, CA Uni Sch Dist Sch Facs
           Impt Dist No 1 Rfdg (MBIA Insd)............  5.500    08/01/18      1,772,670
  2,150    Temecula, CA Redev Agy Tax Alloc Rev
           Temecula Redev Proj No 1 (MBIA Insd).......  5.125    08/01/27      2,246,879

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
           Rfdg (FSA Insd)............................  6.000%   09/01/18   $    653,100
  1,000    University of CA Rev Multi Purp Proj Ser F
           (FGIC Insd)................................  5.000    09/01/16      1,084,440
  1,000    University of CA Rev Multi Purp Proj Ser M
           (FGIC Insd)................................  5.125    09/01/17      1,082,870
  1,000    University of CA Rev Resh Fac Ser E (AMBAC
           Insd)......................................  5.000    09/01/19      1,074,090
  1,540    Vallejo City, CA Uni Sch Dist Ser A Rfdg
           (MBIA Insd)................................  5.900    02/01/20      1,884,714
  2,000    Ventura Cnty, CA Ctfs Partn Pub Fin Auth
           Ser I (FSA Insd)...........................  5.250    08/15/16      2,238,720
  2,000    Vista, CA Uni Sch Dist Ser A (FSA Insd)....  5.000    08/01/23      2,103,840
  2,000    Westlands, CA Wtr Dist Rev Ctfs (MBIA
           Insd)......................................  5.000    09/01/29      2,098,660
  1,415    William S Hart, CA Uni High Sch Fac Proj
           (MBIA Insd)................................  5.800    09/01/18      1,645,673
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $239,696,860)....................................................    263,247,642

SHORT-TERM INVESTMENTS  1.8%
  (Cost $4,800,000)......................................................      4,800,000
                                                                            ------------
TOTAL INVESTMENTS  99.9%
  (Cost $244,496,860)....................................................    268,047,642
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..............................        351,491
                                                                            ------------

NET ASSETS  100.0%.......................................................   $268,399,133
                                                                            ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $244,496,860).......................  $268,047,642
Cash........................................................       190,957
Receivables:
  Interest..................................................     2,898,880
  Fund Shares Sold..........................................     1,101,779
Other.......................................................        96,753
                                                              ------------
    Total Assets............................................   272,336,011
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,909,667
  Income Distributions......................................       288,577
  Fund Shares Repurchased...................................       241,678
  Distributor and Affiliates................................       163,011
  Investment Advisory Fee...................................       100,907
Trustees' Deferred Compensation and Retirement Plans........       143,069
Accrued Expenses............................................        89,969
                                                              ------------
    Total Liabilities.......................................     3,936,878
                                                              ------------
NET ASSETS..................................................  $268,399,133
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $242,460,508
Net Unrealized Appreciation.................................    23,550,782
Accumulated Net Realized Gain...............................     2,279,891
Accumulated Undistributed Net Investment Income.............       107,952
                                                              ------------
NET ASSETS..................................................  $268,399,133
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $200,350,518 and 10,301,649 shares of
    beneficial interest issued and outstanding).............  $      19.45
    Maximum sales charge (3.25%* of offering price).........           .65
                                                              ------------
    Maximum offering price to public........................  $      20.10
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,011,707 and 2,727,581 shares of
    beneficial interest issued and outstanding).............  $      19.44
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,036,908 and 773,993 shares of
    beneficial interest issued and outstanding).............  $      19.43
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $12,329,573
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,148,157
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $443,428, $512,679 and $117,391,
  respectively).............................................    1,073,498
Shareholder Services........................................      131,894
Legal.......................................................       28,576
Custody.....................................................       21,822
Trustees' Fees and Related Expenses.........................       21,294
Other.......................................................      187,317
                                                              -----------
    Total Expenses..........................................    2,612,558
    Less Credits Earned on Cash Balances....................        7,947
                                                              -----------
    Net Expenses............................................    2,604,611
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,724,962
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,313,461
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,414,811
  End of the Period.........................................   23,550,782
                                                              -----------
Net Unrealized Appreciation During the Period...............    9,135,971
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,449,432
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $21,174,394
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  9,724,962          $  8,932,599
Net Realized Gain..............................       2,313,461             3,653,966
Net Unrealized Appreciation During the
  Period.......................................       9,135,971             7,322,293
                                                   ------------          ------------
Change in Net Assets from Operations...........      21,174,394            19,908,858
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (7,620,889)           (6,885,041)
  Class B Shares...............................      (1,810,095)           (1,478,791)
  Class C Shares...............................        (414,336)             (287,197)
                                                   ------------          ------------
                                                     (9,845,320)           (8,651,029)
                                                   ------------          ------------

Distributions from Net Realized Gain:
  Class A Shares...............................        (295,777)                  -0-
  Class B Shares...............................         (88,471)                  -0-
  Class C Shares...............................         (19,226)                  -0-
                                                   ------------          ------------
                                                       (403,474)                  -0-
                                                   ------------          ------------
Total Distributions............................     (10,248,794)           (8,651,029)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      10,925,600            11,257,829
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      65,568,344            55,582,238
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       6,741,692             5,438,114
Cost of Shares Repurchased.....................     (48,379,678)          (36,135,855)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      23,930,358            24,884,497
                                                   ------------          ------------
TOTAL INCREASE IN NET ASSETS...................      34,855,958            36,142,326
NET ASSETS:
Beginning of the Period........................     233,543,175           197,400,849
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $107,952 and $125,905, respectively).........    $268,399,133          $233,543,175
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                         YEAR ENDED SEPTEMBER 30,           ENDED      ENDED
CLASS A SHARES                      -----------------------------------   SEPT. 30,   DEC. 31,
                                    2002 (c)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $18.64    $17.67   $17.28   $18.77    $18.29      $17.61
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .77       .81      .82      .83       .64         .88
  Net Realized and Unrealized
    Gain/Loss.....................      .85       .94      .38    (1.45)      .50         .65
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     1.62      1.75     1.20     (.62)     1.14        1.53
                                     ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............      .78       .78      .81      .87       .66         .85
  Distributions from Net Realized
    Gain..........................      .03       -0-      -0-      -0-       -0-         -0-
                                     ------    ------   ------   ------    ------      ------
Total Distributions...............      .81       .78      .81      .87       .66         .85
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $19.45    $18.64   $17.67   $17.28    $18.77      $18.29
                                     ======    ======   ======   ======    ======      ======

Total Return (a)..................    9.01%    10.09%    7.20%   -3.44%     6.38%*      8.93%
Net Assets at End of the Period
  (In millions)...................   $200.4    $174.9   $152.5   $162.0    $151.0      $140.7
Ratio of Expenses to Average Net
  Assets (b)......................     .87%      .89%     .98%     .92%      .88%        .96%
Ratio of Net Investment Income to
  Average Net Assets..............    4.18%     4.43%    4.79%    4.52%     4.66%       4.96%
Portfolio Turnover................      32%       39%      52%      44%       21%*        46%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.18%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             NINE
                                                                            MONTHS       YEAR
                                          YEAR ENDED SEPTEMBER 30,           ENDED      ENDED
CLASS B SHARES                       -----------------------------------   SEPT. 30,   DEC. 31,
                                     2002 (c)    2001     2000     1999      1998        1997
                                     ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $18.65    $17.69   $17.26   $18.76    $18.29      $17.60
                                      ------    ------   ------   ------    ------      ------
  Net Investment Income............      .63       .67      .68      .68       .53         .74
  Net Realized and Unrealized
    Gain/Loss......................      .84       .94      .43    (1.45)      .50         .67
                                      ------    ------   ------   ------    ------      ------
Total from Investment Operations...     1.47      1.61     1.11     (.77)     1.03        1.41
                                      ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net Investment
    Income.........................      .65       .65      .68      .73       .56         .72
  Distributions from Net Realized
    Gain...........................      .03       -0-      -0-      -0-       -0-         -0-
                                      ------    ------   ------   ------    ------      ------
Total Distributions................      .68       .65      .68      .73       .56         .72
                                      ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $19.44    $18.65   $17.69   $17.26    $18.76      $18.29
                                      ======    ======   ======   ======    ======      ======

Total Return (a)...................    8.16%     9.27%    6.63%   -4.20%     5.76%*      8.19%
Net Assets at End of the Period (In
  millions)........................   $ 53.0    $ 47.7   $ 38.3   $ 45.3    $ 40.1      $ 31.0
Ratio of Expenses to Average Net
  Assets (b).......................    1.63%     1.65%    1.74%    1.68%     1.64%       1.72%
Ratio of Net Investment Income to
  Average Net Assets...............    3.42%     3.67%    4.03%    3.76%     3.89%       4.18%
Portfolio Turnover.................      32%       39%      52%      44%       21%*        46%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.42%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             NINE
                                                                            MONTHS       YEAR
                                          YEAR ENDED SEPTEMBER 30,           ENDED      ENDED
CLASS C SHARES                       -----------------------------------   SEPT. 30,   DEC. 31,
                                     2002 (c)    2001     2000     1999      1998        1997
                                     ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $18.64    $17.68   $17.26   $18.75    $18.29      $17.60
                                      ------    ------   ------   ------    ------      ------
  Net Investment Income............      .64       .68      .68      .69       .53         .74
  Net Realized and Unrealized
    Gain/Loss......................      .83       .93      .42    (1.45)      .49         .67
                                      ------    ------   ------   ------    ------      ------
Total from Investment Operations...     1.47      1.61     1.10     (.76)     1.02        1.41
                                      ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net Investment
    Income.........................      .65       .65      .68      .73       .56         .72
  Distributions from Net Realized
    Gain...........................      .03       -0-      -0-      -0-       -0-         -0-
                                      ------    ------   ------   ------    ------      ------
Total Distributions................      .68       .65      .68      .73       .56         .72
                                      ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $19.43    $18.64   $17.68   $17.26    $18.75      $18.29
                                      ======    ======   ======   ======    ======      ======

Total Return (a)...................    8.16%     9.27%    6.57%   -4.15%     5.70%*      8.19%
Net Assets at End of the Period (In
  millions)........................   $ 15.0    $ 11.0   $  6.6   $  7.4    $  4.8      $  3.8
Ratio of Expenses to Average Net
  Assets (b).......................    1.63%     1.65%    1.74%    1.69%     1.63%       1.71%
Ratio of Net Investment Income to
  Average Net Assets...............    3.41%     3.67%    4.03%    3.75%     3.87%       4.15%
Portfolio Turnover.................      32%       39%      52%      44%       21%*        46%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.39% to 3.41%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $2,206,340 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $102,405 increase in cost of securities and a corresponding $102,405 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $53,541; increase net unrealized appreciation by $5,361 and decrease net realized gains by $58,902. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $244,399,816
                                                                ============
Gross tax unrealized appreciation...........................    $ 23,647,826
Gross tax unrealized depreciation...........................             -0-
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 23,647,826
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                                2002       2001
Distributions paid from:
  Ordinary income...........................................  $ 48,176    $9,416
  Long-term capital gain....................................   385,485       -0-
                                                              --------    ------
                                                              $433,661    $9,416
                                                              ========    ======

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $   67,992
Undistributed long-term capital gain........................     2,305,358

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $7,947 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $100 million..........................................      .500%
Next $150 million...........................................      .450%
Next $250 million...........................................      .425%
Over $500 million...........................................      .400%

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $12,200 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $51,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $106,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $85,630 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $177,937,324, $49,886,041 and
$14,637,143 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,363,919    $ 43,821,231
  Class B.................................................     799,096      14,892,121
  Class C.................................................     367,401       6,854,992
                                                            ----------    ------------
Total Sales...............................................   3,530,416    $ 65,568,344
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     280,419    $  5,198,487
  Class B.................................................      68,135       1,261,680
  Class C.................................................      15,185         281,525
                                                            ----------    ------------
Total Dividend Reinvestment...............................     363,739    $  6,741,692
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,722,209)   $(31,827,451)
  Class B.................................................    (696,543)    (12,857,656)
  Class C.................................................    (198,946)     (3,694,571)
                                                            ----------    ------------
Total Repurchases.........................................  (2,617,698)   $(48,379,678)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $160,745,057, $46,589,896 and
$11,195,197 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,881,368    $ 34,375,045
  Class B.................................................     850,388      15,577,720
  Class C.................................................     306,639       5,629,473
                                                            ----------    ------------
Total Sales...............................................   3,038,395    $ 55,582,238
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     235,997    $  4,308,867
  Class B.................................................      53,355         974,717
  Class C.................................................       8,452         154,530
                                                            ----------    ------------
Total Dividend Reinvestment...............................     297,804    $  5,438,114
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,369,104)   $(25,022,531)
  Class B.................................................    (510,847)     (9,320,800)
  Class C.................................................     (98,008)     (1,792,524)
                                                            ----------    ------------
Total Repurchases.........................................  (1,977,959)   $(36,135,855)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 177,057 and 125,586 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $45,200 and CDSC on redeemed shares of approximately $85,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,617,371 and $75,282,648, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An inverse floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    An embedded swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $468,100 and payments to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $51,700.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

     Van Kampen Insured Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-9
Investment Restrictions.....................................   B-14
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-16
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-27
Other Agreements............................................   B-28
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-31
Portfolio Transactions and Brokerage Allocation.............   B-32
Shareholder Services........................................   B-33
Redemption of Shares........................................   B-35
Contingent Deferred Sales Charge-Class A....................   B-36
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-36
Taxation....................................................   B-37
Fund Performance............................................   B-41
Other Information...........................................   B-44
Appendix -- Description of Securities Ratings...............   A-1
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-29



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.




                                                          TFIN SAI 1/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Fund was subsequently reorganized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                            PERCENTAGE
                      NAME AND ADDRESS                          CLASS      OWNERSHIP AT
                         OF HOLDER                            OF SHARES   JANUARY 8, 2003
------------------------------------------------------------  ---------   ---------------
Merrill Lynch Pierce Fenner & Smith Inc.....................    B              6.68%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FW3
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc. ...................    C              9.92%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FY1
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................    A             12.86%
 Attn: Mutual Fund Shareholder Accounting                       B              5.18%
 201 Progress Pkwy                                              C              8.86%
 Maryland Hts, MO 63043-3009
Morgan Stanley DW Inc.......................................    B              9.60%
 825 Third Ave.                                                 C              6.51%
 New York, NY 10022
Smith Barney House Account 00109801250......................    B              5.10%
  Attn: Cindy Tempesta 7th Fl.                                  C              7.08%
  333 W. 34th St.
  New York, NY 10001-2483
NFSC FEBO #OC3-060763.......................................    C              5.28%
  Nancy S. Nordhoff
  P.O. Box 306
  Langley, WA 98260-0306


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Although the Fund invests substantially all of its assets in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests substantially all of its assets in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance or Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the

Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contracts, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The

Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     A S&P Insurer Financial Strength Rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer Financial Strength Ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

     This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.

     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


     PLUS (+) OR MINUS (-). Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.

     Credit Watch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.


     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of an insurer's published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential Credit Watch listings.


DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.


LONG-TERM INSURANCE FINANCIAL STRENGTH RATINGS


     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).


     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,       See +     President and Chief Executive Officer of the         55
1221 Avenue of the          President      below;    funds in the Fund Complex since November 2002.
Americas                    and Chief    President   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Executive    and Chief   Complex since 1999. President and Chief
                            Officer      Executive   Operating Officer of Morgan Stanley Investment
                                          Officer    Management since December 1998. President and
                                         since 2002  Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------


+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.


------------------------------------


++ See Table E below.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                          OPEN-END FUND COMPLEX
                                                    ------------------------------------------------------------------
                                                                                  AGGREGATE
                                                         AGGREGATE            ESTIMATED MAXIMUM             TOTAL
                                 AGGREGATE              PENSION OR           ANNUAL BENEFITS FROM       COMPENSATION
                                COMPENSATION        RETIREMENT BENEFITS       THE OPEN-END FUND        BEFORE DEFERRAL
                              BEFORE DEFERRAL       ACCRUED AS PART OF           COMPLEX UPON           FROM OPEN-END
        NAME(1)               FROM THE FUND(2)          EXPENSES(3)             RETIREMENT(4)          FUND COMPLEX(5)
        -------               ----------------      -------------------      --------------------      ---------------
J. Miles Branagan                  $9,355                 $64,907                  $60,000                $107,000
Jerry D. Choate                     9,355                  24,774                   60,000                 107,000
Linda Hutton Heagy                  9,355                   6,858                   60,000                 107,000
R. Craig Kennedy                    9,355                   4,617                   60,000                 107,000
Jack E. Nelson                      9,355                  33,020                   60,000                 107,000
Wayne W. Whalen                     9,355                  22,198                   60,000                 107,000
Suzanne H. Woolsey                  9,355                  15,533                   60,000                 107,000


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.


                                    TABLE A


           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                             TRUSTEE
                                                       FISCAL    ----------------------------------------------------------------
                      FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN   WOOLSEY
                      ---------                       --------   --------   ------   -----    -------   ------   ------   -------
  California Insured Tax Free Fund...................   9/30      $1,257    $1,257   $1,257   $1,257    $1,257   $1,257   $1,257
  Insured Tax Free Income Fund.......................   9/30       2,271     2,271    2,271    2,271     2,271   2,271     2,271
  Intermediate Term Municipal Income Fund............   9/30       1,065     1,065    1,065    1,065     1,065   1,065     1,065
  Municipal Income Fund..............................   9/30       1,814     1,814    1,814    1,814     1,814   1,814     1,814
  New York Tax Free Income Fund......................   9/30       1,094     1,094    1,094    1,094     1,094   1,094     1,094
  Strategic Municipal Income Fund....................   9/30       1,854     1,854    1,854    1,854     1,854   1,854     1,854
                                                                  ------    ------   ------   ------    ------   ------   ------
    Trust Total......................................             $9,355    $9,355   $9,355   $9,355    $9,355   $9,355   $9,355
                                                                  ======    ======   ======   ======    ======   ======   ======


                                    TABLE B


      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
    Trust Total.............................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======


                                    TABLE C


      2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST

                                AND EACH SERIES

                                                                           TRUSTEES                             FORMER TRUSTEES
                                        FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------                --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...    9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438        0
  Insured Tax Free Income Fund.......    9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................    9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............    9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996   $5,813
  New York Tax Free Income Fund......    9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....    9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                  -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................             $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======   ========   =======   =======   ======

                                             FORMER TRUSTEES
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                     TRUSTEE
                                                 --------------------------------------------------------------------------------
FUND NAME                                        BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                        --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund..............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund..................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.......   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.........................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund.................   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund...............   1995      1999    1995     1993     1999     1985     1999     1985     1999



                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                       OFFICER
                                                             ------------------------------------------------------------
FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000



     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.



     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES





                                                                                        TRUSTEE
                                                         ----------------------------------------------------------------------
                                                          BRANAGAN      CHOATE      HEAGY       KENNEDY     NELSON    WOOLSEY
                                                          --------      ------      -----       -------     ------    -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund.......................     none         none        none         none      none        none
Insured Tax Free Income Fund...........................     over
                                                          $100,000       none        none      $1-$10,000   none        none
Intermediate Term Municipal Income Fund................  $1-$10,000      none        none      $1-$10,000   none        none
Municipal Income Fund..................................     over
                                                          $100,000       none     $1-$10,000   $1-$10,000   none        none
New York Tax Free Income Fund..........................     none         none        none         none      none        none
Strategic Municipal Income Fund........................  $1-$10,000      none        none      $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX.........................     over       $10,001-    $10,001-       over
                                                          $100,000     $50,000     $50,000      $100,000    none     $1-$10,000


INTERESTED TRUSTEES


                                                                          TRUSTEE
                                                              --------------------------------
                                                               MERIN      POWERS      WHALEN
                                                               -----      ------      ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund............................    none       none        none
Insured Tax Free Income Fund................................    none       none     $1-$10,000
Intermediate Term Municipal Income Fund.....................    none       none        none
Municipal Income Fund.......................................    none       none     $1-$10,000
New York Tax Free Income Fund...............................    none       none        none
Strategic Municipal Income Fund.............................    none       none     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................    over       over        over
                                                              $100,000   $100,000    $100,000



     As of January 8, 2003 the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.



     During the fiscal years ended September 30, 2002, 2001 and 2000, the Adviser received approximately $6,111,800, $5,919,500 and $5,894,000, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $94,100, $96,900 and $71,800, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $35,300, $59,000 and $27,600, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................   $1,349,896       $151,293
Fiscal year ended September 30, 2001........................   $  963,249       $ 90,681
Fiscal year ended September 30, 2000........................   $  485,585       $ 53,655

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             --------------------------------------------
                                                                                            REALLOWED TO
                                                                               AS % OF       DEALERS AS
                                                                AS % OF       NET AMOUNT       A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED    OFFERING PRICE
                    ------------------                       --------------   ----------   --------------
Less than $100,000.........................................      4.75%          4.99%          4.25%
$100,000 but less than $250,000............................      3.75%          3.90%          3.25%
$250,000 but less than $500,000............................      2.75%          2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%          2.04%          1.75%
$1,000,000 or more.........................................          *              *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of September 30, 2002, there were approximately $1,537,000 and $58,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 3% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,723,013 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $514,082 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $392,024 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $122,058 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $141,195 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $89,085 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $52,110 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................  $     0        $0             $0
  Fiscal year ended September 30, 2001......................  $     0        $0             $0
  Fiscal year ended September 30, 2000......................  $26,912        $0             $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%



     During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800)421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when: (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2), or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if
(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.08%; (ii) the five-year period ended September 30, 2002 was 4.92% and (iii) the ten-year period ended September 30, 2002 was 5.72%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 3.87%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 3.66%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2002 was 5.96%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2002 was 299.54%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2002 was 319.40%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.47%; (ii) the five-year period ended September 30, 2002 was 4.87% and (iii) the approximately nine-year, five-month period from May 3, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2002 was 5.24%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 3.31%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 3.11%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2002 was 5.07%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 61.65%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 61.65%.

CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 7.48%; (ii) the five-year period ended September 30, 2002 was 5.12% and (iii) the approximately nine-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 4.84%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 3.31%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 3.12%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2002 was 5.08%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 53.93%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 53.93%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                 APPENDIX -- DESCRIPTION OF SECURITIES RATINGS


     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS


     Issue credit ratings are based in varying degrees on the following considerations:


     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:


     2. Nature of and provisions of the obligation: and


     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


     C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



     p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



     *: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



     r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



     N.R.: Not rated.



     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS



     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


MUNICIPAL NOTES


     A S&P's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


TAX-EXEMPT DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

TAX-EXEMPT COMMERCIAL PAPER


     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


                                    PRIME-1


     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.



                                    PRIME-2



     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                                    PRIME-3



     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



                                   NOT PRIME



     Issuers rated Not Prime do not fall within any of the Prime rating categories.


     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Insured Tax Free Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           MUNICIPAL BONDS  95.6%
           ALABAMA  7.8%
$ 2,250    Alabama St Brd Ed Rev Shelton St Cmnty
           College (Prerefunded @ 10/01/04) (MBIA
           Insd)....................................   6.000%    10/01/14   $    2,490,570
  2,010    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd)................   5.500     10/01/10        2,330,856
  1,255    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd)................   5.375     10/01/14        1,420,133
 10,530    Alabama St Pub Sch & College Ser C (FSA
           Insd)....................................   5.000     05/01/12       11,815,292
  1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
           Insd)....................................   5.500     08/15/13        1,745,286
  1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd)....................   6.750     08/15/17        2,200,568
  3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd)....................................   5.400     06/01/22        3,353,938
  3,000    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd)....................................   5.500     06/01/27        3,241,080
 19,850    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
           (FGIC Insd)..............................   5.375     02/01/36       20,862,747
 17,700    Jefferson Cnty, AL Swr Rev Cap Impt Wts
           Ser B (FGIC Insd)........................   5.000     02/01/41       18,162,324
 16,470    Jefferson Cnty, AL Swr Rev Cap Impt Wts
           Ser B (FGIC Insd)........................   5.125     02/01/42       17,101,954
  2,510    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd)....................................   5.250     01/01/15        2,796,717
  3,860    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd)....................................   5.250     01/01/19        4,187,868
  1,000    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd)....................................   5.250     01/01/20        1,079,350
  4,150    Mobile, AL Wts Rfdg (AMBAC Insd).........   5.375     08/15/13        4,791,424

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           ALABAMA (CONTINUED)
$ 5,500    Morgan Cnty Decatur, AL Hlthcare Auth
           Hosp Rev Decatur Gen Hosp Rfdg (Connie
           Lee Insd)................................   6.250%    03/01/13   $    5,935,985
  2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
           (FSA Insd)...............................   6.500     04/01/16        2,608,848
                                                                            --------------
                                                                               106,124,940
                                                                            --------------
           ALASKA  0.5%
  4,130    Anchorage, AK Ser A (FGIC Insd)..........   5.500     06/01/17        4,639,353
  1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC
           Insd)....................................   6.000     09/01/19        1,647,229
                                                                            --------------
                                                                                 6,286,582
                                                                            --------------
           ARIZONA  0.7%
  1,000    Maricopa Cnty, AZ Sch Dist 11 Rfdg (FSA
           Insd)....................................   5.000     07/01/15        1,127,360
  1,080    Maricopa Cnty, AZ Sch Dist 41 Rfdg (FSA
           Insd)....................................   4.600     07/01/14        1,166,724
  1,795    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
           (FGIC Insd)..............................   5.250     07/01/18        2,049,567
  1,510    Pima Cnty, AZ Indl Dev Auth Indl Rev
           Lease Oblig Irvington Proj Tucson Elec
           Pwr Co Ser A Rfdg (FSA Insd).............   7.250     07/15/10        1,588,897
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd).........   6.000     09/01/12        2,155,331
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd).........   6.125     09/01/17        2,043,947
                                                                            --------------
                                                                                10,131,826
                                                                            --------------
           ARKANSAS  0.7%
  2,840    Arkansas St Cmnty Wtr Sys Pub Ser B Rfdg
           (MBIA Insd)..............................   5.000     10/01/33        2,938,321
  6,550    Little Rock, AR Sch Dist Ser B Rfdg (FSA
           Insd)....................................   5.500     02/01/25        7,050,289
                                                                            --------------
                                                                                 9,988,610
                                                                            --------------
           CALIFORNIA  1.8%
  2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
           Redev Agy Pool Rev Ser A (FSA Insd)......   6.000     12/15/14        3,154,760
  5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
           Ser A (MBIA Insd)........................   5.650     06/01/15        5,188,800
  3,000    Cerritos, CA Pub Fing Auth Rev Tax Alloc
           Redev Proj Ser A (AMBAC Insd) (a)........   5.000     11/01/21        3,244,470
  3,000    Chino, CA Ctf Part Redev Agy (MBIA
           Insd)....................................   6.200     09/01/18        3,177,360

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$   425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd)....................................   6.700%    08/01/21   $      562,649
    265    Golden West Sch Fin Auth CA Rev Ser A
           Rfdg (MBIA Insd).........................   5.750     08/01/19          319,765
  6,500    Grossmont, CA Uni High Sch Dist Ctf Part
           Cap Apprec (MBIA Insd)...................    *        11/15/21        1,858,610
  2,000    Santa Rosa, CA Wastewtr Rev Cap Apprec
           Ser B (AMBAC Insd).......................    *        09/01/19          922,680
  3,000    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
           Insd)....................................   5.900     08/01/25        3,656,280
  2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
           Rev Cmnty Fac Rfdg (FSA Insd)............   6.500     09/01/14        2,300,680
                                                                            --------------
                                                                                24,386,054
                                                                            --------------
           COLORADO  2.3%
  3,000    Colorado Springs, CO Util Rev Sys Sub
           Lien Ser A Rfdg (AMBAC Insd).............   5.375     11/15/17        3,376,440
  4,220    Colorado Springs, CO Util Rev Sys Sub
           Lien Ser A Rfdg (AMBAC Insd).............   5.375     11/15/18        4,715,766
 12,100    Denver, CO City & Cnty Arpt Rev Ser A
           (MBIA Insd)..............................   5.700     11/15/25       13,186,822
  3,955    Denver, CO City & Cnty Ctf Part Ser B
           (AMBAC Insd).............................   5.200     12/01/14        4,386,372
  2,000    Douglas Cnty, CO Sch Dist 1 (FGIC
           Insd)....................................   5.250     12/15/15        2,221,840
      5    Jefferson Cnty, CO Single Family Mtg Rev
           Ser A Rfdg (MBIA Insd)...................   8.875     10/01/13            5,107
  2,050    Thornton, CO Cap Apprec Wtr Rfdg (FGIC
           Insd)....................................    *        12/01/11        1,476,656
  2,000    Westminster, CO Wtr & Wastewtr Util
           Enterprise Rev (AMBAC Insd)..............   6.250     12/01/14        2,182,600
                                                                            --------------
                                                                                31,551,603
                                                                            --------------
           FLORIDA  9.5%
    650    Brevard Cnty, FL Sales Tax Rev
           (Prerefunded @ 12/01/04) (MBIA Insd).....   5.750     12/01/13          714,408
  1,000    Brevard Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd) (b).........................   5.400     07/01/12        1,158,920
  2,000    Brevard Cnty, FL Util Rev Rfdg (FGIC
           Insd) (a)................................   5.250     03/01/12        2,282,560
    500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem
           Hosp Ser A Rfdg (FSA Insd)...............   6.500     08/15/12          511,905
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd)....................................   5.600     10/01/26          531,285

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged
           From Univ of Miami Ser B (MBIA Insd).....   5.750%    04/01/20   $    1,108,990
    500    Dade Cnty, FL Sch Dist (MBIA Insd).......   5.000     02/15/13          545,840
  1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg
           (MBIA Insd)..............................   8.000     10/01/06        1,551,943
  1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg
           (MBIA Insd)..............................   8.000     10/01/07        1,722,669
  2,095    Dade Cnty, FL Util Pub Impt & Rfdg (FGIC
           Insd) (b)................................  12.000     10/01/04        2,513,267
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)....................................   5.375     10/01/16          844,537
  1,000    Daytona Beach, FL Util Sys Rev Ser A Rfdg
           (AMBAC Insd).............................   5.000     11/15/27        1,039,870
  2,230    Daytona Beach, FL Util Sys Rev Ser D Rfdg
           (FSA Insd)...............................   3.850     11/15/11        2,337,553
    900    Daytona Beach, FL Wtr & Swr Rev
           (Prerefunded @ 11/15/02) (AMBAC Insd)
           (b)......................................   5.750     11/15/10          922,806
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev
           (AMBAC Insd).............................   5.950     07/01/20        1,489,475
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd)..............................   5.250     01/01/24        1,050,000
  1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC
           Insd)....................................   5.125     02/01/31        1,040,280
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)....................................   5.750     11/01/14          670,858
  1,185    Florida St Brd of Ed Cap Outlay Pub Ed
           Ser C (FGIC Insd)........................   5.000     06/01/23        1,233,324
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed
           Ser C (FGIC Insd)........................   5.750     06/01/29        2,217,960
  1,250    Florida St Brd of Ed Lottery Rev Ser A
           (FGIC Insd)..............................   6.000     07/01/12        1,483,637
  1,000    Florida St Brd of Ed Lottery Rev Ser A
           (FGIC Insd)..............................   6.000     07/01/14        1,180,150
  2,750    Florida St Brd of Ed Lottery Rev Ser B
           (FGIC Insd)..............................   5.250     07/01/13        3,058,412
  1,385    Florida St Brd of Ed Rev FL St Univ Hsg
           Fac Ser A (MBIA Insd)....................   5.000     05/01/28        1,433,807
    750    Florida St Brd of Regt Hsg Rev (MBIA
           Insd)....................................   5.750     07/01/14          870,787
  1,365    Florida St Correctional Privatization
           Commn Ctf Part (MBIA Insd)...............   5.375     08/01/14        1,559,663

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 1,750    Florida St Div Bd Fin Dept Genl Svcs Rev
           Dept Envrnmtl Protn Presvtn 2000 Ser A
           (AMBAC Insd) (b).........................   5.000%    07/01/12   $    1,926,015
  1,500    Florida St Div Bd Fin Dept Genl Svcs Rev
           Dept Envrnmtl Protn Presvtn 2000 Ser B
           (FSA Insd)...............................   5.250     07/01/11        1,676,595
  1,000    Florida St Muni Pwr Agy Rev Stanton Proj
           Rfdg (FSA Insd)..........................   5.500     10/01/14        1,167,110
  2,080    Florida St Muni Pwr Agy Rev Stanton Proj
           Rfdg (FSA Insd)..........................   5.500     10/01/15        2,408,557
    500    Gulf Breeze, FL Rev Loc Govt (FGIC
           Insd)....................................   5.650     12/01/20          562,645
  1,340    Gulf Breeze, FL Rev Venice Loc Govt (FGIC
           Insd)....................................   5.150     12/01/20        1,475,126
  1,480    Hillsborough Cnty, FL Sch Brd (AMBAC
           Insd)....................................   5.375     10/01/16        1,661,714
  1,300    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd).............................   5.500     08/01/11        1,524,666
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd) (b)................................   6.100     10/01/18        1,149,240
  1,000    Jacksonville, FL Cap Impt Rev Crossover
           Ser B Rfdg (AMBAC Insd)..................   5.250     10/01/14        1,141,630
  3,210    Jacksonville, FL Cap Impt Rev Crossover
           Ser B Rfdg (AMBAC Insd)..................   5.250     10/01/15        3,627,107
  1,750    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA
           Insd)....................................   5.375     10/01/30        1,815,030
  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
           Ser D (Escrowed to Maturity) (AMBAC
           Insd)....................................    *        10/01/13          665,540
  6,000    Key West, FL Util Brd Elec Rev Rfdg
           (AMBAC Insd).............................   6.000     10/01/12        7,362,000
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd)....................................   5.500     10/01/14        1,731,840
    835    Martin Cnty, FL Cons Util Sys Rev
           (Escrowed to Maturity) (FGIC Insd).......   5.750     10/01/08          915,845
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami
           Childrens Hosp Ser A Rfdg (AMBAC Insd)...   5.125     08/15/26        1,044,060
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)....................................   5.000     05/01/20        1,061,340
  1,000    Miami-Dade Cnty, FL Sch Dist Rfdg (FSA
           Insd)....................................   5.375     08/01/13        1,165,380
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd).....   6.750     10/01/25          555,980

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 1,000    Orange Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd).............................   5.250%    08/01/14   $    1,146,680
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd).........   5.125     04/01/19        1,075,520
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd).........   5.125     04/01/20        1,070,650
  1,000    Palm Beach Cnty, FL Pub Impt Rev
           Convention Ctr Proj (FGIC Insd)..........   5.125     11/01/30        1,044,260
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (AMBAC Insd).............................   5.500     08/01/16        1,141,390
    800    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (AMBAC Insd).............................   5.125     08/01/26          837,072
    750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd)
           (b)......................................   6.375     08/01/15          822,555
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C
           (FSA Insd)...............................   5.000     08/01/21        4,224,080
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C
           (FSA Insd)...............................   5.000     08/01/22        4,191,360
  5,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C
           (FSA Insd)...............................   5.000     08/01/27        5,173,300
  1,000    Pembroke Pines, FL Charter Sch Ser A
           (MBIA Insd)..............................   5.000     07/01/26        1,036,250
    750    Polk Cnty, FL Sch Brd Ctf Part Master
           Lease Ser A (FSA Insd)...................   5.500     01/01/16          849,322
  1,000    Port Saint Lucie, FL Spl Assmt Rev Util
           Svc Area No 3 & 4A (MBIA Insd)...........   5.000     10/01/18        1,058,980
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd).............................   5.500     06/01/12        1,160,970
  1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser
           2 Rfdg (MBIA Insd).......................   5.500     10/01/13        1,138,120
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A
           (FSA Insd)...............................   5.000     07/01/21        1,055,630
  3,725    Santa Rosa Bay Brdg Auth FL Rev Cap
           Apprec (MBIA Insd).......................    *        07/01/18        1,787,739
    750    Sarasota Cnty, FL Util Sys Rev
           (Prerefunded @ 10/01/04) (FGIC Insd)
           (b)......................................   6.500     10/01/14          837,555
  1,515    Seminole Cnty, FL Sales Tax Rev (FGIC
           Insd)....................................   5.375     10/01/16        1,711,859
    535    Saint Johns Cnty, FL Indl Dev Auth
           Professional Golf Proj Rfdg (MBIA
           Insd)....................................   5.250     09/01/12          617,005
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC
           Insd)....................................   5.200     10/01/22        4,352,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           FLORIDA (CONTINUED)
$   250    Tallahassee, FL Energy Sys Rev Ser A Rfdg
           (FSA Insd)...............................   4.750%    10/01/26   $      250,960
 10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
           Mem Regl Med Ser A Rfdg (MBIA Insd)......   6.625     12/01/13       11,184,300
  1,890    Tampa Bay, FL Sales Tax Rev Ser A (AMBAC
           Insd)....................................   5.375     10/01/17        2,121,714
  1,000    Tampa Bay, FL Wtr Util Sys Rev
           (Prerefunded @ 10/01/11) (FGIC Insd).....   5.500     10/01/12        1,179,100
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B
           (FGIC Insd)..............................   5.125     10/01/10        1,393,262
  1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
           Ser A (MBIA Insd)........................   5.200     11/01/25        1,057,130
  3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
           Embry Riddle Ser B Rfdg (AMBAC Insd).....   5.250     10/15/19        4,029,355
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
           Embry Riddle Ser B Rfdg (AMBAC Insd).....   5.250     10/15/22        1,060,150
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp
           Fac Mem Hlth Impt & Rfdg (AMBAC Insd)
           (b)......................................   5.750     11/15/13          548,335
                                                                            --------------
                                                                               128,869,729
                                                                            --------------
           GEORGIA  3.1%
  1,405    Clayton Cnty, GA Dev Auth Rev Tuff
           Archives Proj Ser A (MBIA Insd)..........   5.250     07/01/21        1,515,545
  4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
           Gen Ser B (BIGI Insd)....................    *        01/01/08        3,527,126
  4,000    Georgia Muni Elec Auth Pwr Rev Gen Ser A
           (MBIA Insd)..............................   6.500     01/01/12        4,809,280
 14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
           (AMBAC Insd).............................   6.400     01/01/13       18,013,759
  9,590    Georgia Muni Elec Auth Pwr Rev Ser Y
           (MBIA Insd)..............................   6.500     01/01/17       12,090,688
    860    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (AMBAC Insd)......   6.400     01/01/13        1,079,584
    410    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (MBIA Insd).......   6.500     01/01/17          525,419
                                                                            --------------
                                                                                41,561,401
                                                                            --------------
           HAWAII  1.0%
 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA
           Insd)....................................   6.400     07/01/08       13,499,681
                                                                            --------------

           ILLINOIS  16.5%
  2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)..............................    *        01/01/19        1,041,028

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)..............................    *        01/01/20   $    1,144,810
  2,000    Bridgeview, IL (FGIC Insd) (a)...........   5.000%    12/01/22        2,084,920
  1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (Prerefunded @ 01/01/10)
           (FGIC Insd)..............................    *        01/01/15          982,710
  6,225    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)...................    *        12/01/15        3,559,330
  2,845    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)...................    *        12/01/19        1,274,958
  1,500    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd).................    *        12/01/19          672,210
  1,020    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd).................    *        12/01/25          316,149
  8,000    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd).................    *        12/01/29        2,004,240
  3,250    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd).................    *        12/01/30          772,525
  5,000    Chicago, IL Cap Apprec City Colleges
           (FGIC Insd)..............................    *        01/01/27        1,477,600
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c).......................... 0/5.700     01/01/25        1,745,540
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c).......................... 0/5.750     01/01/29        1,742,200
  3,125    Chicago, IL Park Dist Ser B (FGIC
           Insd)....................................   4.750     01/01/26        3,113,875
  2,500    Chicago, IL Park Dist Ser C (FGIC
           Insd)....................................   5.500     01/01/19        2,767,650
  1,500    Chicago, IL Proj Ser A Rfdg (MBIA
           Insd)....................................   5.500     01/01/15        1,705,515
 10,000    Chicago, IL Proj Ser A Rfdg (FGIC
           Insd)....................................   5.375     01/01/34       10,488,300
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA
           Insd)....................................   5.500     01/01/38        5,395,500
  5,000    Chicago, IL Proj Ser A Rfdg (AMBAC
           Insd)....................................   5.625     01/01/39        5,483,200
  3,900    Chicago, IL Proj Ser A Rfdg (AMBAC
           Insd)....................................   5.000     01/01/42        4,000,854
  2,720    Chicago, IL Pub Bldg Comm Bldg Rev
           Chicago Transit Auth (Prerefunded @
           01/01/05) (AMBAC Insd)...................   6.600     01/01/15        3,011,013
  5,000    Chicago, IL Sales Tax Rev (Prerefunded @
           01/01/09) (FGIC Insd)....................   5.375     01/01/30        5,746,100
  2,300    Chicago, IL Wtr Rev (FGIC Insd)..........   5.250     11/01/27        2,390,988
  3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
           Insd)....................................    *        11/01/10        2,456,326
  5,550    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd).............   8.750     01/01/03        5,648,901

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 8,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd).............   8.750%    01/01/04   $    9,189,675
  2,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd).............   8.750     01/01/05        2,830,058
  3,500    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd).............   8.750     01/01/07        4,359,950
  1,445    Cook Cnty, IL Cmnty Cons Sch Dist (FSA
           Insd)....................................   5.500     12/01/15        1,693,497
  1,580    Cook Cnty, IL Cmnty Cons Sch Dist (FSA
           Insd)....................................   5.500     12/01/16        1,846,530
  2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
           Palatine Cap Apprec (FSA Insd)...........    *        12/01/10        1,535,393
  2,895    Cook Cnty, IL Cmnty Sch Dist Ser B (FGIC
           Insd)....................................   9.000     12/01/14        4,337,955
  3,155    Cook Cnty, IL Cmnty Sch Dist Ser B (FGIC
           Insd)....................................   9.000     12/01/15        4,780,614
  1,505    Cook Cnty, IL Sch Dist No 100 Berwyn
           South (Escrowed to Maturity) (FSA
           Insd)....................................   8.200     12/01/14        2,141,856
  1,775    Cook Cnty, IL Sch Dist No 100 Berwyn
           South (Escrowed to Maturity) (FSA
           Insd)....................................   8.100     12/01/16        2,547,285
  2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)..............................    *        12/01/17        1,326,284
  2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)..............................    *        12/01/18        1,435,593
  4,210    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)..............................    *        12/01/19        1,896,184
  4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
           (FGIC Insd)..............................    *        12/01/20        1,710,679
  3,000    Du Page Cnty, IL Cmnty High Sch (FSA
           Insd)....................................   5.600     01/01/22        3,329,610
  2,045    Grundy Kendall & Will Cntys (AMBAC
           Insd)....................................   5.500     05/01/17        2,292,016
  1,860    Grundy Kendall & Will Cntys (AMBAC
           Insd)....................................   5.500     05/01/20        2,043,266
  1,180    Grundy Kendall & Will Cntys (AMBAC
           Insd)....................................   5.500     05/01/21        1,288,241
 10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
           Comwlth Edison Co Proj Ser D Rfdg (AMBAC
           Insd)....................................   6.750     03/01/15       11,297,900
 35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
           Pwr Co Proj Ser B First Mtg Rfdg (MBIA
           Insd)....................................   7.400     12/01/24       39,742,150
  2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
           Rockford Sch 205 (FSA Insd)..............   6.650     02/01/11        2,471,060

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
           Rockford Sch 205 (FSA Insd)..............   6.650%    02/01/12   $    5,837,392
  2,000    Illinois Ed Fac Auth Rev DePaul Univ
           (AMBAC Insd).............................   5.625     10/01/14        2,296,720
    467    Illinois Hlth Fac Auth Rev Cmnty Prov
           Pooled Pgm Ser B (MBIA Insd).............   7.900     08/15/03          469,442
  2,000    Illinois Medical Dist (MBIA Insd)........   5.250     06/01/32        2,107,600
  3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev
           Rfdg (FSA Insd)..........................   5.000     02/01/21        3,609,935
  2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd)....    *        12/01/13        1,748,142
  1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd)....    *        12/01/14          732,288
  2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Ser A (FGIC Insd)...............   6.000     12/01/20        2,864,100
  3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
           Antioch Cap Apprec Ser B (FGIC Insd).....    *        12/01/10        2,950,863
  6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
           Waukegan Cap Apprec Ser A (FSA Insd).....    *        12/01/17        3,446,740
  3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
           Lake Zurich Cap Apprec (FGIC Insd).......    *        12/01/15        1,824,799
  3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
           Dist No 158 Cap Apprec (FGIC Insd).......    *        01/01/17        1,590,960
  4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
           Dist No 158 Cap Apprec (FGIC Insd).......    *        01/01/18        1,998,920
  1,735    McHenry Cnty, IL Cmnty High Sch Dist No
           154 Cap Apprec (FGIC Insd)...............    *        01/01/15        1,031,405
  2,080    McHenry Cnty, IL Cmnty High Sch Dist No
           154 Cap Apprec (FGIC Insd)...............    *        01/01/16        1,165,299
  1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
           Insd)....................................   5.500     02/01/16        1,124,620
  1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
           Insd)....................................   5.500     02/01/17        1,486,647
  6,000    Metropolitan Pier & Expo Il McCormick
           Place Expansion Ser A (MBIA Insd)........   5.250     06/15/42        6,328,020
  2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
           Ser A (MBIA Insd)........................    *        04/01/20          871,920

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 3,450    Will & Kendall Cntys, IL Cmnty (FSA
           Insd)....................................   5.000%    01/01/16   $    3,718,582
  1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
           Insd)....................................   5.000     12/01/16        1,610,519
                                                                            --------------
                                                                               223,937,151
                                                                            --------------
           INDIANA  2.3%
  1,785    Center Grove, IN 2000 Bldg First Mtg
           (AMBAC Insd).............................   5.500     07/15/17        1,997,843
  1,885    Center Grove, IN 2000 Bldg First Mtg
           (AMBAC Insd).............................   5.500     07/15/18        2,093,462
  2,500    Evansville Vanderburgh, IN Pub Lease Corp
           First Mtg (MBIA Insd)....................   5.750     07/15/18        2,816,925
  1,855    Hamilton Southeastern, IN Cons First Mtg
           (FSA Insd)...............................   5.500     07/15/16        2,086,485
  1,075    Hamilton Southeastern, IN Cons First Mtg
           (FSA Insd)...............................   5.500     01/15/19        1,185,499
  1,690    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
           Maturity) (AMBAC Insd)...................   9.750     08/01/09        2,140,588
  5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
           Hosp Proj Impt & Rfdg (MBIA Insd)........   6.400     05/01/12        5,122,350
  2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
           Insd)....................................   5.750     08/01/11        2,708,693
  1,605    Mount Vernon of Hancock Cnty First Mtg
           Ser B (AMBAC Insd).......................   5.500     07/15/16        1,805,288
  1,695    Mount Vernon of Hancock Cnty First Mtg
           Ser B (AMBAC Insd).......................   5.500     07/15/17        1,895,773
  4,000    New Albany Floyd Cnty, IN Sch First Mtg
           (FGIC Insd)..............................   5.750     07/15/20        4,557,040
  2,400    New Albany Floyd Cnty, IN Sch First Mtg
           (FGIC Insd)..............................   5.125     01/15/27        2,493,864
    200    Saint Joseph Cnty, IN Redev Dist (FGIC
           Insd)....................................   5.000     01/15/16          215,484
                                                                            --------------
                                                                                31,119,294
                                                                            --------------
           IOWA  0.2%
  2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
           Hosp Proj (FSA Insd).....................   5.750     07/01/17        2,635,632
                                                                            --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           KANSAS  1.5%
$16,750    Burlington, KS Pollutn Ctl Rev KS Gas &
           Elec Co Proj Rfdg (MBIA Insd)............   7.000%    06/01/31   $   17,502,075
  1,000    Dodge, KS Uni Sch Dist No 443 Rfdg (FGIC
           Insd) (a)................................   5.000     09/01/12        1,132,390
  1,655    Topeka & Shawnee Cntys, KS Pub Rfdg
           (AMBAC Insd) (a).........................   4.200     09/01/18        1,655,877
                                                                            --------------
                                                                                20,290,342
                                                                            --------------
           LOUISIANA  1.0%
  4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
           Hosp Rev Lake Charles Mem Hosp Proj Ser A
           (Connie Lee Insd)........................   6.375     12/01/12        5,047,673
  5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
           Hosp Rev Lake Charles Mem Hosp Proj Ser A
           (Connie Lee Insd)........................   6.500     12/01/18        7,015,303
  3,575    New Orleans, LA Home Mtg Auth Single
           Family Mtg Rev 1985 Ser A (MBIA Insd)....    *        09/15/16          831,223
                                                                            --------------
                                                                                12,894,199
                                                                            --------------
           MASSACHUSETTS  1.7%
  4,405    Massachusetts Muni Whsl Elec Co Nuclear
           Mix 1-A (MBIA Insd)......................   5.250     07/01/13        5,005,930
  2,500    Massachusetts Muni Whsl Elec Co Proj No
           6-A (MBIA Insd)..........................   5.250     07/01/16        2,772,225
 10,000    Massachusetts St Cons Ln Ser B
           (Prerefunded @ 03/01/12) (FSA Insd)......   5.500     03/01/19       11,772,900
  2,000    Massachusetts St Cons Ln Ser D (MBIA
           Insd)....................................   5.250     11/01/19        2,170,560
  1,700    Massachusetts St Hlth & Ed Fac Auth Rev
           Mt Auburn Hosp Ser B1 (MBIA Insd)........   6.250     08/15/14        1,869,524
                                                                            --------------
                                                                                23,591,139
                                                                            --------------
           MICHIGAN  1.5%
    500    Chippewa Vly, MI Sch Rfdg (AMBAC Insd)...   4.750     05/01/23          502,050
  3,385    Detroit, MI Wtr Supply Sys Rev Sr Lien
           Ser A (FGIC Insd)........................   5.500     07/01/24        3,648,996
  2,200    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
           Insd)....................................   4.700     04/01/24        2,201,144
  1,400    Huron, MI Sch Dist (FSA Insd)............   5.250     05/01/21        1,498,224
  1,150    Kalamazoo, MI City Sch Dist Bldg & Site
           (FSA Insd)...............................   5.250     05/01/16        1,267,162

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           MICHIGAN (CONTINUED)
$ 1,700    Michigan St Hsg Dev Auth Rental Hsg Rev
           Ser B (AMBAC Insd).......................   4.850%    04/01/04   $    1,758,854
  2,500    Michigan St Strategic Fd Ltd Oblig Rev
           Detroit Ed Conv Rfdg (AMBAC Insd)........   4.850     09/01/30        2,730,550
  2,725    Wayne Charter Cnty, MI Arpt Rev Ser C
           Rfdg (FGIC Insd).........................   5.375     12/01/17        3,048,676
  3,190    Wayne Charter Cnty, MI Arpt Rev Ser C
           Rfdg (FGIC Insd).........................   5.375     12/01/20        3,487,755
                                                                            --------------
                                                                                20,143,411
                                                                            --------------
           MINNESOTA  0.1%
  1,000    Brainerd, MN Rev Evangelical Lutheran Ser
           B Rfdg (FSA Insd)........................   6.650     03/01/17        1,023,640
                                                                            --------------

           MISSISSIPPI  0.6%
  1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)....................................   5.500     02/01/08        1,639,051
  2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)....................................   5.500     02/01/09        2,954,511
  1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)....................................   5.500     02/01/10        1,831,536
  1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)....................................   8.500     02/01/13        1,411,220
                                                                            --------------
                                                                                 7,836,318
                                                                            --------------
           MISSOURI  0.4%
  1,170    Mehlville, MO Sch Dist No R-9 Ctf Part
           Ser A (FSA Insd).........................   5.500     03/01/16        1,324,288
  1,225    Mehlville, MO Sch Dist No R-9 Ctf Part
           Ser A (FSA Insd).........................   5.500     03/01/17        1,378,983
  2,390    St. Louis, MO Muni Fin Corp Lease Rev
           City Justice Ctr Ser A Rfdg (AMBAC
           Insd)....................................   4.750     02/15/17        2,516,455
                                                                            --------------
                                                                                 5,219,726
                                                                            --------------
           NEVADA  1.5%
 10,000    Director St, NV Dept Business & Ind Las
           Vegas Monorail Proj First Tier (AMBAC
           Insd)....................................   5.625     01/01/32       10,830,400
  5,000    Reno, NV Cap Impt Rev (FGIC Insd)........   5.125     06/01/26        5,173,900

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           NEVADA (CONTINUED)
$ 1,035    Washoe Cnty, NV Ctf Part Pub Safety
           Training Fac Proj (AMBAC Insd)...........   4.700%    09/01/07   $    1,115,326
  1,500    Washoe Cnty, NV Ctf Part Pub Safety
           Training Fac Proj (AMBAC Insd)...........   4.800     09/01/09        1,620,105
  1,430    Washoe Cnty, NV Ctf Part Pub Safety
           Training Fac Proj (AMBAC Insd)...........   4.875     09/01/10        1,542,870
                                                                            --------------
                                                                                20,282,601
                                                                            --------------
           NEW HAMPSHIRE  0.2%
  2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
           (Inverse Fltg) (FGIC Insd) (d)...........  11.807     11/01/17        3,345,725
                                                                            --------------

           NEW JERSEY  4.6%
  3,625    Morristown, NJ Rfdg (FSA Insd)...........   6.400     08/01/14        4,131,050
  8,000    New Jersey St Tpk Auth Tpk Rev Ser A
           (MBIA Insd)..............................   6.000     01/01/12        9,706,240
 12,300    New Jersey St Trans Corp Ctf Fed Trans
           Admin Grants Ser A (AMBAC Insd)..........   5.875     09/15/12       14,603,421
 10,000    New Jersey St Trans Corp Ctf Fed Trans
           Admin Grants Ser A (AMBAC Insd)..........   5.500     09/15/13       11,752,400
  6,040    New Jersey St Trans Tr Fd Trans Sys Ser A
           (FSA Insd)...............................   5.500     06/15/12        7,072,840
  4,000    New Jersey St Trans Tr Fd Trans Sys Ser B
           (MBIA Insd)..............................   6.000     12/15/17        4,758,600
  8,715    New Jersey St Trans Tr Fd Trans Sys Ser C
           (FSA Insd)...............................   5.500     12/15/11       10,260,431
                                                                            --------------
                                                                                62,284,982
                                                                            --------------
           NEW YORK  3.9%
  3,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
           Ser A (FSA Insd).........................   5.125     12/01/16        3,308,431
  5,600    Metropolitan Trans Auth NY Ser A Rfdg
           (FGIC Insd)..............................   5.000     11/15/25        5,818,456
  5,000    Metropolitan Trans Auth NY Svc Contr Ser
           A Rfdg (FGIC Insd).......................   5.000     07/01/25        5,189,250
  1,920    New York City Hlth & Hosp Hlth Sys Ser A
           (FSA Insd)...............................   5.000     02/15/21        2,017,421
  4,350    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Cent Proj (FSA Insd)....   6.375     11/15/14        4,850,120
 14,000    New York City Muni Wtr Fin Auth Ser B
           (MBIA Insd)..............................   5.500     06/15/27       15,225,280
  2,300    New York City, NY Ser H (FGIC Insd)......   6.000     08/01/12        2,805,977

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 5,250    New York City, NY Transitional Future Tax
           Secd Ser A Rfdg (FGIC Insd)..............   5.500%    11/01/14   $    6,099,293
     15    New York St Med Care Fac Fin Agy Rev
           (Prerefunded @ 08/15/04) (FSA Insd)......   6.500     08/15/15           16,694
  3,040    New York St Twy Auth Hwy & Brdg Tr Fd Ser
           A (Prerefunded @ 01/01/07) (AMBAC
           Insd)....................................   5.250     04/01/13        3,478,490
  3,275    Triborough Brdg & Tunl Auth NY Spl Oblig
           Ser A Rfdg (Prerefunded @ 01/01/14) (MBIA
           Insd)....................................   5.125     01/01/16        3,754,820
                                                                            --------------
                                                                                52,564,232
                                                                            --------------
           NORTH CAROLINA  0.2%
  1,250    Franklin Cnty, NC Ctf Part Jail & Sch
           Proj (Prerefunded @ 06/01/04) (FGIC
           Insd)....................................   6.625     06/01/14        1,379,025
  1,000    Rutherford Cnty, NC Ctf Part (AMBAC Insd)
           (a)......................................   5.000     09/01/21        1,058,220
                                                                            --------------
                                                                                 2,437,245
                                                                            --------------
           NORTH DAKOTA  0.9%
  5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
           Vly Station Rfdg (AMBAC Insd)............   7.200     06/30/13        6,422,950
  5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
           Butte Elec Coop Ser A Rfdg (AMBAC
           Insd)....................................   5.300     01/01/27        5,256,300
                                                                            --------------
                                                                                11,679,250
                                                                            --------------
           OHIO  0.2%
  1,000    Cuyahoga, OH Cmnty College Dist Ser A
           (AMBAC Insd) (a).........................   5.000     12/01/32        1,040,340
  2,000    Pickerington, OH Loc Sch Dist Cap Apprec
           Sch Fac Contract (FGIC Insd).............    *        12/01/13        1,297,760
                                                                            --------------
                                                                                 2,338,100
                                                                            --------------
           OKLAHOMA  2.6%
  3,000    Grand River Dam Auth OK Rev Ser A Rfdg
           (FSA Insd)...............................   5.000     06/01/12        3,383,370
  1,355    Jenks, OK Aquarium Auth Rev First Mtg
           (MBIA Insd)..............................   6.000     07/01/20        1,562,112
  3,930    McAlester, OK Pub Wks Auth Util Cap
           Apprec (FSA Insd)........................    *        02/01/33          816,379
  1,000    McAlester, OK Pub Wks Auth Util Cap
           Apprec (FSA Insd)........................    *        02/01/34          197,240
 11,000    McAlester, OK Pub Wks Auth Util Sys Rev
           (FSA Insd)...............................    *        02/01/30        2,456,740

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           OKLAHOMA (CONTINUED)
$ 2,100    Midwest City, OK Muni Auth (FSA Insd)....   5.150%    06/01/15   $    2,289,714
  5,660    Mustang, OK Impt Auth Util Rev (FSA
           Insd)....................................   5.800     10/01/30        6,284,355
  2,020    Oklahoma City, OK Arpt Tr Jr Lien 27th
           Ser A (FSA Insd).........................   5.000     07/01/17        2,161,723
  4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
           (FSA Insd)...............................   5.750     07/01/30        4,422,760
  2,000    Tulsa, OK Cmnty College Rev (AMBAC
           Insd)....................................   5.500     07/01/22        2,210,900
  8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Tulsa
           Ser A (MBIA Insd)........................   5.375     10/01/31        8,744,036
                                                                            --------------
                                                                                34,529,329
                                                                            --------------
           OREGON  2.4%
  1,000    Deschutes Cnty, OR Rfdg (FSA Insd).......   5.000     12/01/15        1,102,610
  1,000    Jackson Cnty, OR Sch Dist No 0 (FSA
           Insd)....................................   5.500     06/15/16        1,139,690
  4,815    Oregon St Dept Admin Ser B (FSA Insd)....   5.250     04/01/15        5,314,556
  5,070    Oregon St Dept Admin Ser B Rfdg (MBIA
           Insd)....................................   5.250     05/01/12        5,851,895
  4,835    Oregon St Dept Admin Ser B Rfdg (MBIA
           Insd)....................................   5.250     05/01/17        5,371,105
 10,835    Oregon St Dept Admin Ser C Rfdg (MBIA
           Insd)....................................   5.250     11/01/16       12,119,381
  1,400    Portland, OR Arpt Rev Ser 15 Intl Arpt
           Ser A Rfdg (FGIC Insd)...................   5.000     07/01/13        1,551,200
                                                                            --------------
                                                                                32,450,437
                                                                            --------------
           PENNSYLVANIA  3.3%
  5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
           Hlth Sys Ser A (MBIA Insd)...............   6.500     11/15/30        5,937,800
  4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
           Pittsburgh Mercy Hlth Sys Inc (Escrowed
           to Maturity) (AMBAC Insd)................   5.625     08/15/26        5,383,219
 10,000    Allegheny Cnty, PA San Auth Swr Rfdg
           (MBIA Insd)..............................   5.375     12/01/17       11,234,600
  3,000    Allegheny Cnty, PA San Auth Swr Rfdg
           (MBIA Insd)..............................   5.000     12/01/19        3,204,960
  6,000    Lycoming Cnty, PA Auth College Rev PA
           College of Technology (AMBAC Insd).......   5.350     07/01/26        6,361,080
  1,375    Pennsylvania St Higher Ed Fac Auth Rev St
           Sys Higher Ed Ser P (AMBAC Insd).........   5.000     12/15/16        1,474,564
    730    Philadelphia, PA Gas Wks Rev 14th Ser
           (Prerefunded @ 07/01/03) (FSA Insd)......   6.375     07/01/14          771,216

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,520    Philadelphia, PA Gas Wks Rev 14th Ser
           (FSA Insd)...............................   6.375%    07/01/14   $    1,601,290
  2,000    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................   5.500     02/01/26        2,166,020
  5,985    Philadelphia, PA Wtr & Wastewtr Rev (FSA
           Insd)....................................   5.000     06/15/16        6,094,466
                                                                            --------------
                                                                                44,229,215
                                                                            --------------
           SOUTH CAROLINA  1.5%
  9,665    South Carolina St Pub Svc Auth Ser B (FSA
           Insd)....................................   5.375     01/01/18       10,703,408
  5,000    South Carolina St Pub Svc Auth Ser D Rfdg
           (FSA Insd) (a)...........................   5.000     01/01/19        5,332,300
  4,000    South Carolina St Pub Svc Auth Ser D Rfdg
           (FSA Insd) (a)...........................   5.000     01/01/20        4,252,120
                                                                            --------------
                                                                                20,287,828
                                                                            --------------
           SOUTH DAKOTA  2.1%
  1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
           Insd)....................................   5.500     06/01/12        1,825,968
 12,000    Sioux Falls, SD Sales Tax Rev
           (Prerefunded @ 11/15/03) (AMBAC Insd)....   5.450     11/15/14       12,767,640
  1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
           (AMBAC Insd).............................   5.500     11/15/12        1,159,030
  1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
           (AMBAC Insd).............................   5.500     11/15/14        1,141,400
  5,205    South Dakota St Lease Rev Tr Ctf Ser A
           (FSA Insd)...............................   6.625     09/01/12        6,590,571
  4,000    South Dakota St Lease Rev Tr Ctf Ser A
           (FSA Insd)...............................   6.700     09/01/17        5,197,600
                                                                            --------------
                                                                                28,682,209
                                                                            --------------
           TENNESSEE  0.4%
  1,000    Putnam Cnty, TN Rfdg (FGIC Insd).........   5.250     04/01/18        1,136,540
  4,200    Tennergy Corp, TN Gas Rev (MBIA Insd)....   4.125     06/01/09        4,475,940
                                                                            --------------
                                                                                 5,612,480
                                                                            --------------
           TEXAS  9.9%
  1,415    Alamo, TX Cmnty College Dist Combined Fee
           Rfdg (FSA Insd)..........................   5.000     11/01/22        1,467,765
  2,150    Austin, TX Ctf Oblig (MBIA Insd).........   5.375     09/01/18        2,372,418
  2,250    Austin, TX Ctf Oblig (MBIA Insd).........   5.375     09/01/19        2,463,548
 13,645    Austin, TX Util Sys Rev Rfdg (FSA Insd)
           (b)......................................   5.000     11/15/11       14,989,851
 12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
           Insd)....................................    *        11/15/10        9,376,625

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           TEXAS (CONTINUED)
$ 5,000    Brazos River Auth, TX Rev Houston Ind Inc
           Proj Ser C (AMBAC Insd)..................   5.125%    05/01/19   $    5,357,750
  1,400    Corpus Christi, TX Util Sys Rev Impt &
           Rfdg (FSA Insd)..........................   5.250     07/15/17        1,534,008
 15,400    Dallas Cnty, TX Util & Reclamation Dist
           Ser B Rfdg (AMBAC Insd)..................   5.875     02/15/29       16,386,986
  5,000    El Paso, TX Ctf Oblig (FSA Insd).........   5.750     08/15/25        5,424,150
  4,915    Harris Cnty, TX Toll Rd Sr Lien Rfdg
           (MBIA Insd)..............................   5.125     08/15/17        5,192,845
  4,605    Houston, TX Arpt Sys Rev Sub Lien (FSA
           Insd)....................................   5.500     07/01/17        5,179,796
  2,000    Houston, TX Arpt Sys Rev Sub Lien (FSA
           Insd)....................................   5.500     07/01/18        2,230,760
  5,000    Houston, TX Hotel Occupancy Convention &
           Entmt Ser A Rfdg (AMBAC Insd)............   5.375     09/01/14        5,641,300
  2,000    Houston, TX Pub Impt Ser B Rfdg (FSA
           Insd)....................................   5.500     03/01/18        2,217,880
 12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
           Ser A Rfdg (FSA Insd)....................    *        12/01/20        5,237,636
  1,790    Laredo, TX Cmnty College Dist Combined
           Fee Rev Bldg Rfdg (AMBAC Insd)...........   5.300     08/01/26        1,879,106
  1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
           Insd)....................................    *        03/01/16          514,980
  1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
           Insd)....................................    *        03/01/17          632,886
  1,000    Richardson, TX Impt & Rfdg (MBIA Insd)
           (a)......................................   4.500     02/15/11        1,080,690
  1,000    San Antonio, TX Indpt Sch Dist Pub Fac
           Corp Lease Rev (AMBAC Insd)..............   5.850     10/15/10        1,141,700
  1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
           Sys Rev Ser B (Escrowed to Maturity)
           (FGIC Insd)..............................   5.000     09/01/15        1,957,830
 10,000    Texas St Tpk Auth Cent TX Tpk First Tier
           Ser A (AMBAC Insd).......................   5.500     08/15/39       10,832,000
 29,655    Texas St Tpk Auth Dallas Northtwy Rev
           George Bush Tpk (FGIC Insd)..............   5.250     01/01/23       31,159,695
                                                                            --------------
                                                                               134,272,205
                                                                            --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           UTAH  0.8%
$   685    Provo, UT Elec Rev 1984 Ser A Rfdg
           (Escrowed to Maturity) (AMBAC Insd)......  10.375%    09/15/15   $    1,002,772
  6,835    Utah St Muni Fin Coop Loc Govt Rev Pool
           Cap Salt Lake (FSA Insd).................    *        03/01/09        5,518,784
  4,140    West Vly City, UT Muni Bldg Lease Rev Ser
           A Rfdg (AMBAC Insd)......................   4.750     04/15/19        4,241,596
                                                                            --------------
                                                                                10,763,152
                                                                            --------------
           VIRGINIA  0.5%
  4,000    Loudoun Cnty, VA Ctf Part (FSA Insd).....   6.800     03/01/14        4,359,040
  2,200    Virginia St Hsg Dev Auth Comwlth Mtg Ser
           J Subser J-1 (MBIA Insd).................   5.200     07/01/19        2,306,502
                                                                            --------------
                                                                                 6,665,542
                                                                            --------------
           WASHINGTON  5.2%
  4,115    Chelan Cnty, WA Sch Dist No 246 (FSA
           Insd)....................................   5.000     12/01/21        4,309,146
  1,930    Clark Cnty, WA Pub Util Dist No 001 Elec
           Rev Rfdg (AMBAC Insd)....................   5.500     01/01/12        2,231,910
  2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
           Rev (FSA Insd)...........................   5.125     01/01/20        3,156,902
 11,340    Energy Northwest WA Elec Rev Columbia
           Generating Ser A Rfdg (FSA Insd).........   5.500     07/01/17       12,705,336
  4,500    Energy Northwest WA Elec Rev Proj No 3
           Ser A Rfdg (FSA Insd)....................   5.500     07/01/17        5,041,800
 14,500    Energy Northwest WA Elec Rev Proj No 3
           Ser A Rfdg (FSA Insd)....................   5.500     07/01/18       16,120,665
  5,000    Energy Northwest WA Elec Rev Proj No 3
           Ser B Rfdg (FSA Insd)....................   6.000     07/01/16        5,922,750
  2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
           Rapids Hydro Elec Rev Second Ser C Rfdg
           (AMBAC Insd).............................   6.000     01/01/17        2,630,681
  1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
           Hydro Elec Rev Second Ser C Rfdg (AMBAC
           Insd)....................................   6.000     01/01/17        1,154,796
    350    Pierce Cnty, WA Swr Rev Ser A (Escrowed
           to Maturity) (MBIA Insd).................   9.000     02/01/05          407,365
  2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
           (FSA Insd)...............................   5.500     03/01/18        2,210,340
  1,965    Tacoma, WA Solid Waste Util Rev Rfdg
           (AMBAC Insd).............................   5.375     12/01/18        2,149,258
  2,075    Tacoma, WA Solid Waste Util Rev Rfdg
           (AMBAC Insd).............................   5.375     12/01/19        2,253,077

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           WASHINGTON (CONTINUED)
$ 4,200    Tacoma, WA Solid Waste Util Rev Rfdg
           (AMBAC Insd).............................   5.250%    12/01/20   $    4,494,546
  3,090    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser A Rfdg (AMBAC Insd)....   5.700     07/01/09        3,509,529
  1,600    Washington St Ser R 99A Rfdg (FGIC
           Insd)....................................   5.000     01/01/17        1,708,160
                                                                            --------------
                                                                                70,006,261
                                                                            --------------
           WEST VIRGINIA  0.1%
  1,780    West Virginia Econ Dev Auth Lease Rev
           Correctional Juvenile & Pub-A (MBIA
           Insd)....................................   5.500     06/01/19        1,999,065
                                                                            --------------

           WISCONSIN  1.7%
  1,240    Elkhorn, WI Area Sch Dist Ser A Rfdg (FSA
           Insd)....................................   5.000     04/01/17        1,329,627
  1,035    Elkhorn, WI Area Sch Dist Ser A Rfdg (FSA
           Insd)....................................   5.000     04/01/18        1,101,416
  1,000    Green Bay, WI Area Pub Sch Dist Rfdg (FSA
           Insd)....................................   4.500     04/01/12        1,084,040
  1,200    Kettle Moraine Sch Dist WI Ser C Rfdg
           (FSA Insd) (a)...........................   4.000     04/01/13        1,238,832
  1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
           (FGIC Insd)..............................   5.500     04/01/17        1,687,677
  1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
           (FGIC Insd)..............................   5.500     04/01/19        1,808,441
  1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)......   5.400     12/01/16        1,513,607
  1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)......   5.500     12/01/18        1,662,105
  1,270    Racine, WI Wtrwks Rev Sys Mtg (MBIA
           Insd)....................................   5.250     09/01/14        1,417,841
  1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA
           Insd)....................................   5.250     09/01/16        1,542,802
  3,950    Two Rivers, WI Pub Sch Dist Rfdg
           (Prerefunded @ 03/01/10) (FSA Insd)......   6.000     03/01/18        4,702,475
  3,920    University of Wisconsin Hosp & Clinics
           Auth Rev (FSA Insd)......................   6.200     04/01/29        4,518,506
                                                                            --------------
                                                                                23,607,369
                                                                            --------------
           WYOMING  0.2%
  2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
           (AMBAC Insd).............................   6.700     05/01/12        2,048,280
                                                                            --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                COUPON     MATURITY       VALUE
           PUERTO RICO  0.2%
$ 3,000    Puerto Rico Indl Tourist Ed Med &
           Environmental Ctl Fac Hosp Aux (MBIA
           Insd)....................................   6.250%    07/01/16   $    3,327,180
                                                                            --------------

TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $1,172,296,268)..................................................    1,294,503,965


SHORT-TERM INVESTMENTS  3.4%
  (Cost $46,215,000).....................................................       46,215,000
                                                                            --------------

TOTAL INVESTMENTS  99.0%
  (Cost $1,218,511,268)..................................................    1,340,718,965

OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%..............................       12,876,606
                                                                            --------------

NET ASSETS  100.0%.......................................................   $1,353,595,571
                                                                            ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $1,218,511,268).....................  $1,340,718,965
Cash........................................................       6,069,488
Receivables:
  Investments Sold..........................................      35,854,564
  Interest..................................................      17,024,523
  Fund Shares Sold..........................................       1,228,279
Other.......................................................         203,254
                                                              --------------
    Total Assets............................................   1,401,099,073
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      42,872,060
  Fund Shares Repurchased...................................       1,734,293
  Income Distributions......................................       1,146,398
  Distributor and Affiliates................................         654,752
  Investment Advisory Fee...................................         529,630
Accrued Expenses............................................         302,169
Trustees' Deferred Compensation and Retirement Plans........         264,200
                                                              --------------
    Total Liabilities.......................................      47,503,502
                                                              --------------
NET ASSETS..................................................  $1,353,595,571
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,220,603,010
Net Unrealized Appreciation.................................     122,207,697
Accumulated Net Realized Gain...............................      10,641,497
Accumulated Undistributed Net Investment Income.............         143,367
                                                              --------------
NET ASSETS..................................................  $1,353,595,571
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,244,330,241 and 63,316,112 shares of
    beneficial interest issued and outstanding).............  $        19.65
    Maximum sales charge (4.75%* of offering price).........             .98
                                                              --------------
    Maximum offering price to public........................  $        20.63
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $87,173,425 and 4,440,798 shares of
    beneficial interest issued and outstanding).............  $        19.63
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $22,091,905 and 1,126,052 shares of
    beneficial interest issued and outstanding).............  $        19.62
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $ 62,382,045
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     6,111,820
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,741,555, $522,919 and $139,182,
  respectively).............................................     3,403,656
Shareholder Services........................................       780,889
Custody.....................................................        99,849
Legal.......................................................        72,055
Trustees' Fees and Related Expenses.........................        28,808
Other.......................................................       501,831
                                                              ------------
    Total Expenses..........................................    10,998,908
    Less Credits Earned on Cash Balances....................        37,719
                                                              ------------
    Net Expenses............................................    10,961,189
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 51,420,856
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 13,448,439
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    71,891,443
  End of the Period.........................................   122,207,697
                                                              ------------
Net Unrealized Appreciation During the Period...............    50,316,254
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 63,764,693
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $115,185,549
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                      YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                                                  ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $   51,420,856       $   52,656,337
Net Realized Gain................................       13,448,439           28,347,885
Net Unrealized Appreciation During the Period....       50,316,254           32,333,957
                                                    --------------       --------------
Change in Net Assets from Operations.............      115,185,549          113,338,179
                                                    --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................      (49,103,481)         (52,689,287)
  Class B Shares.................................       (1,848,687)          (1,795,935)
  Class C Shares.................................         (491,695)            (303,030)
                                                    --------------       --------------
                                                       (51,443,863)         (54,788,252)
                                                    --------------       --------------
Distributions from Net Realized Gain:
  Class A Shares.................................      (26,330,149)                 -0-
  Class B Shares.................................       (1,162,430)                 -0-
  Class C Shares.................................         (298,526)                 -0-
                                                    --------------       --------------
                                                       (27,791,105)                 -0-
                                                    --------------       --------------
Total Distributions..............................      (79,234,968)         (54,788,252)
                                                    --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       35,950,581           58,549,927
                                                    --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      278,755,452          118,855,941
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       60,225,964           39,363,000
Cost of Shares Repurchased.......................     (211,381,640)        (161,702,324)
                                                    --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      127,599,776           (3,483,383)
                                                    --------------       --------------
TOTAL INCREASE IN NET ASSETS.....................      163,550,357           55,066,544
NET ASSETS:
Beginning of the Period..........................    1,190,045,214        1,134,978,670
                                                    --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $143,367
  and ($471,954), respectively)..................   $1,353,595,571       $1,190,045,214
                                                    ==============       ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,                ENDED          ENDED
CLASS A SHARES               -----------------------------------------   SEPTEMBER 30,   DECEMBER 31,
                             2002 (a)     2001       2000       1999         1998            1997
                             ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD.............  $  19.22   $  18.27   $  18.08   $  19.96     $  19.63        $  19.24
                             --------   --------   --------   --------     --------        --------
 Net Investment Income.....       .81        .86        .91        .91          .71             .97
 Net Realized and
   Unrealized Gain/Loss....       .87        .98        .17      (1.64)         .37             .55
                             --------   --------   --------   --------     --------        --------
Total from Investment
 Operations................      1.68       1.84       1.08       (.73)        1.08            1.52
                             --------   --------   --------   --------     --------        --------
Less:
 Distributions from Net
   Investment Income.......       .81        .89        .88        .92          .72             .97
 Distributions from Net
   Realized Gain...........       .44        -0-        .01        .23          .03             .16
                             --------   --------   --------   --------     --------        --------
Total Distributions........      1.25        .89        .89       1.15          .75            1.13
                             --------   --------   --------   --------     --------        --------
NET ASSET VALUE, END OF THE
 PERIOD....................  $  19.65   $  19.22   $  18.27   $  18.08     $  19.96        $  19.63
                             ========   ========   ========   ========     ========        ========

Total Return (b)...........     9.28%     10.28%      6.13%     -3.80%        5.61%*          8.19%
Net Assets at End of the
 Period (In millions)......  $1,244.3   $1,129.6   $1,086.6   $1,178.3     $1,353.9        $1,283.5
Ratio of Expenses to
 Average Net Assets........      .87%       .90%       .90%       .92%         .90%            .92%
Ratio of Net Investment
 Income to Average Net
 Assets....................     4.30%      4.55%      5.10%      4.77%        4.85%           5.07%
Portfolio Turnover.........       54%        80%        69%        92%          62%*            82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     NINE MONTHS        YEAR
                                   YEAR ENDED SEPTEMBER 30,             ENDED          ENDED
CLASS B SHARES                -----------------------------------   SEPTEMBER 30,   DECEMBER 31,
                              2002 (a)    2001     2000     1999        1998            1997
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $19.20    $18.26   $18.08   $19.96      $19.63          $19.24
                               ------    ------   ------   ------      ------          ------
  Net Investment Income.....      .66       .70      .78      .76         .60             .82
  Net Realized and
    Unrealized Gain/Loss....      .88       .99      .15    (1.64)        .37             .55
                               ------    ------   ------   ------      ------          ------
Total from Investment
  Operations................     1.54      1.69      .93     (.88)        .97            1.37
                               ------    ------   ------   ------      ------          ------
Less:
  Distributions from Net
    Investment Income.......      .67       .75      .74      .77         .61             .82
  Distributions from Net
    Realized Gain...........      .44       -0-      .01      .23         .03             .16
                               ------    ------   ------   ------      ------          ------
Total Distributions.........     1.11       .75      .75     1.00         .64             .98
                               ------    ------   ------   ------      ------          ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $19.63    $19.20   $18.26   $18.08      $19.96          $19.63
                               ======    ======   ======   ======      ======          ======

Total Return (b)............    8.47%     9.42%    5.25%   -4.60%       5.07%*          7.36%
Net Assets at End of the
  Period (In millions)......   $ 87.2    $ 49.2   $ 43.0   $ 56.8      $ 71.9          $ 70.1
Ratio of Expenses to Average
  Net Assets................    1.63%     1.69%    1.68%    1.68%       1.66%           1.69%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.53%     3.76%    4.34%    3.99%       4.08%           4.29%
Portfolio Turnover..........      54%       80%      69%      92%         62%*            82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                     NINE MONTHS        YEAR
                                   YEAR ENDED SEPTEMBER 30,             ENDED          ENDED
CLASS C SHARES                -----------------------------------   SEPTEMBER 30,   DECEMBER 31,
                              2002 (a)    2001     2000     1999        1998            1997
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $19.19    $18.25   $18.08   $19.95      $19.63          $19.24
                               ------    ------   ------   ------      ------          ------
  Net Investment Income.....      .67       .69      .79      .76         .60             .82
  Net Realized and
    Unrealized Gain/Loss....      .87      1.00      .13    (1.63)        .37             .55
                               ------    ------   ------   ------      ------          ------
Total from Investment
  Operations................     1.54      1.69      .92     (.87)        .97            1.37
                               ------    ------   ------   ------      ------          ------
Less:
  Distributions from Net
    Investment Income.......      .67       .75      .74      .77         .61             .82
  Distributions from Net
    Realized Gain...........      .44       -0-      .01      .23         .04             .16
                               ------    ------   ------   ------      ------          ------
Total Distributions.........     1.11       .75      .75     1.00         .65             .98
                               ------    ------   ------   ------      ------          ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $19.62    $19.19   $18.25   $18.08      $19.95          $19.63
                               ======    ======   ======   ======      ======          ======

Total Return (b)............    8.48%     9.42%    5.19%   -4.55%       5.02%*          7.36%
Net Assets at End of the
  Period (In millions)......   $ 22.1    $ 11.2   $  5.4   $  8.3      $  6.8          $  5.6
Ratio of Expenses to Average
  Net Assets................    1.63%     1.65%    1.68%    1.68%       1.66%           1.69%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.53%     3.80%    4.35%    3.99%       4.06%           4.29%
Portfolio Turnover..........      54%       80%      69%      92%         62%*            82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $24,049,604 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $753,086 increase in cost of securities and a corresponding $753,086 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $377,952; decrease net unrealized appreciation by $234,691, and decrease net realized gains by $143,261. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $1,132,699, which will expire between September 30, 2007 and September 30, 2008.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $1,217,528,453
                                                                ==============
Gross tax unrealized appreciation...........................    $  123,208,403
Gross tax unrealized depreciation...........................           (17,891)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  123,190,512
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary Income...........................................  $14,184,819    $175,289
  Long-term capital gain....................................   13,744,102         -0-
                                                              -----------    --------
                                                              $27,928,921    $175,289
                                                              ===========    ========

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $4,667,883
Undistributed long-term capital gain........................     7,346,101

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $37,719 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      .525%
Next $500 million...........................................      .500%
Next $500 million...........................................      .475%
Over $1.5 billion...........................................      .450%

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $36,800 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Advisor allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $129,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $622,800, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $181,006 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $1,115,955,023, $83,001,975 and
$21,646,012 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   11,854,715    $ 222,434,143
  Class B...............................................    2,417,973       43,950,889
  Class C...............................................      666,929       12,370,420
                                                          -----------    -------------
Total Sales.............................................   14,939,617    $ 278,755,452
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    3,087,862    $  57,682,494
  Class B...............................................      108,130        2,016,147
  Class C...............................................       28,266          527,323
                                                          -----------    -------------
Total Dividend Reinvestment.............................    3,224,258    $  60,225,964
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,413,420)   $(196,238,859)
  Class B...............................................     (645,598)     (12,219,836)
  Class C...............................................     (155,217)      (2,922,945)
                                                          -----------    -------------
Total Repurchases.......................................  (11,214,235)   $(211,381,640)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $1,030,723,516, $49,192,760 and
$11,654,744 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,044,693    $  95,170,346
  Class B................................................     909,860       17,262,583
  Class C................................................     339,430        6,423,012
                                                           ----------    -------------
Total Sales..............................................   6,293,983    $ 118,855,941
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,015,361    $  38,165,436
  Class B................................................      53,346        1,009,926
  Class C................................................       9,902          187,638
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,078,609    $  39,363,000
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,741,602)   $(146,276,228)
  Class B................................................    (758,254)     (14,306,069)
  Class C................................................     (59,426)      (1,120,027)
                                                           ----------    -------------
Total Repurchases........................................  (8,559,282)   $(161,702,324)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 129,662 and 404,147 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   4.00%              1.00%
Second...................................................   3.75%               None
Third....................................................   3.50%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth....................................................   1.00%               None
Seventh and Thereafter...................................    None               None

    For the year ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $169,600 and CDSC on redeemed shares of approximately $122,100. Sales charges do not represent expenses of the Fund.

    On September 13, 2002, the Fund acquired all of the assets and liabilities of the Van Kampen Florida Insured Tax Free Income Fund (the "VKFITFI Fund") through a tax free reorganization approved by VKFITFI Fund shareholders on August 28, 2002. The Fund issued 2,203,153, 1,707,524 and 243,096 shares of
Classes A, B and C valued at $42,873,349, $33,194,271 and $4,723,361, respectively, in exchange for VKFITFI Fund's net assets. The shares of VKFITFI Fund were converted into Fund shares at a ratio 1.215 to 1, 1.212 to 1 and 1.209 to 1 for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $1,317,456 which is included in accumulated net realized gain/loss. Also included in these net assets was a deferred compensation balance of $114,758 which is included in accumulated undistributed net investment income. Net unrealized appreciation of VKFITFI Fund as of September 13, 2002 was $6,342,242. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended September 30, 2002. Combined net assets on the day of reorganization were $1,338,185,210.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $725,634,234 and $633,957,605, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $715,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $73,700.

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

     Van Kampen Intermediate Term Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of municipal securities that are rated investment grade at the time of purchase, and by seeking to maintain a dollar-weighted average portfolio life of three to ten years.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-23
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-26
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-15



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.

                                                           INF SAI 1/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1993 under the name Van Kampen Merritt Limited Term Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust on July 31, 1995 under the name Van Kampen American Capital Limited Term Municipal Income Fund and was renamed Van Kampen American Capital Intermediate Term Municipal Income Fund on January 26, 1996. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                            PERCENTAGE
                      NAME AND ADDRESS                          CLASS      OWNERSHIP AT
                         OF HOLDER                            OF SHARES   JANUARY 8, 2003
------------------------------------------------------------  ---------   ---------------
Edward Jones & Co. .........................................      A           25.12%
  ATTN: Mutual Fund Shareholder Accounting                        C            6.04%
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
Morgan Stanley DW Inc.......................................      B            9.48%
  825 Third Ave.                                                  C            5.19%
  New York, NY 10022
MLPF&S For the Sole Benefit of Its Customers................      A            7.14%
  ATTN: Fund Administration 97FU1
  4800 Deer Lake Dr. E 2nd Fl
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................      B           20.25%
  ATTN: Fund Administration 97FU2
  4800 Deer Lake Dr. E. 2nd Fl
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................      C           22.71%
  Attn: Fund Administration 97FY8
  4800 Deer Lake Drive E. 2nd FL
  Jacksonville, FL 32246-6484
Smith Barney House Account 00109801250......................      B            7.99%
  Attn: Cindy Tempesta, 7th Fl                                    C           12.32%
  333 W. 34th St
  New York, NY 10001-2483
A.G. Edwards & Sons Inc.....................................      C            5.61%
  FBO Carol J. Graeff Exec.
  FBO Est
  1 N. Jefferson Ave
  St. Louis, MO 63103-2287

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund generally expects to be invested in municipal securities with a weighted-average portfolio life of three to ten years. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

     4. Make loans of money or property, except to the extent the obligations the Fund may invest in are considered to be loans and except to the extent that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

     5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contract or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.


     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.



                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614

Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     President,     See +     President and Chief Executive Officer of the         55
1221 Avenue of the          Chief          below;    funds in the Fund Complex since November 2002.
Americas                    Executive    President   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Officer and  and Chief   Complex since 1999. President and Chief
                            Trustee      Executive   Operating Officer of Morgan Stanley Investment
                                          Officer    Management since December 1998. President and
                                         since 2002  Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------


+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.


------------------------------------


++ See Table E below.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                             OPEN-END FUND COMPLEX
                                                       ------------------------------------------------------------------
                                                                                     AGGREGATE
                                                            AGGREGATE            ESTIMATED MAXIMUM             TOTAL
                                                           PENSION OR           ANNUAL BENEFITS FROM       COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS       THE OPEN-END FUND        BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF           COMPLEX UPON           FROM OPEN-END
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)             RETIREMENT(4)          FUND COMPLEX(5)
       -------             ----------------------      -------------------      --------------------      ---------------
J. Miles Branagan                  $9,355                    $64,907                  $60,000                $107,000
Jerry D. Choate                     9,355                     24,774                   60,000                 107,000
Linda Hutton Heagy                  9,355                      6,858                   60,000                 107,000
R. Craig Kennedy                    9,355                      4,617                   60,000                 107,000
Jack E. Nelson                      9,355                     33,020                   60,000                 107,000
Wayne W. Whalen                     9,355                     22,198                   60,000                 107,000
Suzanne H. Woolsey                  9,355                     15,533                   60,000                 107,000


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.


                                    TABLE A


           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES





                                                                                             TRUSTEE
                                                       FISCAL    ----------------------------------------------------------------
                      FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN   WOOLSEY
                      ---------                       --------   --------   ------   -----    -------   ------   ------   -------
  California Insured Tax Free Fund...................   9/30      $1,257    $1,257   $1,257   $1,257    $1,257   $1,257   $1,257
  Insured Tax Free Income Fund.......................   9/30       2,271     2,271    2,271    2,271     2,271   2,271     2,271
  Intermediate Term Municipal Income Fund............   9/30       1,065     1,065    1,065    1,065     1,065   1,065     1,065
  Municipal Income Fund..............................   9/30       1,814     1,814    1,814    1,814     1,814   1,814     1,814
  New York Tax Free Income Fund......................   9/30       1,094     1,094    1,094    1,094     1,094   1,094     1,094
  Strategic Municipal Income Fund....................   9/30       1,854     1,854    1,854    1,854     1,854   1,854     1,854
                                                                  ------    ------   ------   ------    ------   ------   ------
    Trust Total......................................             $9,355    $9,355   $9,355   $9,355    $9,355   $9,355   $9,355
                                                                  ======    ======   ======   ======    ======   ======   ======


                                    TABLE B


      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES





                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
    Trust Total.............................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======


                                    TABLE C


      2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST

                                AND EACH SERIES



                                                                           TRUSTEES                             FORMER TRUSTEES
                                        FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------                --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...    9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438        0
  Insured Tax Free Income Fund.......    9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................    9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............    9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996   $5,813
  New York Tax Free Income Fund......    9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....    9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                  -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................             $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======   ========   =======   =======   ======

                                             FORMER TRUSTEES
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                                     TRUSTEE
                                                 --------------------------------------------------------------------------------
FUND NAME                                        BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                        --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund..............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund..................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.......   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.........................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund.................   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund...............   1995      1999    1995     1993     1999     1985     1999     1985     1999

                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000



     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.



     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES



                                                                                        TRUSTEE
                                                         ----------------------------------------------------------------------
                                                          BRANAGAN      CHOATE      HEAGY       KENNEDY     NELSON    WOOLSEY
                                                          --------      ------      -----       -------     ------    -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund.......................     none         none        none         none      none        none
Insured Tax Free Income Fund...........................     over         none        none      $1-$10,000   none        none
                                                          $100,000
Intermediate Term Municipal Income Fund................  $1-$10,000      none        none      $1-$10,000   none        none
Municipal Income Fund..................................     over         none     $1-$10,000   $1-$10,000   none        none
                                                          $100,000
New York Tax Free Income Fund..........................     none         none        none         none      none        none
Strategic Municipal Income Fund........................  $1-$10,000      none        none      $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX.........................     over       $10,001-    $10,001-       over      none     $1-$10,000
                                                          $100,000     $50,000     $50,000      $100,000



INTERESTED TRUSTEES



                                                                                 TRUSTEE
                                                              ---------------------------------------------
                                                                  MERIN          POWERS          WHALEN
                                                                  -----          ------          ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund............................      none            none            none
Insured Tax Free Income Fund................................      none            none         $1-$10,000
Intermediate Term Municipal Income Fund.....................      none            none            none
Municipal Income Fund.......................................      none            none         $1-$10,000
New York Tax Free Income Fund...............................      none            none            none
Strategic Municipal Income Fund.............................      none            none         $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................  over $100,000   over $100,000   over $100,000



     As of January 8, 2003 the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but it is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.



                                                                    FISCAL YEAR ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                       ADVISORY FEES                            2002       2001       2000
                       -------------                          --------   --------   --------
Adviser received the approximate advisory fee net of fee
  waivers...................................................  $325,700   $222,800   $211,500
Adviser waived the approximate advisory fee from the Fund...  $185,200   $205,400   $      0

                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $22,100, $22,100 and $26,000, respectively in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $11,800, $22,700 and $13,500, respectively in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................    $182,299         $    0
Fiscal year ended September 30, 2001........................    $ 68,860         $8,529
Fiscal year ended September 30, 2000........................    $ 26,978         $  277

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                  TOTAL SALES CHARGE
                                                             ----------------------------    REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
SIZE OF INVESTMENT                                           OFFERING PRICE    INVESTED     OFFERING PRICE
------------------                                           --------------   -----------   --------------
Less than $25,000..........................................      3.25%           3.36%          3.00%
$25,000 but less than $250,000.............................      2.75%           2.83%          2.50%
$250,000 but less than $500,000............................      1.75%           1.78%          1.50%
$500,000 but less than $1,000,000..........................      1.50%           1.52%          1.25%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other

Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of September 30, 2002, there were approximately $0 and $17,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 0% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $96,847 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $135,581 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $103,303 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $32,278 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $91,779 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $55,196 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $36,583 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................  $    0         $0             $0
  Fiscal year ended September 30, 2001......................  $    0         $0             $0
  Fiscal year ended September 30, 2000......................  $    0         $0             $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%



     During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided the shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided, that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Funds are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if
(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.96%, (ii) the five-year period ended September 30, 2002 was 4.77% and (iii) the approximately nine-year, four-month period from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 5.63%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 4.01%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 3.74%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 6.09%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 66.88%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from May 28, 1993 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 72.56%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.61%, (ii) the five-year period ended September 30, 2002 was 4.70% and (iii) the approximately nine-year, four-month period from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 5.53%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 3.40%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 3.18%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 5.18%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 65.29%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 28, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 65.29%.

CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 6.52%, (ii) the five-year period ended September 30, 2002 was 4.66% and (iii) the eight-year, eleven-month period from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 4.64%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 3.41%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 3.18%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 5.18%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 50.05%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from October 19, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 50.05%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Intermediate Term Municipal Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  91.9%
          ALABAMA  2.2%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
          Insd)........................................ 5.400%   12/01/15   $ 1,390,284
   390    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................ 7.500    12/01/08       443,683
                                                                            -----------
                                                                              1,833,967
                                                                            -----------
          ARIZONA  4.9%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev Christian Care Mesa Inc Proj A........... 7.250    04/01/05       519,610
 1,030    Maricopa Cnty, AZ Sch Dist (FGIC Insd)....... 4.750    07/01/12     1,145,906
 1,355    Maricopa Cnty, AZ Sch Dist (FSA Insd)........ 5.000    07/01/12     1,531,800
   835    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)........................................ 7.250    07/15/10       878,629
                                                                            -----------
                                                                              4,075,945
                                                                            -----------
          ARKANSAS  1.3%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A........ 5.500    08/01/06     1,122,960
                                                                            -----------
          CALIFORNIA  1.8%
   245    California Edl Fac Auth Rev Pacific Grad
          Sch.......................................... 6.950    11/01/07       265,215
 1,000    California St (AMBAC Insd)................... 6.400    09/01/08     1,214,120
                                                                            -----------
                                                                              1,479,335
                                                                            -----------
          COLORADO  1.6%
   240    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Ter Ser A.............................. 6.800    07/01/09       245,429
    27    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser E........................................ 8.125    12/01/24        28,029
 1,000    Denver, CO City & Cnty Arpt Rev Ser A........ 7.400    11/15/04     1,100,490
                                                                            -----------
                                                                              1,373,948
                                                                            -----------
          CONNECTICUT  4.8%
   145    Mashantucket Western Pequot Tribe (Escrowed
          to Maturity) (a)............................. 6.500    09/01/06       169,108
   345    New Haven, CT Indl Fac Rev Adj Govt Ctr
          Thermal Energies............................. 7.250    07/01/09       334,895

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          CONNECTICUT (CONTINUED)
$1,500    New Haven, CT Ser B Rfdg (FGIC Insd)......... 5.250%   11/01/11   $ 1,746,525
 1,500    New Haven, CT Ser B Rfdg (FGIC Insd)......... 5.375    11/01/12     1,770,090
                                                                            -----------
                                                                              4,020,618
                                                                            -----------
          FLORIDA  6.1%
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B-1 (AMBAC Insd)......................... 6.750    08/01/14     1,211,375
   500    Highlands Cnty, FL Hlth Facs Hosp Adventist
          Health....................................... 3.350    11/15/32       507,735
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg........................ 8.125    12/01/07       196,034
   145    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................... 8.125    07/01/06       152,811
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................... 8.625    07/01/20       269,367
 2,000    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
          Insd)........................................ 5.250    08/01/14     2,293,360
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Escrowed to Maturity)............. 7.125    11/01/06       342,225
   120    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev.......................................... 7.250    05/01/03       122,880
                                                                            -----------
                                                                              5,095,787
                                                                            -----------
          GEORGIA  2.3%
 1,390    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized).............................. 6.625    01/01/25     1,491,623
   420    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj.................... 6.000    10/01/08       421,046
                                                                            -----------
                                                                              1,912,669
                                                                            -----------
          ILLINOIS  2.4%
   250    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg.................................... 7.000    01/01/06       257,665
   290    Chicago, IL Tax Increment Alloc Santn Drain &
          Ship Canal Ser A............................. 7.375    01/01/05       296,748
   250    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Redev Ser A.................................. 6.500    12/01/05       272,417
   545    Clay Cnty, IL Hosp Rev....................... 5.500    12/01/10       513,455
   315    Huntley, IL Spl Svc Area No. 7 Spl Tax....... 6.000    03/01/09       339,696
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area......................................... 7.625    02/01/08       319,065
                                                                            -----------
                                                                              1,999,046
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          INDIANA  3.1%
$1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd)................................. 5.500%   01/01/18   $ 1,127,300
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser
          B............................................ 6.000    02/01/12     1,431,192
                                                                            -----------
                                                                              2,558,492
                                                                            -----------
          KANSAS  9.0%
   500    Burlington, KS Envrn Impt Rev................ 4.750    09/01/15       511,160
 1,000    Dodge City, KS Uni Sch Dist No 443 Rfdg (FGIC
          Insd)........................................ 4.100    09/01/16     1,010,960
 2,065    Kansas St Dev Fin Auth Rev Dept of Comm & Hsg
          Impact (MBIA Insd)........................... 5.000    06/01/11     2,326,883
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka......... 5.000    02/01/20     1,063,190
   410    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/10       460,582
   820    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/11       925,755
   860    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/12       963,398
   255    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA
          Insd)........................................ 5.000    05/01/13       283,047
                                                                            -----------
                                                                              7,544,975
                                                                            -----------
          LOUISIANA  1.8%
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (b)......................... 7.200    01/01/06       351,605
 1,065    Louisiana Loc Govt Envir Pkg Facs Garage Proj
          Ser A (AMBAC Insd)........................... 5.000    10/01/12     1,187,890
                                                                            -----------
                                                                              1,539,495
                                                                            -----------
          MASSACHUSETTS  0.5%
   120    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj............................ 7.250    07/01/06       120,019
   345    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (a).............................. 6.200    06/01/08       334,567
                                                                            -----------
                                                                                454,586
                                                                            -----------
          MICHIGAN  0.7%
   365    John Tolfree Hlth Sys Corp MI Mtg Rev........ 5.450    09/15/06       373,943
   250    Michigan St Strategic Fd Ltd Oblig Rev United
          Waste Sys Proj............................... 5.200    04/01/10       249,693
                                                                            -----------
                                                                                623,636
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MINNESOTA  0.8%
$  500    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
          Hsg Rev Affordable Hsg View Pointe Proj...... 6.000%   11/01/09   $   501,395
   190    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj.................................... 7.000    11/01/06       195,398
                                                                            -----------
                                                                                696,793
                                                                            -----------
          MISSOURI  6.1%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)........................................ 7.000    09/01/12     1,647,300
 1,095    Liberty, MO Wtr Rev (MBIA Insd).............. 4.700    10/01/15     1,170,259
 1,000    Macon, MO Ctfs Partn (MBIA Insd)............. 5.250    08/01/17     1,099,470
 1,000    St. Louis, MO Arpt Rev Arpt Dev Prog Ser A
          (MBIA Insd).................................. 5.500    07/01/09     1,149,110
                                                                            -----------
                                                                              5,066,139
                                                                            -----------
          MONTANA  0.7%
   500    Crow Fin Auth, MT Tribal Purp Rev (a)........ 5.400    10/01/07       553,890
                                                                            -----------

          NEW JERSEY  6.3%
   500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
          Marine Terminal A (c) (d) (e)................ 7.375    06/01/07       150,000
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (FGIC Insd)............ 5.750    10/01/30     1,587,376
 1,100    Hudson Cnty, NJ Impt Auth Rev Waterfront Impt
          Weehawken Proj A (FSA Insd).................. 4.500    07/01/10     1,199,418
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)....... 8.000    05/15/04       267,388
   800    New Jersey Hlthcare Fac Fing Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd)........... 7.000    07/01/06       935,192
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.500    02/15/16       510,424
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.600    02/15/17       634,326
                                                                            -----------
                                                                              5,284,124
                                                                            -----------
          NEW YORK  5.2%
   345    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......... 5.875    12/01/09       357,092
 1,000    Metro Transn Auth NY Svc Contract Ser B (MBIA
          Insd)........................................ 5.500    07/01/14     1,190,770
   500    New York City Ser A.......................... 7.000    08/01/07       586,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200%   08/15/05   $ 1,125,390
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20     1,089,670
                                                                            -----------
                                                                              4,349,722
                                                                            -----------
          NORTH CAROLINA  0.9%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D........................................ 6.450    01/01/14       708,983
                                                                            -----------

          OHIO  0.9%
   260    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev-Port Cleveland Bd Fd B................... 6.500    05/15/05       264,698
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj......................................... 6.000    04/01/09       469,765
                                                                            -----------
                                                                                734,463
                                                                            -----------
          OKLAHOMA  1.6%
 1,170    Oklahoma Dev Fin Auth Lease Dept Human Svcs
          Cnty Office (AMBAC Insd)..................... 5.250    02/01/14     1,317,420
    40    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg............................ 5.750    10/01/03        40,724
                                                                            -----------
                                                                              1,358,144
                                                                            -----------
          OREGON  1.9%
 1,445    Deschutes Cnty, OR Rfdg (FSA Insd)........... 4.500    06/01/13     1,563,187
                                                                            -----------

          PENNSYLVANIA  4.4%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg............... 5.300    03/15/03       228,272
   900    Philadelphia, PA Gas Wks Rev Third Ser (FSA
          Insd)........................................ 5.000    08/01/10     1,012,455
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans A (FGIC Insd).......................... 5.500    04/15/16     2,286,300
   140    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A
          (Escrowed to Maturity)....................... 6.100    06/01/03       144,169
                                                                            -----------
                                                                              3,671,196
                                                                            -----------
          RHODE ISLAND  2.2%
 1,835    Rhode Island St Cons Cap Dev Ln Ser A........ 5.000    08/01/12     1,876,049
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          SOUTH CAROLINA  1.4%
$1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser A
          Rfdg (MBIA Insd)............................. 5.000%   04/01/14   $ 1,165,643
                                                                            -----------

          TENNESSEE  5.2%
 1,395    Clarksville, TN Wtr Swr & Gas Rfdg (FSA
          Insd)........................................ 5.000    02/01/13     1,568,022
 1,150    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)........................................   *      06/01/15       674,993
 1,805    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)........................................ 5.750    12/01/11     2,143,708
                                                                            -----------
                                                                              4,386,723
                                                                            -----------
          TEXAS  4.1%
   500    Brazos River Auth TX Pollutn Adj Elec Co Proj
          Ser C Rfdg................................... 5.750    05/01/36       515,305
 1,110    Katy, TX Dev Auth Rev Tax Increment
          Contract..................................... 5.500    05/15/17     1,082,183
 1,500    Matagorda Cnty, TX Nav Dist 1 Reliant Energy
          Inc Ser C Rfdg............................... 5.200    05/01/29     1,486,080
   300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Arpt Proj Ser A............. 7.500    02/01/10       309,837
                                                                            -----------
                                                                              3,393,405
                                                                            -----------
          UTAH  0.3%
   265    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA/VA Gtd)........................... 7.150    07/01/12       279,453
                                                                            -----------

          VIRGINIA  2.2%
   500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A (a)......................... 7.450    01/01/09       501,300
 1,180    Richmond, VA Indl Dev Auth Atmore Corp Proj
          (AMBAC Insd)................................. 5.000    07/15/13     1,335,052
                                                                            -----------
                                                                              1,836,352
                                                                            -----------
          WASHINGTON  3.4%
 1,500    Clark Cnty, WA Sch Dist 114 (FSA Insd)....... 5.500    12/01/15     1,718,385
 1,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
          Insd)........................................ 5.500    01/01/11     1,150,350
                                                                            -----------
                                                                              2,868,735
                                                                            -----------
          WEST VIRGINIA  1.8%
 1,500    West Virginia St Hosp Fin Auth (MBIA Insd)... 6.100    01/01/18     1,534,785
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  91.9%
  (Cost $72,919,084).....................................................    76,963,245
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          SHORT-TERM INVESTMENTS  6.9%
$  375    Farmington, NM Pollutn Ctl Rev AZ Pub Svc Co
          Ser B Rfdg (LOC: Barclays Bank).............. 2.000%   10/01/02   $   375,000
 2,100    Idaho Hlth Fac Auth Rev Saint Lukes Med Ctr
          (Variable Rate Coupon) (FSA Insd)............ 2.000    07/01/30     2,100,000
 1,000    Iowa Fin Auth Rev Burlington Med Ctr
          (Variable Rate Coupon) (FSA Insd)............ 2.150    06/01/27     1,000,000
 1,000    New York St Dorm Auth Rev Pars Mt Sinai NYU
          Hlth Ser B (Variable Rate Coupon)............ 4.000    07/01/22     1,000,000
   300    Orange Cnty, CA Santn Dist Ctfs Partn Rfdg
          (AMBAC Insd)................................. 1.850    08/01/16       300,000
 1,000    Reno, NV Hospital Revenue Variable Insured St
          Marys Regional Med B (MBIA Insd)............. 2.000    05/15/23     1,000,000
                                                                            -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,775,000)......................................................     5,775,000
                                                                            -----------

TOTAL INVESTMENTS  98.8%
  (Cost $78,694,084).....................................................    82,738,245

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..............................     1,010,163
                                                                            -----------

NET ASSETS  100.0%.......................................................   $83,748,408
                                                                            ===========

 *  Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Interest is accruing at less than the stated coupon.

(c) Non-income producing security.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Security is in default.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $78,694,084)........................  $82,738,245
Cash........................................................       45,440
Receivables:
  Interest..................................................    1,081,929
  Fund Shares Sold..........................................      778,759
  Investments Sold..........................................      485,000
Other.......................................................       83,815
                                                              -----------
    Total Assets............................................   85,213,188
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      985,360
  Fund Shares Repurchased...................................      147,358
  Income Distributions......................................       76,506
  Distributor and Affiliates................................       56,967
  Investment Advisory Fee...................................       16,582
Trustees' Deferred Compensation and Retirement Plans........      114,136
Accrued Expenses............................................       67,871
                                                              -----------
    Total Liabilities.......................................    1,464,780
                                                              -----------
NET ASSETS..................................................  $83,748,408
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $79,168,416
Net Unrealized Appreciation.................................    4,044,161
Accumulated Net Realized Gain...............................      393,337
Accumulated Undistributed Net Investment Income.............      142,494
                                                              -----------
NET ASSETS..................................................  $83,748,408
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $53,456,727 and 4,923,789 shares of
    beneficial interest issued and outstanding).............  $     10.86
    Maximum sales charge (3.25%* of offering price).........          .36
                                                              -----------
    Maximum offering price to public........................  $     11.22
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,080,158 and 1,575,999 shares of
    beneficial interest issued and outstanding).............  $     10.84
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,211,523 and 1,220,707 shares of
    beneficial interest issued and outstanding).............  $     10.82
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $3,214,055
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $105,773, $137,852 and $91,737,
  respectively).............................................     335,362
Investment Advisory Fee.....................................     325,733
Accounting Services.........................................      50,600
Shareholder Reports.........................................      45,820
Shareholder Services........................................      39,851
Registration and Filing Fees................................      37,605
Legal.......................................................      19,405
Trustees' Fees and Related Expenses.........................      15,436
Custody.....................................................       8,727
Other.......................................................      34,216
                                                              ----------
    Total Expenses..........................................     912,755
    Investment Advisory Fee Reduction.......................     185,234
    Less Credits Earned on Cash Balances....................       1,467
                                                              ----------
    Net Expenses............................................     726,054
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,488,001
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  536,628
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,541,874
  End of the Period.........................................   4,044,161
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,502,287
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,038,915
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,526,916
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  2,488,001          $ 1,998,122
Net Realized Gain/Loss.........................         536,628             (143,291)
Net Unrealized Appreciation During the
  Period.......................................       2,502,287            1,153,082
                                                   ------------          -----------
Change in Net Assets from Operations...........       5,526,916            3,007,913
                                                   ------------          -----------

Distributions from Net Investment Income:
  Class A Shares...............................      (1,693,416)          (1,128,206)
  Class B Shares...............................        (453,963)            (337,769)
  Class C Shares...............................        (301,977)            (262,129)
                                                   ------------          -----------
                                                     (2,449,356)          (1,728,104)
                                                   ------------          -----------

Distributions from Net Realized Gain:
  Class A Shares...............................             -0-              (15,445)
  Class B Shares...............................             -0-               (6,277)
  Class C Shares...............................             -0-               (5,254)
                                                   ------------          -----------
                                                            -0-              (26,976)
                                                   ------------          -----------
Total Distributions............................      (2,449,356)          (1,755,080)
                                                   ------------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,077,560            1,252,833
                                                   ------------          -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      53,848,977           18,809,532
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,662,317            1,094,529
Cost of Shares Repurchased.....................     (23,625,199)         (13,937,914)
                                                   ------------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      31,886,095            5,966,147
                                                   ------------          -----------
TOTAL INCREASE IN NET ASSETS...................      34,963,655            7,218,980
NET ASSETS:
Beginning of the Period........................      48,784,753           41,565,773
                                                   ------------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $142,494 and $89,086, respectively)..........    $ 83,748,408          $48,784,753
                                                   ============          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NINE
                                                                          MONTHS
                                        YEAR ENDED SEPTEMBER 30,           ENDED      YEAR ENDED
CLASS A SHARES                     -----------------------------------   SEPT. 30,   DECEMBER 31,
                                   2002 (b)    2001     2000     1999      1998          1997
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $10.42    $10.14   $10.22   $10.73    $10.54        $10.21
                                    ------    ------   ------   ------    ------        ------
  Net Investment Income..........      .42       .49      .46      .47       .36           .48
  Net Realized and Unrealized
    Gain/Loss....................      .44       .23     (.05)    (.48)      .20           .32
                                    ------    ------   ------   ------    ------        ------
Total from Investment
  Operations.....................      .86       .72      .41     (.01)      .56           .80
                                    ------    ------   ------   ------    ------        ------
Less:
  Distributions from Net
    Investment Income............      .42       .43      .49      .50       .37           .47
  Distributions from Net Realized
    Gain.........................      -0-       .01      -0-      -0-       -0-           -0-
                                    ------    ------   ------   ------    ------        ------
Total Distributions..............      .42       .44      .49      .50       .37           .47
                                    ------    ------   ------   ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $10.86    $10.42   $10.14   $10.22    $10.73        $10.54
                                    ======    ======   ======   ======    ======        ======

Total Return* (a)................    8.48%     7.19%    4.13%   -0.10%     5.36%**       8.08%
Net Assets at End of the Period
  (In millions)..................   $ 53.5    $ 29.1   $ 26.6   $ 29.5    $ 20.6        $ 12.9
Ratio of Expenses to Average Net
  Assets*........................     .85%      .77%    1.44%    1.28%     1.30%         1.52%
Ratio of Net Investment Income to
  Average Net Assets*............    4.08%     4.78%    4.65%    4.49%     4.61%         4.67%
Portfolio Turnover...............      75%      106%      85%      65%       15%**         37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................    1.14%     1.23%      N/A      N/A       N/A         1.67%
Ratio of Net Investment Income to
  Average Net Assets.............    3.79%     4.32%      N/A      N/A       N/A         4.52%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NINE
                                                                          MONTHS
                                        YEAR ENDED SEPTEMBER 30,           ENDED      YEAR ENDED
CLASS B SHARES                     -----------------------------------   SEPT. 30,   DECEMBER 31,
                                   2002 (b)    2001     2000     1999      1998          1997
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $10.41    $10.13   $10.20   $10.71    $10.52        $10.21
                                    ------    ------   ------   ------    ------        ------
  Net Investment Income..........      .35       .42      .38      .39       .31           .40
  Net Realized and Unrealized
    Gain/Loss....................      .42       .22     (.04)    (.47)      .19           .32
                                    ------    ------   ------   ------    ------        ------
Total from Investment
  Operations.....................      .77       .64      .34     (.08)      .50           .72
                                    ------    ------   ------   ------    ------        ------
Less:
  Distributions from Net
    Investment Income............      .34       .35      .41      .43       .31           .41
  Distributions from Net Realized
    Gain.........................      -0-       .01      -0-      -0-       -0-           -0-
                                    ------    ------   ------   ------    ------        ------
Total Distributions..............      .34       .36      .41      .43       .31           .41
                                    ------    ------   ------   ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $10.84    $10.41   $10.13   $10.20    $10.71        $10.52
                                    ======    ======   ======   ======    ======        ======

Total Return* (a)................    7.61%     6.42%    3.46%   -0.81%     4.74%**       7.23%
Net Assets at End of the Period
  (In millions)..................   $ 17.1    $ 11.1   $  8.6   $ 10.4    $ 15.2        $ 16.4
Ratio of Expenses to Average Net
  Assets*........................    1.60%     1.52%    2.20%    1.97%     2.06%         2.28%
Ratio of Net Investment Income to
  Average Net Assets*............    3.34%     4.02%    3.90%    3.80%     3.90%         3.91%
Portfolio Turnover...............      75%      106%      85%      65%       15%**         37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................    1.89%     1.98%      N/A      N/A       N/A         2.42%
Ratio of Net Investment Income to
  Average Net Assets.............    3.05%     3.56%      N/A      N/A       N/A         3.77%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           NINE
                                                                          MONTHS
                                        YEAR ENDED SEPTEMBER 30,           ENDED      YEAR ENDED
CLASS C SHARES                     -----------------------------------   SEPT. 30,   DECEMBER 31,
                                   2002 (b)    2001     2000     1999      1998          1997
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $10.40    $10.12   $10.20   $10.71    $10.52        $10.20
                                    ------    ------   ------   ------    ------        ------
  Net Investment Income..........      .34       .42      .39      .40       .31           .40
  Net Realized and Unrealized
    Gain/Loss....................      .42       .22     (.06)    (.48)      .19           .32
                                    ------    ------   ------   ------    ------        ------
Total from Investment
  Operations.....................      .76       .64      .33     (.08)      .50           .72
                                    ------    ------   ------   ------    ------        ------
Less:
  Distributions from Net
    Investment Income............      .34       .35      .41      .43       .31           .40
  Distributions from Net Realized
    Gain.........................      -0-       .01      -0-      -0-       -0-           -0-
                                    ------    ------   ------   ------    ------        ------
Total Distributions..............      .34       .36      .41      .43       .31           .40
                                    ------    ------   ------   ------    ------        ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $10.82    $10.40   $10.12   $10.20    $10.71        $10.52
                                    ======    ======   ======   ======    ======        ======

Total Return* (a)................    7.52%     6.42%    3.36%    0.81%     4.74%**       7.23%
Net Assets at End of the Period
  (In millions)..................   $ 13.2    $  8.6   $  6.4   $  5.6    $  3.3        $  3.1
Ratio of Expenses to Average Net
  Assets*........................    1.60%     1.52%    2.20%    2.02%     2.06%         2.29%
Ratio of Net Investment Income to
  Average Net Assets*............    3.33%     4.02%    3.90%    3.75%     3.89%         3.88%
Portfolio Turnover...............      75%      106%      85%      65%       15%**         37%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.........................    1.89%     1.98%      N/A      N/A       N/A         2.43%
Ratio of Net Investment Income to
  Average Net Assets.............    3.04%     3.56%      N/A      N/A       N/A         3.74%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, there were no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,763 increase in cost of securities and a corresponding $14,763 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $8,484; increase net unrealized appreciation by $5,648, and decrease net realized gains by $14,132. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $78,684,969
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,643,271
Gross tax unrealized depreciation...........................       (589,995)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,053,276
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                               2002      2001
Distributions paid from:
  Ordinary income...........................................  $2,452    $27,492

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $327,449
Undistributed long-term capital gain........................    $ 93,454

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $1,467 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2002, the Adviser voluntarily waived $185,234 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $33,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

"Accounting Services" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $27,200, representing shareholder servicing fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $81,740 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $51,119,439, $15,767,392 and $12,281,585 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   3,495,876    $ 36,550,416
  Class B.................................................     861,798       9,041,768
  Class C.................................................     787,431       8,256,793
                                                            ----------    ------------
Total Sales...............................................   5,145,105    $ 53,848,977
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     118,435    $  1,241,803
  Class B.................................................      23,048         241,192
  Class C.................................................      17,157         179,322
                                                            ----------    ------------
Total Dividend Reinvestment...............................     158,640    $  1,662,317
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,482,136)   $(15,423,840)
  Class B.................................................    (379,038)     (3,970,421)
  Class C.................................................    (406,444)     (4,230,938)
                                                            ----------    ------------
Total Repurchases.........................................  (2,267,618)   $(23,625,199)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $28,751,060, $10,454,853 and $8,076,408 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     838,262    $  8,602,768
  Class B.................................................     559,594       5,708,138
  Class C.................................................     443,910       4,498,626
                                                            ----------    ------------
Total Sales...............................................   1,841,766    $ 18,809,532
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      74,442    $    761,988
  Class B.................................................      16,598         169,628
  Class C.................................................      15,963         162,913
                                                            ----------    ------------
Total Dividend Reinvestment...............................     107,003    $  1,094,529
                                                            ==========    ============
Repurchases:
  Class A.................................................    (740,702)   $ (7,561,207)
  Class B.................................................    (357,879)     (3,657,086)
  Class C.................................................    (265,685)     (2,719,621)
                                                            ----------    ------------
Total Repurchases.........................................  (1,364,266)   $(13,937,914)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 27,888 and 64,610 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,100 and CDSC on redeemed shares of approximately $47,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $70,003,043 and $45,900,168 respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $159,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $9,300.

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN MUNICIPAL INCOME FUND

  Van Kampen Municipal Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of investment grade municipal securities.

  The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-6
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-22
Other Agreements............................................   B-23
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-27
Portfolio Transactions and Brokerage Allocation.............   B-27
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-23



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.




                                                           MIF SAI 1/03

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1985 under the name Van Kampen Merritt Municipal Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Municipal Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



  The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                      NAME AND ADDRESS                          CLASS     PERCENTAGE
                         OF HOLDER                            OF SHARES   OWNERSHIP
------------------------------------------------------------  ---------   ----------
Edward Jones & Co. .........................................      A         18.60%
  Attn: Mutual Fund Shareholder Accounting                        B          8.11%
  201 Progress Pkwy                                               C          5.49%
  Maryland Hts, MO 63043-3009
MLPF&S For the Sole Benefit of its Customers ...............      B          5.30%
  Attn: Fund Administration 97FT9                                 C         10.69%
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc. .....................................      B          7.69%
  825 Third Ave.                                                  C          5.82%
  New York, NY 10022
Smith Barney House Account..................................      B          5.47%
  00109801250                                                     C          8.83%
  Attn: Cindy Tempesta, 7th Fl.
  333 W. 34th St.
  New York, NY 10001-2483


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate municipal securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS


  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to seek to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

  The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or an option on a futures contracts (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and on borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current market value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging or risk management transactions in accordance with the requirements of the SEC and the CFTC.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

  10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS



  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     President,     See +     President and Chief Executive Officer of the         55
1221 Avenue of the          Chief          below;    funds in the Fund Complex since November 2002.
Americas                    Executive    President   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Officer and  and Chief   Complex since 1999. President and Chief
                            Trustee      Executive   Operating Officer of Morgan Stanley Investment
                                          Officer    Management since December 1998. President and
                                         since 2002  Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------


+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.


------------------------------------


++ See Table E below.



  As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                              OPEN-END FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                                                      AGGREGATE
                                                            AGGREGATE             ESTIMATED MAXIMUM             TOTAL
                                                           PENSION OR              ANNUAL BENEFITS          COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS        FROM THE OPEN-END        BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF           FUND COMPLEX            FROM OPEN-END
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)        FUND COMPLEX(5)
       -------             ----------------------      -------------------       ------------------        ---------------
J. Miles Branagan                  $9,355                    $64,907                   $60,000                $107,000
Jerry D. Choate                     9,355                     24,774                    60,000                 107,000
Linda Hutton Heagy                  9,355                      6,858                    60,000                 107,000
R. Craig Kennedy                    9,355                      4,617                    60,000                 107,000
Jack E. Nelson                      9,355                     33,020                    60,000                 107,000
Wayne W. Whalen                     9,355                     22,198                    60,000                 107,000
Suzanne H. Woolsey                  9,355                     15,533                    60,000                 107,000


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.





                                    TABLE A



           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                             TRUSTEE
                                                       FISCAL    ----------------------------------------------------------------
                      FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN   WOOLSEY
                      ---------                       --------   --------   ------   -----    -------   ------   ------   -------
  California Insured Tax Free Fund...................   9/30      $1,257    $1,257   $1,257   $1,257    $1,257   $1,257   $1,257
  Insured Tax Free Income Fund.......................   9/30       2,271     2,271    2,271    2,271     2,271   2,271     2,271
  Intermediate Term Municipal Income Fund............   9/30       1,065     1,065    1,065    1,065     1,065   1,065     1,065
  Municipal Income Fund..............................   9/30       1,814     1,814    1,814    1,814     1,814   1,814     1,814
  New York Tax Free Income Fund......................   9/30       1,094     1,094    1,094    1,094     1,094   1,094     1,094
  Strategic Municipal Income Fund....................   9/30       1,854     1,854    1,854    1,854     1,854   1,854     1,854
                                                                  ------    ------   ------   ------    ------   ------   ------
    Trust Total......................................             $9,355    $9,355   $9,355   $9,355    $9,355   $9,355   $9,355
                                                                  ======    ======   ======   ======    ======   ======   ======



                                    TABLE B



      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
    Trust Total.............................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======



                                    TABLE C



      2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                                AND EACH SERIES


                                                                           TRUSTEES                             FORMER TRUSTEES
                                        FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------                --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...    9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438        0
  Insured Tax Free Income Fund.......    9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................    9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............    9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996   $5,813
  New York Tax Free Income Fund......    9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....    9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                  -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................             $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======   ========   =======   =======   ======

                                             FORMER TRUSTEES
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                   TRUSTEE
                                               --------------------------------------------------------------------------------
FUND NAME                                      BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                      --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.....   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.......................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund...............   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund.............   1995      1999    1995     1993     1999     1985     1999     1985     1999

                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                       OFFICER
                                                             ------------------------------------------------------------
FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000



  During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



  The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and
R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



  The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.



  The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

  In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES



                                                                                 TRUSTEE
                                         ----------------------------------------------------------------------------------------
                                           BRANAGAN          CHOATE             HEAGY            KENNEDY      NELSON    WOOLSEY
                                           --------          ------             -----            -------      ------    -------
DOLLAR RANGE OF EQUITY SECURITIES IN
  THE TRUST............................
California Insured Tax Free Fund.......      none             none               none             none        none        none
Insured Tax Free Income Fund...........  over $100,000        none               none          $1-$10,000     none        none
Intermediate Term Municipal Income
  Fund.................................   $1-$10,000          none               none          $1-$10,000     none        none
Municipal Income Fund..................  over $100,000        none            $1-$10,000       $1-$10,000     none        none
New York Tax Free Income Fund..........      none             none               none             none        none        none
Strategic Municipal Income Fund........   $1-$10,000          none               none          $1-$10,000     none        none
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY
  TRUSTEE IN THE OPEN-END FUND
  COMPLEX..............................  over $100,000   $10,001-$50,000   $10,001-$50,000    over $100,000   none     $1-$10,000



INTERESTED TRUSTEES



                                                                                 TRUSTEE
                                                              ---------------------------------------------
                                                                  MERIN          POWERS          WHALEN
                                                                  -----          ------          ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST..............
California Insured Tax Free Fund............................      none            none            none
Insured Tax Free Income Fund................................      none            none         $1-$10,000
Intermediate Term Municipal Income Fund.....................      none            none            none
Municipal Income Fund.......................................      none            none         $1-$10,000
New York Tax Free Income Fund...............................      none            none            none
Strategic Municipal Income Fund.............................      none            none         $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................  over $100,000   over $100,000   over $100,000



  As of January 8, 2003 the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


  The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


  In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.



  During the fiscal years ended September 30, 2002, 2001 and 2000, the Adviser received approximately $3,672,600, $3,732,000 and $3,917,000, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


  During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $73,000, $69,500 and $41,200, respectively, in accounting services fees from the Fund.



  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $30,400, $58,000 and $34,900, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................    $672,736        $81,069
Fiscal year ended September 30, 2001........................    $671,687        $72,129
Fiscal year ended September 30, 2000........................    $556,223        $54,091

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The Commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  For shares sold prior to the implementation date of the Plans, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Plans, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


  As of September 30, 2002, there were approximately $2,388,000 and $184,000 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 4.00% and 1.00% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,696,061 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $637,508 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $476,566 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $160,942 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $178,175 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $62,431 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $115,744 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



  The Distributor has entered into an agreement with SunGuard Investment Products Inc. whereby shares of the Fund will be offered pursuant to retirement plan alliance programs. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firm mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


                                                                          AFFILIATED BROKERS
                                                                        -----------------------
                                                                                        MORGAN
                                                                ALL        MORGAN       STANLEY
                                                              BROKERS   STANLEY & CO.     DW
                                                              -------   -------------   -------
Commission paid:
  Fiscal year ended September 30, 2002......................  $     0        $0           $0
  Fiscal year ended September 30, 2001......................  $     0        $0           $0
  Fiscal year ended September 30, 2000......................  $44,480        $0           $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%           0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%           0%



  During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                  CONTINGENT DEFERRED SALES CHARGE -- CLASS A

  As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

  As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC -- Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code
Section 408(d)(4) or (5), the return of excess contribution or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 3.18%, (ii) the five-year period ended September 30, 2002 was 3.71% and (iii) the ten-year period ended September 30, 2002 was 6.14%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 4.56%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 4.45%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 7.25%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2002 was 106.53%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2002 was 116.81%.


CLASS B SHARES


  The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 3.64%, (ii) the five-year period ended September 30, 2002 was 3.71% and (iii) the ten-year period ended September 30, 2002 was 5.10%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 4.05%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 3.96%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 6.45%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from inception to September 30, 2002 was 65.20%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from inception to September 30, 2002 was 65.20%.

CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 6.65%, (ii) the five-year period ended September 30, 2002 was 3.95% and (iii) the approximately nine-year, one month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2002 was 4.18%.



  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 4.06%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 3.97%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 6.47%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 45.31%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 45.31%.


  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

  Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


LEGAL COUNSEL


  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of the Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Municipal Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  97.4%
           ALABAMA  1.5%
$ 2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd) (d)..................      6.750%   08/15/17   $  3,298,037
  8,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
           B (FGIC Insd)..............................      5.125    02/01/42      8,306,960
    238    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svcs Co Proj Rfdg (a)
           (b)........................................      6.950    01/01/20          2,428
                                                                                ------------
                                                                                  11,607,425
                                                                                ------------
           ALASKA  0.1%
  1,000    Valdez, AK Marine Term Rev Sohio Pipeline
           Rfdg.......................................      7.125    12/01/25      1,041,750
                                                                                ------------

           ARIZONA  3.1%
  3,780    Arizona Sch Facs Brd Rev State Sch Impt....      5.250    07/01/08      4,281,644
  4,250    Maricopa Cnty, AZ Indl Dev Waste Mgmt Inc
           Proj.......................................      4.800    12/01/31      4,353,530
  5,000    Mesa, AZ Util Sys Rev Rfdg (FGIC Insd).....      5.250    07/01/14      5,787,250
  5,000    Phoenix, AZ Civic Impt Corp Amt Sr Lien Ser
           B (FGIC Insd)..............................      5.250    07/01/32      5,240,700
    500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
           Westminster Vlg Ser A Rfdg.................      8.250    06/01/15        529,485
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)...............      6.000    09/01/12      2,155,331
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)...............      6.125    09/01/17      2,043,947
                                                                                ------------
                                                                                  24,391,887
                                                                                ------------
           ARKANSAS  1.6%
  6,000    Arkansas St Fed Hwy Grant Antic Ser A......      5.250    08/01/12      6,821,760
  1,525    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
           Hosp Rev Newport Hosp & Clinic Inc (c).....      7.375    11/01/11      1,548,988
  4,333    Maumell, AR Dogwood Addition Prd Mun Ppty
           Owners Rfdg................................      7.500    03/01/06      4,316,152
                                                                                ------------
                                                                                  12,686,900
                                                                                ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           CALIFORNIA  3.0%
$ 5,250    Anaheim, CA Pub Fin Auth Lease Cap Apprec
           (FSA Insd).................................     *         09/01/22   $  2,009,752
  3,985    Delano, CA Ctf Partn Ser A (Prerefunded @
           01/01/03)..................................      9.250%   01/01/22      4,177,914
  2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)...............................     *         09/01/13      1,497,250
  5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)...............................     *         09/01/14      2,889,249
  3,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg (MBIA Insd)............     *         01/15/17      1,503,450
 21,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg........................     *         01/15/24      6,366,570
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg........................     *         01/15/30      3,142,650
  1,055    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)...........     *         09/01/19        487,526
  1,265    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)...........     *         09/01/22        484,634
  1,380    Midpeninsula Regl Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)...........     *         09/01/25        444,457
                                                                                ------------
                                                                                  23,003,452
                                                                                ------------
           COLORADO  5.4%
  2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
           (Escrowed to Maturity) (d).................      8.875    08/01/10      3,933,996
  3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
           (Escrowed to Maturity) (d).................      8.875    08/01/12      5,757,887
  5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
           (MBIA Insd)................................      5.125    12/01/32      5,243,700
  5,000    Colorado Springs, CO Utils Rev Sys Sub Lien
           Ser A Rfdg & Impt..........................      5.000    11/15/21      5,252,000
  1,000    Edgewater, CO Redev Auth Tax Increment Rev
           (Prerefunded @ 12/01/03)...................      6.750    12/01/08      1,068,030
  4,345    El Paso Cnty, CO Sch Dist 020 (FGIC
           Insd)......................................      5.250    12/15/17      4,840,634
  1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd)......................................     *         12/15/14        747,608
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd)......................................     *         12/15/15        758,124
  1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd)......................................     *         12/15/16        710,795
  1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
           Ser A (Prerefunded @ 12/15/05) (MBIA
           Insd)......................................     *         12/15/18        585,320

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           COLORADO (CONTINUED)
$ 3,690    Jefferson Cnty, CO Residential Mtg Rev
           (Escrowed to Maturity).....................     11.500%   09/01/12   $  6,156,027
  6,360    Platte Riv Pwr Auth CO Pwr Rev Ser E.......      5.375    06/01/16      7,150,230
                                                                                ------------
                                                                                  42,204,351
                                                                                ------------
           CONNECTICUT  2.2%
  2,785    Bridgeport, CT Rol Ser II R 182 (Inverse
           Fltg) (FGIC Insd) (e)......................      9.030    08/15/15      3,538,315
  2,950    Bridgeport, CT Rol Ser II R 182 (Inverse
           Fltg) (FGIC Insd) (e)......................      9.030    08/15/16      3,706,321
  3,200    Bridgeport, CT Ser A Rfdg (FGIC Insd)......      5.375    08/15/14      3,664,096
    495    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A-Private Placement (Escrowed
           to Maturity) (f)...........................      6.500    09/01/06        577,299
  2,530    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A-Private Placement (f)......      6.400    09/01/11      2,769,211
  2,470    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A-Private Placement
           (Prerefunded @ 09/01/07) (f)...............      6.400    09/01/11      2,950,069
                                                                                ------------
                                                                                  17,205,311
                                                                                ------------
           DISTRICT OF COLUMBIA  1.1%
  5,150    District Columbia Tax Increment Gallary
           Place Proj (FSA Insd)......................      5.250    07/01/27      5,403,277
  3,000    Metropolitan Washington DC Arpts Ser A
           (FGIC Insd)................................      5.250    10/01/32      3,127,560
                                                                                ------------
                                                                                   8,530,837
                                                                                ------------
           FLORIDA  4.1%
    500    Atlantic Beach, FL Rev Fleet Landing Proj
           Ser A Rfdg & Impt (Prerefunded @
           10/01/04)..................................      7.875    10/01/08        564,185
  5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I
           (AMBAC Insd)...............................      5.250    10/01/26      5,215,450
  9,000    Dade Cnty, FL Gtd Entitlement Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)..............     *         02/01/18      3,819,690
  5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)......................................      5.950    07/01/20      5,957,900
  5,260    Florida St Brd Edl Lottery Rev Ser A (AMBAC
           Insd)......................................      5.500    07/01/10      6,094,341
  6,385    Lake Cnty, FL Sch Brd Ctfs Part (AMBAC
           Insd)......................................      5.375    07/01/16      7,222,840
    500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg..................      8.625    07/01/20        538,735

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           FLORIDA (CONTINUED)
$   595    Orange Cnty, FL Tourist Dev Tax Rev
           (Escrowed to Maturity) (AMBAC Insd)........      6.000%   10/01/16   $    596,035
    710    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj..............      8.500    05/01/17        747,303
    853    Tampa Palms, FL Open Space & Tran Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj..............      7.500    05/01/18        898,124
                                                                                ------------
                                                                                  31,654,603
                                                                                ------------
           GEORGIA  1.1%
  2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
           Rev Azalea Manor Proj Ser A (e)............      6.500    02/01/28      1,855,180
  6,315    Municipal Elec Auth GA Combustion Turbine
           Proj Ser A (MBIA Insd).....................      5.250    11/01/17      6,984,011
                                                                                ------------
                                                                                   8,839,191
                                                                                ------------
           HAWAII  1.0%
  4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
           Insd)......................................      6.350    07/01/07      4,270,604
  1,475    Hawaii St Harbor Cap Impt Rev (FGIC
           Insd)......................................      6.350    07/01/07      1,556,892
  1,560    Hawaii St Harbor Cap Impt Rev (FGIC
           Insd)......................................      6.400    07/01/08      1,647,204
                                                                                ------------
                                                                                   7,474,700
                                                                                ------------
           ILLINOIS  8.1%
  1,100    Bridgeview, IL Tax Increment Rev Rfdg
           (Prerefunded @ 01/01/04)...................      9.000    01/01/11      1,197,372
  5,630    Broadview, IL Tax Increment Rev Sr Lien
           (Prerefunded @ 07/01/04)...................      8.250    07/01/13      6,321,983
 13,600    Chicago, IL Brd Edl Cap Apprec Sch Reform
           B-1 (FGIC Insd)............................     *         12/01/22      5,022,888
  5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)..........................     *         12/01/20      2,100,750
  6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)..........................     *         12/01/21      2,510,921
  6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
           Ser A (FGIC Insd)..........................     *         12/01/19      3,047,352
  3,000    Chicago, IL Lakefront Millennium Pkg Fac
           (MBIA Insd)................................     *         01/01/19      2,651,670
  1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
           Chicago (Escrowed to Maturity).............      7.000    01/01/11      1,269,060
  5,100    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Proj Ser B....................      5.200    04/01/11        816,765
    900    Chicago, IL O'Hare Intl Arpt Spl United
           Airl Proj Ser A............................      5.350    09/01/16        144,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 4,610    Chicago, IL Pk Dist Hbr Facs Xlca Icr......      5.650%   01/01/19   $  5,118,990
  3,210    Chicago, IL Proj Ser C Rfdg (FGIC Insd)....      5.750    01/01/16      3,677,472
    695    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)......................      7.000    09/01/27        709,942
    290    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A.........................      7.375    01/01/05        296,748
  1,000    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A.........................      7.750    01/01/14      1,068,770
  2,000    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A...........................      6.500    12/01/05      2,179,340
  1,000    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Part (FGIC Insd)...............      8.750    01/01/07      1,245,700
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd)............................     *         12/01/10      1,696,372
  2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
           Park (FSA Insd)............................     *         12/01/11      1,621,264
  5,000    Cook Cnty, IL Ser A (FGIC Insd)............      5.500    11/15/31      5,381,650
  1,000    Crestwood, IL Tax Increment Rev Rfdg
           (Prerefunded @ 12/01/03)...................      7.250    12/01/08      1,071,720
  1,500    Hodgkins, IL Tax Increment Ser A Rfdg......      7.625    12/01/13      1,595,670
  1,440    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A...........................      8.500    12/01/15      1,569,470
    390    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj...............................      8.000    11/15/06        322,331
  3,555    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev Cap Apprec McCormick Ser A Rfdg
           (MBIA Insd)................................     *         12/15/15      2,039,859
  2,800    Regional Tran Auth IL Ser A (AMBAC Insd)...      8.000    06/01/17      4,000,472
  3,773    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser A (a) (g).........................      8.375    10/15/16          9,434
  1,477    Robbins, IL Res Recovery Rev Restructuring
           Proj Ser B (a) (g).........................      8.375    10/15/16          3,691
    435    Round Lake Beach, IL Tax Increment Rev
           Rfdg.......................................      7.200    12/01/04        446,976
    500    Round Lake Beach, IL Tax Increment Rev
           Rfdg.......................................      7.500    12/01/13        516,960
  1,345    Saint Charles, IL Indl Dev Rev Tri-City Ctr
           Proj (e)...................................      7.500    11/01/13      1,356,675
  4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd)......................................     *         12/01/15      2,454,140
                                                                                ------------
                                                                                  63,466,407
                                                                                ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           INDIANA  0.9%
$ 2,500    Indiana Bond Bank Spl Pgm Hendricks Redev..      6.200%   02/01/23   $  2,573,900
  1,960    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A.................................      7.125    06/01/34      1,853,200
    950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj (a) (b)........................      6.300    12/01/23        489,867
  2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
           IN Inc Proj (a) (b)........................      6.400    12/01/33      1,028,380
    550    Indianapolis, IN Loc Pub Impt Bond Bank Ser
           D (Escrowed to Maturity)...................      6.750    02/01/14        690,459
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/11         73,193
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/12         67,869
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/13         60,655
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/14         54,107
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/15         50,146
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/16         48,238
    225    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B........................     *         06/30/17         74,475
                                                                                ------------
                                                                                   7,064,489
                                                                                ------------
           IOWA  0.6%
  1,640    Iowa Fin Auth Hosp Fac Rev Trinity Regl
           Hosp Proj (FSA Insd).......................      6.000    07/01/07      1,874,684
  2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl
           Hosp Proj (FSA Insd).......................      5.750    07/01/17      2,663,376
                                                                                ------------
                                                                                   4,538,060
                                                                                ------------
           KANSAS  2.0%
  1,000    Newton, KS Hosp Rev Newton Hlthcare Corp
           Ser A (Prerefunded @ 11/15/04).............      7.750    11/15/24      1,141,810
  6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd)........................      5.500    09/01/12      7,060,630
  6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd)........................      5.625    09/01/13      7,609,404
                                                                                ------------
                                                                                  15,811,844
                                                                                ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           KENTUCKY  1.9%
$ 2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (MBIA Insd)................................     10.980%   10/01/08   $  2,934,316
  1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
           (Prerefunded @ 10/29/02) (MBIA Insd).......      8.749    10/01/08      1,257,108
  5,000    Kentucky St Ppty & Bldgs Proj No 74 Rfdg
           (FSA Insd).................................      5.375    02/01/17      5,582,600
    155    Kentucky St Tpk Auth Toll Rd Rev Ser A
           (Prerefunded @ 07/01/06)...................      5.500    07/01/07        174,067
  5,000    Louisville & Jefferson KY Swr Ser A (FGIC
           Insd)......................................      5.000    05/15/30      5,132,000
                                                                                ------------
                                                                                  15,080,091
                                                                                ------------
           LOUISIANA  0.9%
  1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
           Advanced Polymer Proj Ser 1985 (Escrowed to
           Maturity)..................................     10.000    11/15/04      2,322,628
  1,000    Lake Charles, LA Harbor & Terminal Dist
           Port Fac Rev Trunkline Lng Co Rfdg.........      7.750    08/15/22      1,046,500
  1,920    Louisiana St Hlth Edl Auth Rev Lambeth
           House Ser A Rfdg...........................      5.250    01/01/05      1,923,610
    310    Port New Orleans, LA Indl Dev Rev Avondale
           Inds Inc Proj Rfdg (Escrowed to
           Maturity)..................................      8.250    06/01/04        331,418
  1,400    West Feliciana Parish, LA Pollutn Ctl Rev
           Gulf States Util Co Proj Ser A.............      7.500    05/01/15      1,441,384
                                                                                ------------
                                                                                   7,065,540
                                                                                ------------
           MASSACHUSETTS  4.2%
  5,985    Massachusetts Muni Whsl Elec Co Proj 6-A
           (MBIA Insd)................................      5.250    07/01/13      6,801,474
  7,500    Massachusetts St Fed Hwy Ser A.............      5.750    06/15/14      8,697,375
  3,500    Massachusetts St Hlth & Edl Facs Auth Rev
           (MBIA Insd)................................      5.000    07/01/13      3,740,835
  1,500    Massachusetts St Indl Fin Agy Hillcrest Edl
           Ctr Inc Proj (Prerefunded @ 07/01/05)......      8.450    07/01/18      1,762,995
  5,355    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj.........................      7.100    10/01/28      5,311,089
  5,000    Massachusetts St Rol-R 143-Ser II (MBIA
           Insd) (e)..................................      8.970    11/01/16      6,600,700
                                                                                ------------
                                                                                  32,914,468
                                                                                ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           MICHIGAN  3.2%
$   920    Detroit, MI Loc Dev Fin Auth Tax Increment
           Ser C (e)..................................      6.850%   05/01/21   $    943,782
  5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A Rfdg
           (FGIC Insd)................................      5.125    07/01/31      5,189,600
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent..................      5.250    05/15/26      1,210,454
  5,000    Michigan St Bldg Auth Rev Facs Prog Ser
           II.........................................      5.500    10/15/16      5,688,250
  2,500    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg.....................      5.650    09/01/29      2,619,350
  9,502    Michigan St Strategic Fd Ltd Oblig Rev
           Great Lakes Pulp & Fiber Proj (a) (g)......      8.000    12/01/27      1,639,086
  2,000    Michigan St Strategic Fd Solid Genesee Pwr
           Sta Proj Rfdg..............................      7.500    01/01/21      1,981,640
  5,000    Western Townships, MI Util Sew Rfdg (MBIA
           Insd)......................................      5.250    01/01/16      5,517,200
                                                                                ------------
                                                                                  24,789,362
                                                                                ------------
           MINNESOTA  0.4%
  2,670    Anoka Hennepin, MN Sch Dist 11 Sch Dist Cr
           Enhancement Pg A...........................      5.000    02/01/12      2,980,788
                                                                                ------------

           MISSISSIPPI  0.1%
  1,035    Ridgeland, MS Urban Renewal Rev The Orchard
           Ltd Proj Ser A Rfdg........................      7.750    12/01/15      1,077,414
                                                                                ------------

           MISSOURI  1.8%
  2,835    Kansas City, MO Port Auth Fac Riverfront
           Park Proj Ser A............................      5.750    10/01/06      2,920,078
  3,935    Macon, MO Ctfs Partn (MBIA Insd)...........      5.250    08/01/17      4,326,414
    505    Missouri St Econ Dev Export &
           Infrastructure Brd Med Office Fac Rev
           (Escrowed to Maturity) (MBIA Insd).........      7.250    06/01/04        536,830
  5,000    Missouri St Hwys & Trans Cmnty Ser A.......      5.125    02/01/16      5,511,000
    655    Saint Louis, MO Tax Increment Rev Scullin
           Redev Area Ser A...........................     10.000    08/01/10        809,803
                                                                                ------------
                                                                                  14,104,125
                                                                                ------------
           NEBRASKA  0.7%
  5,000    Omaha Convention Hotel Corp Convention Ctr
           First Tier Ser A (AMBAC Insd)..............      5.125    04/01/32      5,238,300
                                                                                ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           NEW HAMPSHIRE 1.1%
$ 1,555    New Hampshire Higher Edl & Hlth Fac Auth
           Rev........................................      8.800%   06/01/09   $  1,706,224
    890    New Hampshire Higher Edl & Hlth Fac Auth
           Rev Daniel Webster College Issue Rfdg......      6.100    07/01/09        933,646
  1,980    New Hampshire Higher Edl & Hlth Fac Auth
           Rev Daniel Webster College Issue Rfdg
           (Prerefunded @ 07/01/04)...................      7.625    07/01/16      2,196,176
    650    New Hampshire Higher Edl & Hlth Fac Auth
           Rev New London Hosp Assn Proj..............      7.500    06/01/05        691,178
    840    New Hampshire St Business Fin Auth Elec Fac
           Rev Plymouth Cogeneration (e)..............      7.750    06/01/14        853,751
  1,000    New Hampshire St Business Fin Auth Rev
           Alice Peck Day Hlth Sys Ser A..............      6.875    10/01/19        998,510
  1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
           (FGIC Insd)................................      6.750    11/01/11      1,186,550
                                                                                ------------
                                                                                   8,566,035
                                                                                ------------
           NEW JERSEY  5.6%
  2,000    Camden Cnty, NJ Impt Auth Lease Rev
           Dockside Refrig (a) (b) (e)................      8.400    04/01/24      1,794,000
  3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
           (FGIC Insd)................................      9.720    09/19/19      4,252,300
  6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
           Rfdg (MBIA Insd)...........................      6.250    08/15/10      7,197,785
    500    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen-Trenton Ser A...........      6.200    12/01/10        503,440
  2,000    New Jersey Econ Dev Auth Holt Hauling &
           Warehsg Rev Ser G Rfdg (a).................      8.400    12/15/15      1,792,000
  1,900    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A...................      8.500    11/01/16      2,040,885
    350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
           Corp (FSA Insd)............................      6.250    07/01/14        383,751
  1,000    New Jersey Econ Dev Auth Rev Utd Methodist
           Homes (Prerefunded @ 07/01/05).............      7.500    07/01/20      1,164,450
  1,000    New Jersey Econ Dev Auth Rev Utd Methodist
           Homes (Prerefunded @ 07/01/05).............      7.500    07/01/25      1,164,450
    475    New Jersey St Hsg & Mtg Fin Agy Rev Home
           Buyer Ser O (MBIA Insd)....................      6.300    10/01/23        498,760
  3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
           (MBIA Insd)................................      6.500    01/01/16      4,382,329

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 5,710    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser A (AMBAC Insd)..................      5.750%   09/15/10   $  6,621,430
 10,000    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser B (AMBAC Insd)..................      6.000    09/15/15     11,803,200
                                                                                ------------
                                                                                  43,598,780
                                                                                ------------

           NEW YORK  11.2%
 10,000    Nassau Cnty, NY Interim Fin Auth Ser A.....      5.750    11/15/14     11,552,000
  5,000    New York City Ser A........................      7.000    08/01/07      5,868,000
 21,860    New York City Ser B (MBIA Insd)............      5.875    08/01/15     25,663,421
  5,000    New York City Ser D (MBIA Insd)............      5.200    08/01/14      5,548,100
  2,000    New York City Ser D Rfdg...................      8.000    02/01/05      2,258,440
  2,200    New York City Ser E........................      5.700    08/01/08      2,328,634
  2,295    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A..................................      5.750    02/15/11      2,535,493
  2,280    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A..................................      5.750    02/15/12      2,589,852
  2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg).........................     10.829    04/01/20      3,221,100
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser B (Inverse
           Fltg)......................................     11.997    07/01/26      3,810,210
  2,000    New York St Energy Resh & Dev Auth Pollutn
           Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
           (FGIC Insd)................................      7.200    07/01/29      2,222,940
  2,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser
           II (e).....................................      9.040    04/01/16      2,395,200
  3,000    New York St Twy Auth Svc Ctl Rol-R 142 Ser
           II (e).....................................      9.040    04/01/18      3,497,880
  2,400    New York St Urban Dev Corp Rev Correctional
           Fac Rfdg...................................      5.625    01/01/07      2,471,352
  1,200    Port Auth NY & NJ Cons 95th Ser............      6.125    07/15/22      1,286,616
 10,000    Triborough Brdg & Tunl Auth NY Gen Ser B
           Rfdg (c)...................................      5.000    11/15/22     10,431,500
                                                                                ------------
                                                                                  87,680,738
                                                                                ------------
           OHIO  0.2%
     70    Fairfield, OH Econ Dev Rev Beverly
           Enterprises Inc Proj Rfdg..................      8.500    01/01/03         70,453
  1,000    Ohio St Air Quality Dev Auth Rev JMG
           Funding Ltd Partn Proj Rfdg (AMBAC Insd)...      6.375    04/01/29      1,097,570
                                                                                ------------
                                                                                   1,168,023
                                                                                ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           OKLAHOMA  1.0%
$ 6,000    Grand River Dam Auth OK Rev Ser A Rfdg (FSA
           Insd)......................................      5.000%   06/01/12   $  6,766,740
    940    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)..............      7.997    08/01/18      1,054,445
                                                                                ------------
                                                                                   7,821,185
                                                                                ------------
           OREGON  1.5%
 10,000    Portland, OR Swr Sys Rev Ser A (FGIC
           Insd)......................................      5.750    08/01/18     11,401,200
                                                                                ------------

           PENNSYLVANIA  5.5%
  5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
           Sys Rev (AMBAC Insd).......................      5.650    05/15/20      5,207,000
  4,445    Downingtown PA Area Sch Dist (FSA Insd)....      5.250    04/01/14      4,976,400
  2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
           (FGIC Insd)................................     10.120    06/18/15      2,716,925
    780    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.....      8.000    08/01/12        800,506
  3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
           Hosp Rev (Embedded Swap) (AMBAC Insd)......      6.100    06/01/12      3,129,270
  5,250    Philadelphia, PA Auth for Indl Ser B (FSA
           Insd)......................................      5.500    10/01/16      5,981,903
  8,450    Pittsburgh & Allegheny Cnty, PA Pub Aud
           Hotel Room (AMBAC Insd)....................      4.500    02/01/29      8,226,836
 10,000    Pittsburgh, PA Ser A (AMBAC Insd)..........      5.500    09/01/16     11,433,100
    345    Southern Chester Cnty, PA Hlth & Higher Edl
           Auth Mtg Southern Chester Cnty Med Ser A
           (Escrowed to Maturity).....................      6.100    06/01/03        355,274
                                                                                ------------
                                                                                  42,827,214
                                                                                ------------
           RHODE ISLAND  0.5%
  1,795    Providence, RI Redev Agy Ctf Part Ser A....      8.000    09/01/24      1,865,364
  1,660    Rhode Island St Econ Dev Corp Rev..........      7.250    07/01/10      1,710,530
    400    West Warwick, RI Ser (Prerefunded @
           07/15/03)..................................      7.300    07/15/08        423,760
                                                                                ------------
                                                                                   3,999,654
                                                                                ------------
           SOUTH CAROLINA  2.0%
  4,305    Columbia, SC Wtrwks & Swr Sys Rfdg.........      5.000    02/01/16      4,677,641
  4,520    Columbia, SC Wtrwks & Swr Sys Rfdg.........      5.000    02/01/17      4,878,165
  5,000    Grand Strand, SC Wtr & Swr Auth (FSA
           Insd)......................................      5.000    06/01/31      5,180,050
  1,070    Piedmont Muni Pwr Agy SC Elec Rev..........      5.000    01/01/25        952,043
                                                                                ------------
                                                                                  15,687,899
                                                                                ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           SOUTH DAKOTA  0.1%
$ 1,000    South Dakota St Hlth & Edl Fac Auth Rev
           Huron Regl Med Ctr.........................      7.250%   04/01/20   $  1,036,550
                                                                                ------------

           TENNESSEE  2.8%
  4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
           Rfdg (MBIA Insd)...........................      7.750    07/01/29      5,307,800
  6,000    Montgomery Cnty, TN Pub Impt & Rfdg (FGIC
           Insd)......................................      5.500    05/01/17      6,820,620
  6,750    Shelby Cnty, TN Pub Impt Ser A.............      5.000    04/01/13      7,465,568
  2,000    Springfield, TN Hlth & Edl Jesse Holman
           Jones Hosp Proj (Prerefunded @ 04/01/06)...      8.500    04/01/24      2,465,720
                                                                                ------------
                                                                                  22,059,708
                                                                                ------------
           TEXAS  10.5%
  5,355    Austin, TX Rev Sub Ser A Rfdg (MBIA
           Insd)......................................     *         05/15/16      2,951,622
  1,970    Bell Cnty, TX Indl Dev Corp Solid Waste
           Disposal Rev...............................      7.600    12/01/17      1,710,236
  1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp (Prerefunded @
           05/01/03)..................................      7.900    05/01/18      1,552,575
    500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp (Escrowed to
           Maturity)..................................      7.000    05/01/21        658,155
    147    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
           Collateralized)............................      8.200    04/01/22        147,293
  4,000    Brazos River Auth TX Pollutn Adj Elec Co
           Proj Ser C Rfdg............................      5.750    05/01/36      4,122,440
     90    Coastal Wtr Auth TX Conveyance Sys Rev
           (Escrowed to Maturity) (AMBAC Insd)........      6.250    12/15/17         90,167
  5,000    Dallas Fort Worth, TX Intl Arpt Rev Jt Ser
           A Impt & Rfdg (FGIC Insd)..................      5.500    11/01/31      5,294,700
  7,350    Grapevine Colleyville Indpt Sch Dist TX
           (PSFG Insd)................................     *         08/15/11      5,308,611
    555    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
           Sys Proj Rfdg..............................      7.125    06/01/15        605,344
  6,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (FSA Insd).................................      5.125    07/01/32      6,116,760
 10,000    Houston, TX Hotel Occupancy Tax Convtn &
           Entertnmnt Ser B (AMBAC Insd)..............      5.750    09/01/14     11,648,300
  7,500    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (e)..............      9.770    05/15/14      9,867,825

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           TEXAS (CONTINUED)
$ 6,250    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (e)..............      9.770%   05/15/15   $  8,223,188
  3,250    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (FSA Insd) (e)..............      9.770    05/15/16      4,276,058
  2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj........................      7.200    01/01/21      2,132,720
  5,000    San Antonio, TX Wtr Rev Sys Ser A (FSA
           Insd)......................................      5.000    05/15/32      5,140,150
    500    Texas Genl Svcs Cmnty Partn Interests
           Office Bldg & Land Acquisition Proj........      7.000    08/01/19        509,460
    500    Texas Genl Svcs Cmnty Partn Interests
           Office Bldg & Land Acquisition Proj........      7.000    08/01/24        509,485
    733    Texas Genl Svcs Cmnty Partn Lease Purchase
           Ctfs.......................................      7.500    02/15/13        748,378
  4,825    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
           Collateralized)............................     12.015    07/02/24      5,909,081
  2,925    Texas St Higher Edl Coordinating Brd
           College Student Ln Rev.....................      7.849    10/01/25      3,080,786
    990    Texas St Veterans Hsg Assistance (MBIA
           Insd)......................................      6.800    12/01/23      1,044,123
                                                                                ------------
                                                                                  81,647,457
                                                                                ------------
           UTAH  2.5%
  2,845    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04) (e).....      9.500    12/15/18      3,304,411
  1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj.......................................      7.800    09/01/15      1,054,272
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj.......................................      8.000    09/01/20        769,630
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj.......................................      7.800    09/01/25        743,780
 11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
           Rfdg.......................................      6.150    02/15/12     13,122,780
    115    Utah St Hsg Fin Agy Single Family Mtg Sr
           Ser A1 (FHA Gtd)...........................      7.100    07/01/14        120,515
    150    Utah St Hsg Fin Agy Single Family Mtg Sr
           Ser A2 (FHA Gtd)...........................      7.200    01/01/27        154,628
                                                                                ------------
                                                                                  19,270,016
                                                                                ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           VERMONT  0.1%
$ 1,000    Vermont Edl & Hlth Bldgs Fing Agy Rev
           Bennington College Proj....................      6.625%   10/01/29   $  1,008,730
                                                                                ------------

           VIRGINIA  0.4%
  2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....      6.800    03/01/14      2,266,701
  1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....      6.900    03/01/19      1,090,410
                                                                                ------------
                                                                                   3,357,111
                                                                                ------------
           WASHINGTON  2.4%
 10,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg
           (FSA Insd).................................      5.375    01/01/15     11,156,400
  1,250    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (FGIC Insd)..................      7.125    07/01/16      1,650,300
  1,555    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser C Rfdg (FSA Insd)........      5.375    07/01/15      1,601,308
  3,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (FSA Insd)........      5.375    07/01/15      3,861,675
                                                                                ------------
                                                                                  18,269,683
                                                                                ------------
           WEST VIRGINIA  1.0%
  5,050    West Virginia St Cap Apprec Infrastructure
           Ser A (FGIC Insd)..........................     *         11/01/19      2,283,307
  4,000    West Virginia St Hosp Fin Auth Hosp Rev
           Bears & Bulls WV Univ Med Corp Rfdg (MBIA
           Insd)......................................      6.100    01/01/18      4,092,640
  1,500    West Virginia St Hosp Fin Auth Hosp Rev
           Bears & Bulls WV Univ Med Corp Rfdg (MBIA
           Insd)......................................      8.600    01/01/18      1,534,785
                                                                                ------------
                                                                                   7,910,732
                                                                                ------------
           WISCONSIN  0.0%
    140    Wisconsin St Hlth & Edl Fac Auth Rev Hess
           Mem Hosp Assn (ACA Insd)...................      7.200    11/01/05        149,603
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $707,645,876)........................................................    760,231,613
SHORT-TERM INVESTMENTS  1.4%
  (Cost $10,700,000).........................................................     10,700,000
                                                                                ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                                             VALUE
TOTAL INVESTMENTS  98.8%
  (Cost $718,345,876)........................................................   $770,931,613
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..................................      9,296,447
                                                                                ------------

NET ASSETS  100.0%...........................................................   $780,228,060
                                                                                ============

 * Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Payment-in-kind security.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $718,345,876).......................  $770,931,613
Cash........................................................        70,720
Receivables:
  Investments Sold..........................................    10,992,430
  Interest..................................................    10,443,767
  Fund Shares Sold..........................................     1,115,400
Other.......................................................       147,367
                                                              ------------
    Total Assets............................................   793,701,297
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,311,700
  Income Distributions......................................     1,102,207
  Fund Shares Repurchased...................................       946,218
  Distributor and Affiliates................................       430,908
  Investment Advisory Fee...................................       307,188
Accrued Expenses............................................       188,693
Trustees' Deferred Compensation and Retirement Plans........       186,323
                                                              ------------
    Total Liabilities.......................................    13,473,237
                                                              ------------
NET ASSETS..................................................  $780,228,060
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $765,731,112
Net Unrealized Appreciation.................................    52,585,737
Accumulated Undistributed Net Investment Income.............       946,449
Accumulated Net Realized Loss...............................   (39,035,238)
                                                              ------------
NET ASSETS..................................................  $780,228,060
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $696,438,249 and 46,324,332 shares of
    beneficial interest issued and outstanding).............  $      15.03
    Maximum sales charge (4.75%* of offering price).........           .75
                                                              ------------
    Maximum offering price to public........................  $      15.78
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $64,971,406 and 4,326,651 shares of
    beneficial interest issued and outstanding).............  $      15.02
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,818,405 and 1,254,717 shares of
    beneficial interest issued and outstanding).............  $      15.00
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $43,753,950
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,672,613
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,693,019, $635,409 and $178,050,
  respectively).............................................    2,506,478
Shareholder Services........................................      494,297
Legal.......................................................       94,619
Custody.....................................................       54,665
Trustees' Fees and Related Expenses.........................       24,812
Other.......................................................      365,758
                                                              -----------
    Total Expenses..........................................    7,213,242
    Less Credits Earned on Cash Balances....................       19,408
                                                              -----------
    Net Expenses............................................    7,193,834
                                                              -----------
NET INVESTMENT INCOME.......................................  $36,560,116
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   794,190
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   28,843,184
  End of the Period.........................................   52,585,737
                                                              -----------
Net Unrealized Appreciation During the Period...............   23,742,553
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $24,536,743
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $61,096,859
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  36,560,116         $  39,247,996
Net Realized Gain/Loss.........................         794,190            (8,745,489)
Net Unrealized Appreciation During the
  Period.......................................      23,742,553            35,012,772
                                                  -------------         -------------
Change in Net Assets from Operations...........      61,096,859            65,515,279
                                                  -------------         -------------

Distributions from Net Investment Income:
  Class A Shares...............................     (33,015,759)          (34,952,996)
  Class B Shares...............................      (2,621,270)           (2,999,555)
  Class C Shares...............................        (735,588)             (685,662)
                                                  -------------         -------------
Total Distributions............................     (36,372,617)          (38,638,213)
                                                  -------------         -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      24,724,242            26,877,066
                                                  -------------         -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     147,636,068            92,608,170
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      22,552,780            23,133,219
Cost of Shares Repurchased.....................    (200,100,482)         (128,831,398)
                                                  -------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (29,911,634)          (13,090,009)
                                                  -------------         -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      (5,187,392)           13,787,057
NET ASSETS:
Beginning of the Period........................     785,415,452           771,628,395
                                                  -------------         -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $946,449 and $43,264, respectively)..........   $ 780,228,060         $ 785,415,452
                                                  =============         =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                         YEAR ENDED SEPTEMBER 30,           ENDED      ENDED
CLASS A SHARES                      -----------------------------------   SEPT. 30,   DEC. 31,
                                    2002 (b)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $14.56    $14.06   $14.50   $15.99    $15.77      $15.27
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .71       .74      .79      .82       .66         .85
  Net Realized and Unrealized
    Gain/Loss.....................      .46       .49     (.42)   (1.46)      .20         .50
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     1.17      1.23      .37     (.64)      .86        1.35
Less Distributions from Net
  Investment Income...............      .70       .73      .81      .85       .64         .85
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $15.03    $14.56   $14.06   $14.50    $15.99      $15.77
                                     ======    ======   ======   ======    ======      ======

Total Return (a)..................    8.35%     8.93%    2.69%   -4.25%     5.62%*      9.14%
Net Assets at End of the Period
  (In millions)...................   $696.4    $701.5   $688.3   $777.5    $788.7      $766.2
Ratio of Expenses to Average Net
  Assets..........................     .87%      .83%     .89%     .88%      .84%        .89%
Ratio of Interest Expense to
  Average Net Assets..............      N/A       N/A     .01%     .17%      .03%         N/A
Ratio of Net Investment Income to
  Average Net Assets..............    4.89%     5.16%    5.58%    5.34%     5.63%       5.54%
Portfolio Turnover................      49%       31%      45%     116%       89%*       104%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.89%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                         YEAR ENDED SEPTEMBER 30,           ENDED      ENDED
CLASS B SHARES                      -----------------------------------   SEPT. 30,   DEC. 31,
                                    2002 (b)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $14.54    $14.05   $14.49   $15.98    $15.76      $15.27
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .60       .63      .68      .71       .57         .73
  Net Realized and Unrealized
    Gain/Loss.....................      .48       .48     (.42)   (1.47)      .20         .50
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     1.08      1.11      .26     (.76)      .77        1.23
Less Distributions from Net
  Investment Income...............      .60       .62      .70      .73       .55         .74
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $15.02    $14.54   $14.05   $14.49    $15.98      $15.76
                                     ======    ======   ======   ======    ======      ======

Total Return (a)..................    7.64%     8.06%    1.90%   -4.95%     5.05%*      8.27%
Net Assets at End of the Period
  (In millions)...................   $ 65.0    $ 66.6   $ 69.5   $106.6    $197.9      $211.2
Ratio of Expenses to Average Net
  Assets..........................    1.62%     1.59%    1.67%    1.63%     1.62%       1.65%
Ratio of Interest Expense to
  Average Net Assets..............      N/A       N/A     .01%     .17%      .03%         N/A
Ratio of Net Investment Income to
  Average Net Assets..............    4.13%     4.40%    4.86%    4.57%     4.85%       4.78%
Portfolio Turnover................      49%       31%      45%     116%       89%*       104%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                         YEAR ENDED SEPTEMBER 30,           ENDED      ENDED
CLASS C SHARES                      -----------------------------------   SEPT. 30,   DEC. 31,
                                    2002 (b)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $14.52    $14.04   $14.48   $15.96    $15.75      $15.25
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .60       .63      .68      .70       .57         .73
  Net Realized and Unrealized
    Gain/Loss.....................      .48       .47     (.42)   (1.45)      .19         .51
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     1.08      1.10      .26     (.75)      .76        1.24
Less Distributions from Net
  Investment Income...............      .60       .62      .70      .73       .55         .74
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $15.00    $14.52   $14.04   $14.48    $15.96      $15.75
                                     ======    ======   ======   ======    ======      ======

Total Return (a)..................    7.65%     8.00%    1.91%   -4.90%     4.99%*      8.34%
Net Assets at End of the Period
  (In millions)...................   $ 18.8    $ 17.4   $ 13.8   $ 17.5    $ 15.5      $ 15.3
Ratio of Expenses to Average Net
  Assets..........................    1.62%     1.62%    1.66%    1.63%     1.62%       1.66%
Ratio of Interest Expense to
  Average Net Assets..............      N/A       N/A     .01%     .17%      .03%         N/A
Ratio of Net Investment Income to
  Average Net Assets..............    4.13%     4.37%    4.84%    4.55%     4.86%       4.75%
Portfolio Turnover................      49%       31%      45%     116%       89%*       104%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $10,311,700 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $709,546 increase in cost of securities and a corresponding $709,546 decrease in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $321,841, decrease net unrealized appreciation by $41,593, and decrease net realized gains by $280,248. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $38,323,272 which will expire between September 30, 2003 and September 30, 2010. Of this amount, $9,418,021 will expire on September 30, 2003.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $717,594,737
                                                                ============
Gross tax unrealized appreciation...........................    $ 71,583,442
Gross tax unrealized depreciation...........................     (18,246,566)
                                                                ------------
Net tax unrealized appreciation investments.................    $ 53,336,876
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                                 2002       2001
Distribution paid from:
  Ordinary Income...........................................    $83,445    $49,082
  Long-term capital gain....................................         --         --
                                                                -------    -------
                                                                $83,445    $49,082
                                                                =======    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to restructuring losses recognized for tax purposes in the amount of $6,140 were reclassified from accumulated net investment income to accumulated net realized gain.

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $133,190

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $19,408 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $27,400 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $103,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS) an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $401,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $127,900 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $680,302,640, $66,318,588 and
$19,109,884 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    9,146,949    $ 132,261,572
  Class B...............................................      779,839       11,279,454
  Class C...............................................      282,384        4,095,042
                                                          -----------    -------------
Total Sales.............................................   10,209,172    $ 147,636,068
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,426,526    $  20,624,689
  Class B...............................................      102,707        1,483,411
  Class C...............................................       30,823          444,680
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,560,056    $  22,552,780
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,440,538)   $(180,091,131)
  Class B...............................................   (1,132,658)     (16,316,746)
  Class C...............................................     (254,346)      (3,692,605)
                                                          -----------    -------------
Total Repurchases.......................................  (13,827,542)   $(200,100,482)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $707,507,510, $69,872,469 and
$18,262,767 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,169,722    $  74,315,551
  Class B................................................     853,323       12,222,572
  Class C................................................     421,979        6,070,047
                                                           ----------    -------------
Total Sales..............................................   6,445,024    $  92,608,170
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,473,185    $  21,125,045
  Class B................................................     112,536        1,612,235
  Class C................................................      27,649          395,939
                                                           ----------    -------------
Total Dividend Reinvestment..............................   1,613,370    $  23,133,219
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,412,079)   $(106,312,019)
  Class B................................................  (1,335,414)     (19,134,014)
  Class C................................................    (237,980)      (3,385,365)
                                                           ----------    -------------
Total Repurchases........................................  (8,985,473)   $(128,831,398)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 402,684 and 618,600 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $75,100 and CDSC on redeemed shares of approximately $79,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $368,054,705 and $385,941,890, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible change in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $570,065 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $63,800.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

  Van Kampen New York Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of New York for New York tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase.

  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-11
Investment Restrictions.....................................   B-17
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-27
Other Agreements............................................   B-28
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-31
Portfolio Transactions and Brokerage Allocation.............   B-32
Shareholder Services........................................   B-33
Redemption of Shares........................................   B-35
Contingent Deferred Sales Charge-Class A....................   B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-36
Taxation....................................................   B-37
Fund Performance............................................   B-42
Other Information...........................................   B-45
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-14



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.




                                                          NYTF SAI 1/03

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt New York Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital New York Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



  The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


  As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                              CLASS OF   PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                    SHARES    OWNERSHIP
------------------------------------------------------------  --------   ----------
MLPF&S For the Sole Benefit of Its Customers................     A          5.46%
 ATTN: Fund Administration 97F25
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................     A          7.06%
 ATTN: Mutual Fund Shareholder Accounting
 201 Progress Pkwy
 Maryland Hts., MO 63043-3009
Morgan Stanley DW Inc.......................................     A          5.81%
 825 3rd Avenue                                                  B          7.86%
 New York, NY 10022                                              C         12.36%
MLPF&S For the Sole Benefit of Its Customers................     B          5.51%
 ATTN: Fund Administration 97F26
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of Its Customers................     C          7.63%
 ATTN: Fund Administration 97F02
 4800 Deer Lake Drive East, 2nd Floor
 Jacksonville, FL 32246-6484
Painewebber For the Benefit of..............................     C          7.53%
 Mrs. Diana Riklis
 1020 Park Ave
 New York, NY 10028-0913
Smith Barney House Account..................................     B          8.40%
 00109801250                                                     C         11.95%
 ATTN: Cindy Tempesta, 7th floor
 333 West 34th Street
 New York, NY 10001-2483

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONDITIONS REGARDING NEW YORK MUNICIPAL SECURITIES

  As described in the Prospectus, except during temporary periods, the Fund will invest primarily in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State of New York.


  The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.

  The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

  Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

  Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale business and retail businesses, such as department stores and eating and drinking establishments.

  New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes about one-fifth of total wages.

  Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and diary products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

  Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


  Recent Events and Risks to the State Economy. As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to have declined by 0.8% in 2002, following a 0.5% decline in 2001. Wages and salaries are expected to show an increase of 2.4% for 2001, followed by a decline of 1.5% for 2002 due to weakness in securities industry profits.

  The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact in the State's economy.



  The possibility of hostilities in the Middle East poses another risk. It is impossible to predict accurately the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss in international tourism or the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.



  State Budgetary Outlook. The State ended its 2001-2002 fiscal year in balance on a cash basis, with a reported closing balance in the State's General Fund (the "General Fund") of $1.03 billion. The closing balance in the General Fund excludes $1.68 billion on deposit in the refund reserve account, including $1.07 billion in reserves for economic uncertainties planned for use in fiscal year 2002-2003.



  The State released its enacted financial plan for the 2002-2003 fiscal year on May 22, 2002. The State financial plan projects balance on a cash basis for the 2002-2003 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-2003. The projected General Fund closing balance is $716 million, which excludes $427 million on deposit in the refund reserve account.



  The State released its first quarterly financial plan update on July 12, 2002, its second quarterly financial plan update on October 30, 2002, an update to its Annual Information Statement (the "November Update") on November 14, 2002, which reflected the State's second quarterly update, and a Supplement to the November Update on January 10, 2003 (the "Supplement"). The Supplement stated that, based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, the Division of the Budget ("DOB") believes that the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in fiscal year 2002-2003. The State noted that a specific estimate of the current-year shortfall and a specific plan to maintain budget balance in fiscal year 2002-2003 will be incorporated into the Governor's 2003-2004 Executive Budget submission that is required by law to be submitted by February 1, 2003. The Supplement further stated that DOB is finalizing administrative and legislative measures to ensure the State Financial Plan for fiscal year 2002-2003 is balanced and that, to control costs, the State continues to impose a strict hiring freeze, curtail non-personal service spending, and take advantage of lower interest rates to generate debt service savings for the remainder of the fiscal year. In addition, the Supplement noted that the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-2003, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year, such as deferring certain discretionary payments until fiscal year 2003-2004, thereby adding to General Fund costs in that year.



  As part of the 2003-2004 Executive Budget submission, DOB plans to formally update its projections of receipts and disbursements for fiscal years 2003-2004, 2004-2005, and 2005-2006, and expects to propose actions to close a 2003-2004 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for fiscal year 2002-2003, and substantially larger than the $2.8 billion imbalance projected in February 2002. The Supplement stated that factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-2003 budget, and higher pension costs and entitlement spending. In the November Update, the State noted that equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.



  Under the State law, the Governor is required to submit a Five-Year Capital Program and Financing Plan ("Capital Plan") annually. Section 22-c of the State Finance Law requires the State to update its Capital Plan within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Capital Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent. As of March 31, 2002, $4.1 billion of State general obligation bonds were outstanding. Also as of such date, $4.7 billion of bonds issued by the Local Governmental Assistance Corporation, an entity established to fund assistance to localities in earlier years when the State was running budget deficits, were outstanding. Various state authorities had $27.9 billion of indebtedness outstanding in the form of bonds, lease financings and other financing arrangements. This state authority indebtedness is not backed by the full faith and credit of the State.



  The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs, primarily Medicaid and mental health programs are frequently challenged on State and Federal constitutional grounds. Several Native American groups have commenced litigation against New York claiming the rights to thousands of acres of land seized in the eighteenth and nineteenth centuries. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State reported in its update to its Annual Information Statement an amount of $698 million for awarded and anticipated unfavorable judgments, of which $91 million was expected to be paid within the 2002-2003 fiscal year.



  The state legislature has enacted the Debt Reform Act of 2000, which applies to new state-supported debt (i.e. general obligation debt of the state and lease-purchase and contractual obligations of public authorities and municipalities where debt service is paid from state appropriations) issued on or after April 1, 2000. It imposes caps on new debt outstanding and new debt service costs.



  New York City. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.



  On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.



  Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

  On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.



  The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.



  The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.



  To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.



  For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.



  The City's June 2002 Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.



  The City published its First Quarter Modification to its financial plan on November 14, 2002. The First Quarter Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.



  On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.



  Nassau County. Fiscal difficulties experienced in Nassau County resulted in the creation of the Nassau County Interim Finance Authority (the "Authority") in 2000. The Authority is charged with oversight of the fiscal affairs of Nassau County. The State paid $25 million in assistance to Nassau County for the 2001-2002 fiscal year and the Governor has proposed assistance of $50 million in the Executive Budget. The Authority as of November 14, 2002 had $662 million in bonds and $128 million in bond anticipation notes outstanding.

  Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

  The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

  Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the state of New York, and there is no responsibility of the part of the state of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


ILLIQUID SECURITIES


  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

NON-DIVERSIFICATION


  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code. If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.


                             STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with

United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.


  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of its assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


FUTURES CONTRACTS

  The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS


  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contract transactions, multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


SWAPS, CAPS, FLOORS AND COLLARS

  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the CFTC.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS



  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614

Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,         +;      President and Chief Executive Officer of funds       55
1221 Avenue of the          President    President   in the Fund Complex since November 2002.
Americas                    and Chief    and Chief   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Executive    Executive   Complex since 1999. President and Chief
                            Officer       Officer    Operating Officer of Morgan Stanley Investment
                                         since 2002  Management since December 1998. President and
                                                     Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------


+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.


------------------------------------


++ See Table E below.



  As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the

Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                          OPEN-END FUND COMPLEX
                                                       -----------------------------------------------------------
                                                                             AGGREGATE ESTIMATED
                                                                               MAXIMUM ANNUAL           TOTAL
                                                        AGGREGATE PENSION     BENEFITS FROM THE     COMPENSATION
                                                          OR RETIREMENT         OPEN-END FUND      BEFORE DEFERRAL
                              AGGREGATE COMPENSATION   BENEFITS ACCRUED AS      COMPLEX UPON        FROM OPEN-END
          NAME(1)             FROM THE REGISTRANT(2)   PART OF EXPENSES(3)      RETIREMENT(4)      FUND COMPLEX(5)
          -------             ----------------------   -------------------   -------------------   ---------------
J. Miles Branagan...........          $9,355                 $64,907               $60,000            $107,000
Jerry D. Choate.............           9,355                  24,774                60,000             107,000
Linda Hutton Heagy..........           9,355                   6,858                60,000             107,000
R. Craig Kennedy............           9,355                   4,617                60,000             107,000
Jack E. Nelson..............           9,355                  33,020                60,000             107,000
Wayne W. Whalen.............           9,355                  22,198                60,000             107,000
Suzanne H. Woolsey..........           9,355                  15,533                60,000             107,000


---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to the trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.


                                    TABLE A


           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                             TRUSTEE
                                                       FISCAL   -----------------------------------------------------------------
                                                       YEAR-
                      FUND NAME                         END     BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN    WOOLSEY
                      ---------                        ------   --------   ------   -----    -------   ------   ------    -------
  Insured Tax Free Income Fund........................  9/30     $2,271    $2,271   $2,271   $2,271    $2,271   $2,271    $2,271
  Strategic Municipal Income Fund.....................  9/30      1,854     1,854    1,854    1,854     1,854    1,854     1,854
  California Insured Tax Free Fund....................  9/30      1,257     1,257    1,257    1,257     1,257    1,257     1,257
  Municipal Income Fund...............................  9/30      1,814     1,814    1,814    1,814     1,814    1,814     1,814
  Intermediate Term Municipal Income Fund.............  9/30      1,065     1,065    1,065    1,065     1,065    1,065     1,065
  New York Tax Free Income Fund.......................  9/30      1,094     1,094    1,094    1,094     1,094    1,094     1,094
                                                                 ------    ------   ------   ------    ------   ------    ------
    Trust Total.......................................           $9,355    $9,355   $9,355   $9,355    $9,355   $9,355    $9,355
                                                                 ======    ======   ======   ======    ======   ======    ======


                                    TABLE B


      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                             TRUSTEE
                                                             FISCAL   ------------------------------------------------------
                                                             YEAR-
                         FUND NAME                            END     BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           ------   --------   ------   -----    -------   ------   ------
  Insured Tax Free Income Fund..............................  9/30     $2,271    $2,271   $2,271   $  541    $2,271   $2,271
  Strategic Municipal Income Fund...........................  9/30      1,854     1,854    1,854      437     1,854    1,854
  California Insured Tax Free Fund..........................  9/30      1,257     1,257    1,257      267     1,257    1,257
  Municipal Income Fund.....................................  9/30      1,814     1,814    1,814      425     1,814    1,814
  Intermediate Term Municipal Income Fund...................  9/30      1,065     1,065    1,065      214     1,065    1,065
  New York Tax Free Income Fund.............................  9/30      1,094     1,094    1,094      225     1,094    1,094
                                                                       ------    ------   ------   ------    ------   ------
    Trust Total.............................................           $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                       ======    ======   ======   ======    ======   ======


                                    TABLE C


             2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)

                         FROM THE TRUST AND EACH SERIES

                                                                            TRUSTEES                             FORMER TRUSTEES
                                         FISCAL   ------------------------------------------------------------   ----------------
                                         YEAR-
               FUND NAME                  END     BRANAGAN   CHOATE     HEAGY    KENNEDY     NELSON    WHALEN    MILLER     REES
               ---------                 ------   --------   ------     -----    -------     ------    ------    ------     ----
 Insured Tax Free Income Fund...........  9/30    $24,985    $ 7,050   $13,882   $20,950    $ 42,407   $26,580   $ 7,256   $    0
 Strategic Municipal Income Fund........  9/30     14,002      4,108     7,700    12,862      25,026    15,333     4,438        0
 California Insured Tax Free Fund.......  9/30     10,248      2,610     5,729    11,448      21,947    12,783     4,438        0
 Municipal Income Fund..................  9/30     14,487      3,901     8,079    15,654      30,098    17,836     5,996    5,813
 Intermediate Term Municipal Income
   Fund.................................  9/30      9,466      2,234     5,281    11,159      21,304    12,230     4,438        0
 New York Tax Free Income Fund..........  9/30      6,438      2,289     3,054     4,474       8,769     5,832     1,135        0
                                                  -------    -------   -------   -------    --------   -------   -------   ------
     Trust Total........................          $79,626    $22,192   $43,725   $76,547    $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======    ========   =======   =======   ======

                                                FORMER TRUSTEES
                                          ----------------------------

               FUND NAME                  ROBINSON   ROONEY     SISTO
               ---------                  --------   ------     -----
 Insured Tax Free Income Fund...........  $11,373    $10,133   $14,087
 Strategic Municipal Income Fund........    6,621      5,911     6,761
 California Insured Tax Free Fund.......    6,621      3,861     4,815
 Municipal Income Fund..................    8,650      5,852    15,801
 Intermediate Term Municipal Income
   Fund.................................    6,621      3,460     4,463
 New York Tax Free Income Fund..........    1,851      3,050     3,020
                                          -------    -------   -------
     Trust Total........................  $41,737    $32,267   $48,947
                                          =======    =======   =======


                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                             TRUSTEE
                                         --------------------------------------------------------------------------------
FUND NAME                                BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                --------   ------   -----   -------   -----   ------   ------   ------   -------
  Insured Tax Free Income Fund..........   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Strategic Municipal Income Fund.......   1995      1999    1995     1993     1999     1985     1999     1985     1999
  California Insured Tax Free Fund......   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Municipal Income Fund.................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  Intermediate Term Municipal Income
    Fund................................   1995      1999    1995     1993     1999     1993     1999     1993     1999
  New York Tax Free Income Fund.........   1995      1999    1995     1994     1999     1994     1999     1994     1999

                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                       OFFICER
                                                             ------------------------------------------------------------
FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000



  During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



  The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and
R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



  The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.



  The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

  In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES



                                                                                         TRUSTEE
                                                           --------------------------------------------------------------------
                                                            BRANAGAN      CHOATE     HEAGY      KENNEDY     NELSON    WOOLSEY
                                                            --------      ------     -----      -------     ------    -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST...........
California Insured Tax Free Fund.........................     none         none       none        none      none        none
Insured Tax Free Income Fund.............................     over
                                                            $100,000       none       none     $1-$10,000   none        none
Intermediate Term Municipal Income Fund..................  $1-$10,000      none       none     $1-$10,000   none        none
Municipal Income Fund....................................     over                    $1-
                                                            $100,000       none     $10,000    $1-$10,000   none        none
New York Tax Free Income Fund............................     none         none       none        none      none        none
Strategic Municipal Income Fund..........................  $1-$10,000      none       none     $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
  THE OPEN-END FUND COMPLEX..............................     over       $10,001-   $10,001-      over
                                                            $100,000     $50,000    $50,000     $100,000    none     $1-$10,000



INTERESTED TRUSTEES



                                                                          TRUSTEE
                                                              --------------------------------
                                                               MERIN      POWERS      WHALEN
                                                               -----      ------      ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST..............
California Insured Tax Free Fund............................    none       none        none
Insured Tax Free Income Fund................................    none       none     $1-$10,000
Intermediate Term Municipal Income Fund.....................    none       none        none
Municipal Income Fund.......................................    none       none     $1-$10,000
New York Tax Free Income Fund...............................    none       none        none
Strategic Municipal Income Fund.............................    none       none     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................    over       over        over
                                                              $100,000   $100,000    $100,000



  As of January 8, 2003, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


  The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT


  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.


  In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.


  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


                                                                    FISCAL YEAR ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                       ADVISORY FEES                            2002       2001       2000
                       -------------                          --------   --------   --------
Adviser received the approximate advisory fee net of fee
  waivers...................................................  $      0   $      0   $      0
Adviser waived the approximate advisory fee from the Fund...  $534,400   $450,100   $378,600

                                OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


  During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $23,400, $23,400 and $25,700, respectively, in accounting services fees from the Fund.



  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $11,600, $23,000 and $13,100, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                TOTAL UNDERWRITING     AMOUNTS RETAINED
                                                                    COMMISSIONS         BY DISTRIBUTOR
                                                                -------------------    ----------------
Fiscal year ended September 30, 2002........................         $271,528              $17,744
Fiscal year ended September 30, 2001........................         $306,200              $13,400
Fiscal year ended September 30, 2000........................         $129,000              $14,400

  With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                           TOTAL SALES CHARGE
                                                             -----------------------------------------------
                                                                                               REALLOWED TO
                                                                               AS % OF NET      DEALERS AS
                                                                AS % OF          AMOUNT           A % OF
                   SIZE OF INVESTMENT                        OFFERING PRICE     INVESTED      OFFERING PRICE
                   ------------------                        --------------    -----------    --------------
Less than $100,000.......................................        4.75%            4.99%           4.25%
$100,000 but less than $250,000..........................        3.75%            3.90%           3.25%
$250,000 but less than $500,000..........................        2.75%            2.83%           2.25%
$500,000 but less than $1,000,000........................        2.00%            2.04%           1.75%
$1,000,000 or more.......................................            *                *               *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


  As of September 30, 2002, there were approximately $937,200 and $16,100 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


  For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $103,223 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $362,831 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $273,054 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $89,777 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $90,715 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $38,587 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $52,128 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


  From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT


  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


  The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................    $0           $0             $0
  Fiscal year ended September 30, 2001......................    $0           $0             $0
  Fiscal year ended September 30, 2000......................    $0           $0             $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%



  During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION


  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


  As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

  As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gain, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


  The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

   2003 FEDERAL NEW YORK STATE AND NEW YORK CITY TAXABLE VS. TAX-FREE YIELDS


                                                            COMBINED     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT        FEDERAL    STATE TAX      TAX      ---------------------------------------------
     RETURN            RETURN        TAX RATE     RATE*       RATE*     3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
----------------   ---------------   --------   ---------   ---------   -----   -----   -----   -----   -----   -----
$        0-6,000   $      0-12,000    10.00%      6.907%      16.20%    4.18%   4.77%   5.37%   5.97%   6.56%   7.16%
    6,000-28,400     12,000-47,450    15.00      10.441       23.90     4.60    5.26    5.91    6.57    7.23    7.88
   28,400-68,800    47,500-114,650    27.00      10.498       34.70     5.36    6.13    6.89    7.66    8.42    9.19
  68,800-143,550   114,650-174,700    30.00      10.498       37.30     5.58    6.38    7.18    7.97    8.77    9.57
 143,500-311,950   174,700-311,950    35.00      10.498       41.80     6.01    6.87    7.73    8.59    9.45    10.31
    Over 311,950      Over 311,950    38.60      10.498       45.00     6.36    7.27    8.18    9.09    10.00   10.91

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       ---------------------
     RETURN       6.50%   7.00%   7.50%
----------------  -----   -----   -----
$        0-6,000  7.76%   8.35%    8.95%
    6,000-28,400  8.54    9.20     9.86
   28,400-68,800  9.95    10.72   11.49
  68,800-143,550  10.37   11.16   11.96
 143,500-311,950  11.17   12.03   12.89
    Over 311,950  11.82   12.73   13.64


---------------

* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.



          2003 FEDERAL AND NEW YORK STATE TAXABLE VS. TAX-FREE YIELDS*


                                                             COMBINED
     SINGLE             JOINT         FEDERAL    STATE TAX      TAX
     RETURN             RETURN        TAX RATE     RATE*       RATE*
----------------   ----------------   --------   ---------   ---------
$        0-6,000   $       0-12,000    10.00%      4.000%      13.60%
    6,000-28,400      12,000-47,450    15.00       6.850       20.80
   28,400-68,800     47,450-114,650    27.00       6.850       32.00
  68,800-143,500    114,650-174,700    30.00       6.850       34.80
 144,500-311,950    174,700-311,950    35.00       6.850       39.50
    Over 311,950       Over 311,950    38.60       6.850       42.80

                               TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       ---------------------------------------------------------------------
     RETURN       3.50%   4.00%   4.50%   5.00%   5.50%   6.00%   6.50%   7.00%   7.50%
----------------  -----   -----   -----   -----   -----   -----   -----   -----   -----
$        0-6,000  4.05%   4.63%   5.21%   5.79%   6.37%   6.94%   7.52%   8.10%    8.68%
    6,000-28,400  4.42    5.05    5.68    6.31    6.94    7.58    8.21    8.84     9.47
   28,400-68,800  5.15    5.88    6.62    7.35    8.09    8.82    9.56    10.29   11.03
  68,800-143,500  5.37    6.13    6.90    7.67    8.44    9.20    9.97    10.74   11.50
 144,500-311,950  5.79    6.61    7.44    8.26    9.09    9.92    10.74   11.57   12.40
    Over 311,950  6.12    6.99    7.87    8.74    9.62    10.49   11.36   12.24   13.11


---------------

* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                FUND PERFORMANCE


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.40%, (ii) the five-year period ended September 30, 2002 was 5.56% and (iii) the eight-year, two-month period from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) through September 30, 2002 was 6.59%.



  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 4.28%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 4.16%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 7.27%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 68.49%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 76.85%.


CLASS B SHARES


  The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 4.83%, (ii) the five-year period ended September 30, 2002 was 5.57% and (iii) the eight-year, two-month period from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) through September 30, 2002 was 6.55%.



  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2002 was 3.76%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 3.66%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 6.40%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 51.37%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 51.37%.

CLASS C SHARES


  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 7.83%, (ii) the five-year period ended September 30, 2002 was 5.82% and (iii) the eight-year, two-month period from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) through September 30, 2002 was 6.45%.



  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 3.75%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 3.66%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 6.40%.



  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 24, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 51.01%.



  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 24, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 51.01%.


  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


  Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



LEGAL COUNSEL


  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen New York Tax Free Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                 COUPON      MATURITY      VALUE
          MUNICIPAL BONDS  99.9%
          NEW YORK  98.7%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev
          Van Allen Proj Ser A...................         6.875%  06/01/39   $    310,537
 1,250    Hempstead Town, NY Indl Dev Adelphi
          Univ Civic Fac.........................         5.750   06/01/22      1,365,687
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev
          NY Institute of Technology Rfdg
          (Prerefunded @ 03/01/06)...............         7.500   03/01/26        598,710
 1,250    Long Island Pwr Auth, NY Elec Sys Rev
          Gen Ser A (AMBAC Insd).................         5.500   12/01/09      1,447,312
 1,645    Metropolitan Tran Auth NY Commuter Fac
          Rev Contract (Escrowed to Maturity)
          (a)....................................         5.500   07/01/14      1,895,764
 1,000    Metropolitan Tran Auth NY Rev Ser A
          Rfdg (AMBAC Insd)......................         5.500   11/15/19      1,122,500
 1,000    Metropolitan Tran Auth NY Svc Contract
          Ser A Rfdg.............................         5.125   01/01/29      1,039,620
 1,000    Monroe Cnty, NY Indl Dev Agy Nazareth
          College Rochester Proj (MBIA Insd).....         5.250   10/01/21      1,080,370
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl
          Dev Empire Sports Proj Ser A...........         6.250   03/01/28        271,500
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John
          Fisher College Proj....................         5.375   06/01/09      1,301,569
   980    Monroe Cnty, NY Indl Dev Agy Student
          Hsg Collegiate Ser A...................         5.250   04/01/19        985,674
 1,500    Municipal Assist Corp for New York City
          Ser O..................................         5.250   07/01/08      1,699,485
 2,510    Nassau Cnty, NY Interim Fin Auth Sales
          Tax Secd Ser A.........................         5.750   11/15/13      2,916,871
 1,000    Nassau Cnty, NY Interim Fin Auth Sales
          Tax Secd Ser A1 (AMBAC Insd)...........         5.375   11/15/16      1,122,500
 1,500    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd)...................         5.500   02/15/18      1,680,000
 1,000    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd)...................         5.500   02/15/19      1,113,360

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York City Hsg Dev Corp Ser A.......         5.500%  11/01/34   $  1,038,440
   480    New York City Indl Dev Agy Civic Fac
          Rev Cmnty Res Developmentally
          Disabled...............................         7.500   08/01/26        489,595
   500    New York City Indl Dev Agy Civic Fac
          Rev College of New Rochelle Proj.......         5.750   09/01/17        536,815
   500    New York City Indl Dev Agy Civic Fac
          Rev YMCA Greater NY Proj...............         6.000   08/01/07        559,150
 1,015    New York City Indl Dev Agy Fac Rev
          Royal Charter-NY Presbyterian (FSA
          Insd)..................................         5.250   12/15/11      1,168,844
 1,405    New York City Indl Dev Agy Fac Rev
          Royal Charter-NY Presbyterian (FSA
          Insd)..................................         5.375   12/15/16      1,595,954
 1,250    New York City Indl Dev Agy Spl Arpt Fac
          Rev Airl JFK I LLC Proj Ser A..........         5.500   07/01/28      1,188,837
 1,440    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj...........         6.100   01/01/09      1,490,587
   500    New York City Indl Dev Agy Staten
          Island Univ Hosp Proj C................         6.450   07/01/32        512,740
   500    New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B (AMBAC Insd).........         5.375   06/15/19        528,105
   500    New York City Muni Wtr Fin Ser B.......         6.000   06/15/33        593,760
   825    New York City Muni Wtr Fin Ser B
          (Prerefunded @ 06/15/10)...............         6.000   06/15/33        997,862
 1,000    New York City Ser A Rfdg...............         5.250   03/15/14      1,125,610
   500    New York City Ser B....................         5.700   08/15/07        558,200
 1,000    New York City Ser B (MBIA Insd)........         5.875   08/01/15      1,173,990
   300    New York City Ser G....................         5.250   08/01/16        322,065
 1,020    New York City Ser H....................         5.750   03/15/13      1,165,748
 1,000    New York City Ser H (FGIC Insd)........         6.000   08/01/12      1,219,990
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (b).........  5.500/14.000   11/01/26      1,161,550
 1,540    New York City Transitional Future Tax
          Secd Ser B.............................         5.500   02/01/15      1,751,519
   460    New York City Transitional Future Tax
          Secd Ser B (Prerefunded @ 02/01/11)....         5.500   02/01/15        542,423
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd).....         5.500   07/01/09        587,556
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd).....         5.500   07/01/10        694,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,500    New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pg Ser 1 (FSA Insd)......         5.500%  01/15/14   $  1,719,765
 1,000    New York St Dorm Auth Lease Rev St Univ
          Dorm Fac...............................         5.375   07/01/16      1,121,660
 1,000    New York St Dorm Auth Rev City Univ
          Cons Third Ser 1 (FGIC Insd)...........         5.250   07/01/25      1,050,900
 1,230    New York St Dorm Auth Rev City Univ Ser
          D Rfdg (FSA Insd)......................         5.750   07/01/12      1,444,918
   750    New York St Dorm Auth Rev City Univ Sys
          Cons Ser A.............................         5.625   07/01/16        886,215
 1,000    New York St Dorm Auth Rev City Univ Sys
          Cons Ser B.............................         6.000   07/01/14      1,191,710
   600    New York St Dorm Auth Rev City Univ Sys
          Third Gen Res 2 Rfdg...................         6.000   07/01/05        665,058
 1,455    New York St Dorm Auth Rev Insd NY Sarc
          Inc Ser A (FSA Insd)...................         5.000   07/01/11      1,641,633
 1,055    New York St Dorm Auth Rev Insd NY St
          Rehab Assn Ser A (AMBAC Insd)..........         5.500   07/01/13      1,232,335
 1,040    New York St Dorm Auth Rev Insd NY St
          Rehab Assn Ser A (AMBAC Insd)..........         5.500   07/01/15      1,198,558
 1,000    New York St Dorm Auth Rev Mental Hlth
          Svc Fac Impt Ser B (MBIA Insd).........         5.250   08/15/31      1,052,460
 1,875    New York St Dorm Auth Rev Mental Hlth
          Svc Fac Impt Ser D (FSA Insd)..........         5.500   08/15/08      2,137,950
 1,200    New York St Dorm Auth Rev Miriam Osborn
          Mem Home Ser B (ACA Insd)..............         6.375   07/01/29      1,354,764
   750    New York St Dorm Auth Rev Nursing Home
          Menorah Campus (FHA Gtd)...............         5.950   02/01/17        829,305
 1,000    New York St Dorm Auth Rev Sch Dist Fin
          Pgm Ser C (MBIA Insd)..................         5.250   10/01/16      1,116,640
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd)...         5.750   02/15/08      1,137,820
   500    New York St Dorm Auth Rev St Univ Ed
          Fac (Prerefunded @ 05/15/06)...........         5.750   05/15/10        575,205
 1,000    New York St Dorm Auth Rev St Univ Ed
          Fac 1989 Res (MBIA Insd)...............         6.000   05/15/15      1,185,110
 1,000    New York St Dorm Auth Rev St Univ Ed
          Fac Ser A..............................         5.250   05/15/21      1,120,160
 1,240    New York St Dorm Auth Rev St Univ Ed
          Fac Ser A (FSA Insd)...................         5.875   05/15/17      1,508,609

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,665    New York St Dorm Auth Rev St Univ Ed
          Fac Ser B (FSA Insd)...................         5.250%  05/15/13   $  1,917,630
   500    New York St Energy Resh & Dev Auth Gas
          Fac Rev Brooklyn Union Gas Ser B
          (Inverse Fltg) (c).....................        11.997   07/01/26        635,035
 1,000    New York St Environ Fac Corp St Clean
          Wtr & Drinking Revolving Fds Pooled Fin
          Pgm I..................................         5.250   09/15/19      1,093,660
 2,280    New York St Loc Govt Assist Corp Ser E
          Rfdg...................................         6.000   04/01/14      2,764,067
 1,500    New York St Med Care Fac Fin Hosp &
          Nursing Home Ser D Agy Rev (FHA Insd)..         6.200   02/15/28      1,639,365
 1,000    New York St Mtg Agy Rev Homeowner Mtg
          Ser 71.................................         5.400   04/01/29      1,031,460
 2,000    New York St Mtg Agy Rev Homeowner Mtg
          Ser 82.................................         5.650   04/01/30      2,089,220
 1,000    New York St Mtg Agy Rev Ser 101........         5.400   04/01/32      1,045,230
 1,000    New York St Ser A Rfdg.................         5.250   03/15/15      1,114,770
 1,000    New York St Twy Auth Svc Contract Rev
          Loc Hwy & Brdg.........................         6.000   04/01/07      1,146,570
 1,500    New York St Twy Auth Svc Contract Rev
          Loc Hwy & Brdg.........................         5.500   04/01/16      1,699,890
 1,000    New York St Twy Auth Svc Contract Rev
          Loc Hwy & Brdg (AMBAC Insd)............         5.500   04/01/11      1,156,230
   500    New York St Urban Dev Corp Rev
          Correctional Cap Fac Ser A Rfdg........         5.500   01/01/14        581,945
 1,400    New York St Urban Dev Corp Rev Personal
          Income Tax St Fac Ser A................         5.375   03/15/18      1,548,582
   420    Niagara Falls, NY Pub Impt (MBIA Insd)
          (a)....................................         6.900   03/01/20        457,661
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac
          Saint Elizabeth Med Ser A..............         5.875   12/01/29        288,672
 1,000    Onondaga Cnty, NY Indl Dev Sr Air
          Cargo..................................         6.125   01/01/32        999,960
   200    Port Auth NY & NJ Spl Oblig............         7.000   10/01/07        211,580
   555    Rockland Cnty, NY Indl Dev Agy Civic
          Fac Rev Dominican College Proj, 144A-
          Private Placement (d)..................         6.250   05/01/28        541,480
 1,000    Rondout Vly Cent Sch Dist NY Accord Ser
          A Rfdg (FGIC Insd).....................         5.000   03/01/19      1,062,070

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,320    Sodus, NY Cent Sch Dist Rfdg (FGIC
          Insd)..................................         5.125%  06/15/18   $  1,433,441
   110    Syracuse, NY Hsg Auth Rev Sub Proj
          Loretto Rest Ser B.....................         7.500   08/01/10        112,341
   250    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A......................         7.375   03/01/21        262,875
 2,000    Triborough Brdg & Tunl Auth NY Gen Purp
          Ser A..................................         5.250   01/01/18      2,177,900
 1,500    Triborough Brdg & Tunl Auth NY Gen Purp
          Ser A..................................         5.000   01/01/32      1,548,690
 2,000    Triborough Brdg & Tunl Auth NY Gen Purp
          Ser B Rfdg (e).........................         5.000   11/15/20      2,114,700
   300    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev Benedictine Hosp Proj Ser A........         6.250   06/01/08        292,899
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY
          Wtr Sys Rev (AMBAC Insd)...............         5.750   04/01/20      1,139,070
   475    Utica, NY Indl Dev Agy Civic Fac Rev
          Utica College Proj Ser A...............         5.750   08/01/28        441,551
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Ppty Yonkers Inc Ser A.......         6.625   02/01/26      1,066,540
                                                                             ------------
                                                                               98,741,158
                                                                             ------------
          U. S. VIRGIN ISLANDS  1.2%
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpt Taxes Ln Nt Ser A.................         6.375   10/01/19      1,147,460
                                                                             ------------

TOTAL INVESTMENTS  99.9%
  (Cost $92,765,806)......................................................     99,888,618
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...............................        139,716
                                                                             ------------

NET ASSETS  100.0%........................................................   $100,028,334
                                                                             ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Security purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $92,765,806)........................  $ 99,888,618
Receivables:
  Interest..................................................     1,314,059
  Investments Sold..........................................     1,128,553
  Fund Shares Sold..........................................       289,310
Other.......................................................        44,066
                                                              ------------
    Total Assets............................................   102,664,606
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,095,260
  Custodian Bank............................................       169,905
  Income Distributions......................................        98,905
  Distributor and Affiliates................................        85,833
  Fund Shares Repurchased...................................        41,548
Accrued Expenses............................................        79,935
Trustees' Deferred Compensation and Retirement Plans........        64,886
                                                              ------------
    Total Liabilities.......................................     2,636,272
                                                              ------------
NET ASSETS..................................................  $100,028,334
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 93,929,136
Net Unrealized Appreciation.................................     7,122,812
Accumulated Undistributed Net Investment Income.............        59,000
Accumulated Net Realized Loss...............................    (1,082,614)
                                                              ------------
NET ASSETS..................................................  $100,028,334
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $47,470,607 and 2,878,069 shares of
    beneficial interest issued and outstanding).............  $      16.49
    Maximum sales charge (4.75%* of offering price).........           .82
                                                              ------------
    Maximum offering price to public........................  $      17.31
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,547,024 and 2,461,282 shares of
    beneficial interest issued and outstanding).............  $      16.47
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,010,703 and 728,747 shares of
    beneficial interest issued and outstanding).............  $      16.48
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $4,503,834
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $108,578, $364,161 and $90,673,
  respectively).............................................     563,412
Investment Advisory Fee.....................................     534,364
Accounting..................................................      50,049
Shareholder Services........................................      38,564
Shareholder Reports.........................................      34,513
Legal.......................................................      18,651
Trustees' Fees and Related Expenses.........................      17,891
Custody.....................................................       5,628
Other.......................................................      28,203
                                                              ----------
    Total Expenses..........................................   1,291,275
    Expense Reduction ($534,364 Investment Advisory Fee and
      $76,315 Other)........................................     610,679
    Less Credits Earned on Cash Balances....................         534
                                                              ----------
    Net Expenses............................................     680,062
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,823,772
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $1,168,453
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,879,055
  End of the Period.........................................   7,122,812
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,243,757
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $4,412,210
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $8,235,982
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  3,823,772          $  3,239,833
Net Realized Gain..............................       1,168,453               502,874
Net Unrealized Appreciation During the
  Period.......................................       3,243,757             3,406,063
                                                   ------------          ------------
Change in Net Assets from Operations...........       8,235,982             7,148,770
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (2,039,139)           (1,769,049)
  Class B Shares...............................      (1,433,678)           (1,356,936)
  Class C Shares...............................        (354,893)             (252,913)
                                                   ------------          ------------
Total Distributions............................      (3,827,710)           (3,378,898)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       4,408,272             3,769,872
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      29,177,083            31,138,250
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       2,645,188             2,352,039
Cost of Shares Repurchased.....................     (21,982,908)          (13,901,529)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       9,839,363            19,588,760
                                                   ------------          ------------
TOTAL INCREASE IN NET ASSETS...................      14,247,635            23,358,632
NET ASSETS:
Beginning of the Period........................      85,780,699            62,422,067
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $59,000 and $26,550, respectively)...........    $100,028,334          $ 85,780,699
                                                   ============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             NINE        YEAR
                                                                            MONTHS      ENDED
                                          YEAR ENDED SEPTEMBER 30,           ENDED     DEC. 31,
CLASS A SHARES                       -----------------------------------   SEPT. 30,   --------
                                     2002 (a)    2001     2000     1999      1998        1997
                                     ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $15.76    $14.91   $14.94   $16.22    $15.73      $14.99
                                      ------    ------   ------   ------    ------      ------
  Net Investment Income............      .74       .73      .77      .79       .60         .79
  Net Realized and Unrealized
    Gain/Loss......................      .73       .88     (.07)   (1.19)      .51         .79
                                      ------    ------   ------   ------    ------      ------
Total from Investment Operations...     1.47      1.61      .70     (.40)     1.11        1.58
                                      ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net Investment
    Income.........................      .74       .76      .73      .79       .60         .80
  Distributions from Net Realized
    Gain...........................      -0-       -0-      -0-      .09       .02         .04
                                      ------    ------   ------   ------    ------      ------
Total Distributions................      .74       .76      .73      .88       .62         .84
                                      ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $16.49    $15.76   $14.91   $14.94    $16.22      $15.73
                                      ======    ======   ======   ======    ======      ======

Total Return* (b)..................    9.63%    10.97%    4.91%   -2.61%     7.11%**    10.92%
Net Assets at End of the Period (In
  millions)........................   $ 47.5    $ 43.5   $ 29.0   $ 36.6    $ 25.0      $ 18.0
Ratio of Expenses to Average Net
  Assets*..........................     .38%      .53%     .61%     .33%      .39%        .64%
Ratio of Net Investment Income to
  Average Net Assets*..............    4.68%     4.74%    5.26%    5.03%     5.01%       5.16%
Portfolio Turnover.................      43%       30%      58%      67%       53%**       60%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................    1.07%     1.13%    1.32%    1.23%     1.43%       1.47%
Ratio of Net Investment Income to
  Average Net Assets...............    3.99%     4.14%    4.56%    4.13%     3.97%       4.33%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE        YEAR
                                                                           MONTHS      ENDED
                                         YEAR ENDED SEPTEMBER 30,           ENDED     DEC. 31,
CLASS B SHARES                      -----------------------------------   SEPT. 30,   --------
                                    2002 (a)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $15.74    $14.90   $14.92   $16.21    $15.73      $14.99
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .62       .62      .66      .68       .51         .69
  Net Realized and Unrealized
    Gain/Loss.....................      .73       .86     (.06)   (1.20)      .51         .78
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     1.35      1.48      .60     (.52)     1.02        1.47
                                     ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............      .62       .64      .62      .68       .52         .69
  Distributions from Net Realized
    Gain..........................      -0-       -0-      -0-      .09       .02         .04
                                     ------    ------   ------   ------    ------      ------
Total Distributions...............      .62       .64      .62      .77       .54         .73
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $16.47    $15.74   $14.90   $14.92    $16.21      $15.73
                                     ======    ======   ======   ======    ======      ======

Total Return* (b).................    8.83%    10.09%    4.17%   -3.34%     6.58%**    10.07%
Net Assets at End of the Period
  (In millions)...................   $ 40.5    $ 35.0   $ 28.8   $ 28.2    $ 19.0      $ 13.1
Ratio of Expenses to Average Net
  Assets*.........................    1.13%     1.28%    1.36%    1.08%     1.14%       1.36%
Ratio of Net Investment Income to
  Average Net Assets*.............    3.93%     3.99%    4.51%    4.27%     4.26%       4.49%
Portfolio Turnover................      43%       30%      58%      67%       53%**       60%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................    1.82%     1.88%    2.07%    1.98%     2.19%       2.18%
Ratio of Net Investment Income to
  Average Net Assets..............    3.24%     3.39%    3.81%    3.37%     3.21%       3.67%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE        YEAR
                                                                           MONTHS      ENDED
                                         YEAR ENDED SEPTEMBER 30,           ENDED     DEC. 31,
CLASS C SHARES                      -----------------------------------   SEPT. 30,   --------
                                    2002 (a)    2001     2000     1999      1998        1997
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $15.75    $14.91   $14.92   $16.20    $15.73      $14.99
                                     ------    ------   ------   ------    ------      ------
  Net Investment Income...........      .62       .60      .68      .68       .51         .68
  Net Realized and Unrealized
    Gain/Loss.....................      .73       .88     (.07)   (1.19)      .50         .79
                                     ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................     1.35      1.48      .61     (.51)     1.01        1.47
                                     ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............      .62       .64      .62      .68       .52         .69
  Distributions from Net Realized
    Gain..........................      -0-       -0-      -0-      .09       .02         .04
                                     ------    ------   ------   ------    ------      ------
Total Distributions...............      .62       .64      .62      .77       .54         .73
                                     ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $16.48    $15.75   $14.91   $14.92    $16.20      $15.73
                                     ======    ======   ======   ======    ======      ======

Total Return* (b).................    8.83%    10.09%    4.24%   -3.28%     6.51%**    10.07%
Net Assets at End of the Period
  (In millions)...................   $ 12.0    $  7.3   $  4.6   $  5.1    $  3.1      $  1.0
Ratio of Expenses to Average Net
  Assets*.........................    1.13%     1.30%    1.36%    1.08%     1.14%       1.41%
Ratio of Net Investment Income to
  Average Net Assets*.............    3.92%     3.97%    4.52%    4.28%     4.22%       4.37%
Portfolio Turnover................      43%       30%      58%      67%       53%**       60%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................    1.82%     1.90%    2.07%    1.98%     2.18%       2.23%
Ratio of Net Investment Income to
  Average Net Assets..............    3.23%     3.37%    3.81%    3.38%     3.17%       3.55%

** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $2,095,260 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $36,388 increase in cost of securities and a corresponding $36,388 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $9,306; increase net unrealized appreciation by $21,778, and decrease net realized gains by $31,084. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $993,943 which will expire on September 30, 2009.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $92,808,783
                                                                ===========
Gross tax unrealized appreciation...........................    $ 7,434,371
Gross tax unrealized depreciation...........................       (354,536)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 7,079,835
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                               2002       2001
Distributions paid from:
  Ordinary income...........................................  $25,277    $28,526
  Long-term capital gain....................................      -0-        -0-
                                                              -------    -------
                                                              $25,277    $28,526
                                                              =======    =======

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $4,711

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $534 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.60%
Over $500 million...........................................     0.50%

    For the year ended September 30, 2002, the Adviser voluntarily waived $534,364 of its investment advisory fees and assumed $76,315 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $6,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $35,000 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $29,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $40,414 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $44,909,274, $37,536,341 and $11,483,521 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     932,347    $ 14,737,924
  Class B.................................................     555,685       8,780,808
  Class C.................................................     357,695       5,658,351
                                                            ----------    ------------
Total Sales...............................................   1,845,727    $ 29,177,083
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      91,984    $  1,451,414
  Class B.................................................      59,837         942,959
  Class C.................................................      15,889         250,815
                                                            ----------    ------------
Total Dividend Reinvestment...............................     167,710    $  2,645,188
                                                            ==========    ============
Repurchases:
  Class A.................................................    (903,144)   $(14,306,507)
  Class B.................................................    (377,400)     (5,933,734)
  Class C.................................................    (110,184)     (1,742,667)
                                                            ----------    ------------
Total Repurchases.........................................  (1,390,728)   $(21,982,908)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $43,026,443, $33,746,308 and $7,317,022 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................  1,096,699    $ 17,109,890
  Class B.................................................    680,740      10,548,185
  Class C.................................................    223,702       3,480,175
                                                            ---------    ------------
Total Sales...............................................  2,001,141    $ 31,138,250
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     83,518    $  1,296,275
  Class B.................................................     56,484         875,193
  Class C.................................................     11,636         180,571
                                                            ---------    ------------
Total Dividend Reinvestment...............................    151,638    $  2,352,039
                                                            ---------    ------------
Repurchases:
  Class A.................................................   (365,557)   $ (5,677,652)
  Class B.................................................   (450,902)     (6,995,049)
  Class C.................................................    (78,978)     (1,228,828)
                                                            ---------    ------------
Total Repurchases.........................................   (895,437)   $(13,901,529)
                                                            =========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 50,806 and 119,240 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $31,600 and CDSC on redeemed shares of approximately $82,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $50,297,815 and $37,843,060, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $315,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $16,200.

                      STATEMENT OF ADDITIONAL INFORMATION

                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

     Van Kampen Strategic Municipal Income Fund's (the "Fund", formerly known as Van Kampen Tax Free High Income Fund) investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833
for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-7
Investment Restrictions.....................................   B-11
Trustees and Officers.......................................   B-13
Investment Advisory Agreement...............................   B-21
Other Agreements............................................   B-22
Distribution and Service....................................   B-23
Transfer Agent..............................................   B-26
Portfolio Transactions and Brokerage Allocation.............   B-27
Shareholder Services........................................   B-28
Redemption of Shares........................................   B-30
Contingent Deferred Sales Charge-Class A....................   B-31
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-31
Taxation....................................................   B-32
Fund Performance............................................   B-36
Other Information...........................................   B-39
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-31



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2003.




                                                          STMI SAI 1/03

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1985 as a Maryland corporation under the name Van Kampen Merritt Tax Free High Income Fund Inc. and was reorganized in 1987 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Tax Free High Income Fund on July 31, 1995. On July 14, 1998, the Fund changed its name to Van Kampen Tax Free High Income Fund. On January 25, 2002, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.



     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 8, 2003, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                            PERCENTAGE
                      NAME AND ADDRESS                          CLASS      OWNERSHIP AT
                         OF HOLDER                            OF SHARES   JANUARY 8, 2003
------------------------------------------------------------  ---------   ---------------
Edward Jones & Co...........................................    A             24.52%
 Attn: Mutual Fund                                              B              7.95%
 Shareholder Accounting                                         C              7.49%
 201 Progress Pkwy.
 Maryland Hts., MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc.....................    B              7.11%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FU8
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc.....................    C             15.86%
 For the Sole Benefit of its Customers
 Attn: Fund Administration 97FY0
 4800 Deer Lake Drive East
 2nd Floor
 Jacksonville, FL 32246-6484
Morgan Stanley DW Inc.......................................    B              7.95%
 825 Third Ave.
 New York, NY 10022
Smith Barney House Account..................................    B              5.84%
 00109801250                                                    C              7.85%
 Attn: Cindy Tempesta, 7th Fl.
 333 W. 34th St.
 New York, NY 10001-2483

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poors ("S&P") or "P-1" from Moody's Investors Service ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash and liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.


     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.


     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry; and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the CFTC.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in their respective portfolios.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

  10. Invest in equity interests in oil, gas or other mineral exploration of development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures contracts and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                                TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (70)      Trustee          +       Private investor. Trustee/Director of funds in       55
1632 Morning Mountain Road                           the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (64)        Trustee          +       Trustee/Director of funds in the Fund Complex.       55
33971 Selva Road                                     Prior to January 1999, Chairman and Chief
Suite 130                                            Executive Officer of the Allstate Corporation
Dana Point, CA 92629                                 ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.
Linda Hutton Heagy (54)     Trustee          +       Regional Managing Partner of Heidrick &              55
Sears Tower                                          Struggles, an executive search firm.
233 South Wacker Drive                               Trustee/Director of funds in the Fund Complex.
Suite 7000                                           Trustee on the University of Chicago Hospitals
Chicago, IL 60606                                    Board, Vice Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson, Inc.,
                                                     an executive recruiting firm. Prior to 1996,
                                                     Trustee of The International House Board, a
                                                     fellowship and housing organization for
                                                     international graduate students. Formerly,
                                                     Executive Vice President of ABN AMRO, N.A., a
                                                     Dutch bank holding company. Prior to 1992,
                                                     Executive Vice President of La Salle National
                                                     Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (70)
1632 Morning Mountain Road
Raleigh, NC 27614
Jerry D. Choate (64)        Director of Amgen
33971 Selva Road            Inc., a
Suite 130                   biotechnological
Dana Point, CA 92629        company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
R. Craig Kennedy (50)       Trustee          +       Director and President, German Marshall Fund of      55
11 DuPont Circle, N.W.                               the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee          +       President, Nelson Investment Planning Services,      55
423 Country Club Drive                               Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (61)     Trustee          +       Chief Communications Officer of the National         55
2101 Constitution Ave.,                              Academy of Sciences/National Research Council,
N.W.                                                 an independent, federally chartered policy
Room 285                                             institution, since 2001 and previously Chief
Washington, D.C. 20418                               Operating Officer from 1993 to 2001.
                                                     Trustee/Director of funds in the Fund Complex.
                                                     Director of the Institute for Defense Analyses,
                                                     a federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, Trustee of Colorado College
                                                     and Vice Chair of the Board of the Council for
                                                     Excellence in Government. Prior to 1993,
                                                     Executive Director of the Commission on
                                                     Behavioral and Social Sciences and Education at
                                                     the National Academy of Sciences/ National
                                                     Research Council. From 1980 through 1989,
                                                     Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (61)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 285                    company, since
Washington, D.C. 20418      January 1998.

                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (49)     President,     See +     President and Chief Executive Officer of the         55
1221 Avenue of the          Chief          below;    funds in the Fund Complex since November 2002.
Americas                    Executive    President   Trustee/ Director of certain funds in the Fund
New York, NY 10020          Officer and  and Chief   Complex since 1999. President and Chief
                            Trustee      Executive   Operating Officer of Morgan Stanley Investment
                                          Officer    Management since December 1998. President and
                                         since 2002  Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and Morgan
                                                     Stanley Services Company Inc. and Executive
                                                     Vice President of Morgan Stanley Distributors
                                                     Inc. April 1997-June 1998, Vice President of
                                                     the Morgan Stanley Funds May 1997-April 1999,
                                                     and Executive Vice President of Dean Witter,
                                                     Discover & Co. prior to May 1997.
Richard F. Powers, III*     Trustee          +       Trustee/Director of funds in the Fund Complex.       92
(56)                                                 Prior to December 2002, Chairman, President,
1 Parkview Plaza                                     Chief Executive Officer, Director and Managing
P.O. Box 5555                                        Director of Van Kampen Investments and its
Oakbrook Terrace, IL 60181                           investment advisory, distribution and other
                                                     subsidiaries. Prior to December 2002, President
                                                     and Chief Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998, Executive Vice
                                                     President and Director of Marketing at Morgan
                                                     Stanley and Director of Dean Witter, Discover &
                                                     Co. and Dean Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (63)       Trustee          +       Partner in the law firm of Skadden, Arps,            92
333 West Wacker Drive                                Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (49)
1221 Avenue of the
Americas
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606


---------------


+ See Table D below.



* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                           Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Chief Investment        ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                         Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.
A. Thomas Smith III (46)      Vice President and      ++      Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                       Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President          ++      Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                              Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,         ++      Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial                 and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President          ++      Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                                   and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.


---------------


++ See Table E below.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of the 55 operating open-end funds in the Fund Complex (the "Open-End Fund Complex"). Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex. Each fund in the Open-End Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Open-End Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee for the Open-End Fund Complex includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Open-End Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Open-End Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. The retirement plan contains an Open-End Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                             OPEN-END FUND COMPLEX
                                                       ------------------------------------------------------------------
                                                                                     AGGREGATE
                                                            AGGREGATE            ESTIMATED MAXIMUM             TOTAL
                                                           PENSION OR           ANNUAL BENEFITS FROM       COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS       THE OPEN-END FUND        BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF           COMPLEX UPON           FROM OPEN-END
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)             RETIREMENT(4)          FUND COMPLEX(5)
       -------             ----------------------      -------------------      --------------------      ---------------
J. Miles Branagan                  $9,355                    $64,907                  $60,000                $107,000
Jerry D. Choate                     9,355                     24,774                   60,000                 107,000
Linda Hutton Heagy                  9,355                      6,858                   60,000                 107,000
R. Craig Kennedy                    9,355                      4,617                   60,000                 107,000
Jack E. Nelson                      9,355                     33,020                   60,000                 107,000
Wayne W. Whalen                     9,355                     22,198                   60,000                 107,000
Suzanne H. Woolsey                  9,355                     15,533                   60,000                 107,000


---------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Phillip B. Rooney resigned as a member of the Board of Trustees of the Fund and other funds in the Open-End Fund Complex on March 27, 2002.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended September 30, 2002. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The details of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each operating series of the Trust during the fiscal year ended September 30, 2002 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Open-End Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Open-End Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Open-End Fund Complex as of December 31, 2002 before deferral by the trustees under the deferred compensation plan. Because the funds in the Open-End Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Open-End Fund Complex during the calendar year ended December 31, 2002. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Open-End Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Open-End Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Open-End Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $245,750 during the calendar year ended December 31, 2002.



                                    TABLE A



           2002 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                             TRUSTEE
                                                       FISCAL    ----------------------------------------------------------------
                      FUND NAME                       YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN   WOOLSEY
                      ---------                       --------   --------   ------   -----    -------   ------   ------   -------
  California Insured Tax Free Fund...................   9/30      $1,257    $1,257   $1,257   $1,257    $1,257   $1,257   $1,257
  Insured Tax Free Income Fund.......................   9/30       2,271     2,271    2,271    2,271     2,271   2,271     2,271
  Intermediate Term Municipal Income Fund............   9/30       1,065     1,065    1,065    1,065     1,065   1,065     1,065
  Municipal Income Fund..............................   9/30       1,814     1,814    1,814    1,814     1,814   1,814     1,814
  New York Tax Free Income Fund......................   9/30       1,094     1,094    1,094    1,094     1,094   1,094     1,094
  Strategic Municipal Income Fund....................   9/30       1,854     1,854    1,854    1,854     1,854   1,854     1,854
                                                                  ------    ------   ------   ------    ------   ------   ------
    Trust Total......................................             $9,355    $9,355   $9,355   $9,355    $9,355   $9,355   $9,355
                                                                  ======    ======   ======   ======    ======   ======   ======



                                    TABLE B



      2002 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES



                                                                                               TRUSTEE
                                                              FISCAL    ------------------------------------------------------
                         FUND NAME                           YEAR-END   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   WHALEN
                         ---------                           --------   --------   ------   -----    -------   ------   ------
  California Insured Tax Free Fund..........................   9/30      $1,257    $1,257   $1,257   $  267    $1,257   $1,257
  Insured Tax Free Income Fund..............................   9/30       2,271     2,271    2,271      541     2,271    2,271
  Intermediate Term Municipal Income Fund...................   9/30       1,065     1,065    1,065      214     1,065    1,065
  Municipal Income Fund.....................................   9/30       1,814     1,814    1,814      425     1,814    1,814
  New York Tax Free Income Fund.............................   9/30       1,094     1,094    1,094      225     1,094    1,094
  Strategic Municipal Income Fund...........................   9/30       1,854     1,854    1,854      437     1,854    1,854
                                                                         ------    ------   ------   ------    ------   ------
    Trust Total.............................................             $9,355    $9,355   $9,355   $2,109    $9,355   $9,355
                                                                         ======    ======   ======   ======    ======   ======



                                    TABLE C



      2002 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                                AND EACH SERIES


                                                                           TRUSTEES                             FORMER TRUSTEES
                                        FISCAL    -----------------------------------------------------------   ----------------
              FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    WHALEN    MILLER     REES
              ---------                --------   --------   ------     -----    -------    ------    ------    ------     ----
  California Insured Tax Free Fund...    9/30     $10,248    $ 2,610   $ 5,729   $11,448   $ 21,947   $12,783   $ 4,438        0
  Insured Tax Free Income Fund.......    9/30      24,985      7,050    13,882    20,950     42,407    26,580     7,256        0
  Intermediate Term Municipal Income
    Fund.............................    9/30       9,466      2,234     5,281    11,159     21,304    12,230     4,438        0
  Municipal Income Fund..............    9/30      14,487      3,901     8,079    15,654     30,098    17,836     5,996   $5,813
  New York Tax Free Income Fund......    9/30       6,438      2,289     3,054     4,474      8,769     5,832     1,135        0
  Strategic Municipal Income Fund....    9/30      14,002      4,108     7,700    12,862     25,026    15,333     4,438        0
                                                  -------    -------   -------   -------   --------   -------   -------   ------
      Trust Total....................             $79,626    $22,192   $43,725   $76,547   $149,551   $90,594   $27,701   $5,813
                                                  =======    =======   =======   =======   ========   =======   =======   ======

                                             FORMER TRUSTEES
                                       ----------------------------
              FUND NAME                ROBINSON   ROONEY     SISTO
              ---------                --------   ------     -----
  California Insured Tax Free Fund...  $ 6,621    $ 3,861   $ 4,815
  Insured Tax Free Income Fund.......   11,373     10,133    14,087
  Intermediate Term Municipal Income
    Fund.............................    6,621      3,460     4,463
  Municipal Income Fund..............    8,650      5,852    15,801
  New York Tax Free Income Fund......    1,851      3,050     3,020
  Strategic Municipal Income Fund....    6,621      5,911     6,761
                                       -------    -------   -------
      Trust Total....................  $41,737    $32,267   $48,947
                                       =======    =======   =======

                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                     TRUSTEE
                                                 --------------------------------------------------------------------------------
FUND NAME                                        BRANAGAN   CHOATE   HEAGY   KENNEDY   MERIN   NELSON   POWERS   WHALEN   WOOLSEY
---------                                        --------   ------   -----   -------   -----   ------   ------   ------   -------
  California Insured Tax Free Fund..............   1995      1999    1995     1993     1999     1985     1999     1985     1999
  Insured Tax Free Income Fund..................   1995      1999    1995     1993     1999     1984     1999     1984     1999
  Intermediate Term Municipal Income Fund.......   1995      1999    1995     1993     1999     1993     1999     1993     1999
  Municipal Income Fund.........................   1995      1999    1995     1993     1999     1990     1999     1990     1999
  New York Tax Free Income Fund.................   1995      1999    1995     1994     1999     1994     1999     1994     1999
  Strategic Municipal Income Fund...............   1995      1999    1995     1993     1999     1985     1999     1985     1999



                                    TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                       OFFICER
                                                             ------------------------------------------------------------
FUND NAME                                                    BOYD   MCALINDEN   REYNOLDSON   SMITH   SULLIVAN   ZIMMERMAN
---------                                                    ----   ---------   ----------   -----   --------   ---------
  California Insured Tax Free Fund.......................... 1998     2002         2000      1999      1996       2000
  Insured Tax Free Income Fund.............................. 1998     2002         2000      1999      1996       2000
  Intermediate Term Municipal Income Fund................... 1998     2002         2000      1999      1996       2000
  Municipal Income Fund..................................... 1998     2002         2000      1999      1996       2000
  New York Tax Free Income Fund............................. 1998     2002         2000      1999      1996       2000
  Strategic Municipal Income Fund........................... 1998     2002         2000      1999      1996       2000



     During the Fund's last fiscal year, the Board of Trustees had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Board's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held three meetings and the brokerage and services committee of the Board held six meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.



     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. The Board has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of each series of the Trust and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES



                                                                                        TRUSTEE
                                                         ----------------------------------------------------------------------
                                                          BRANAGAN     CHOATE      HEAGY       KENNEDY     NELSON     WOOLSEY
                                                          --------     ------      -----       -------     ------     -------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund.......................     none        none        none         none      none        none
Insured Tax Free Income Fund...........................     over        none        none      $1-$10,000   none        none
                                                          $100,000
Intermediate Term Municipal Income Fund................  $1-$10,000     none        none      $1-$10,000   none        none
Municipal Income Fund..................................     over        none     $1-$10,000   $1-$10,000   none        none
                                                          $100,000
New York Tax Free Income Fund..........................     none        none        none         none      none        none
Strategic Municipal Income Fund........................  $1-$10,000     none        none      $1-$10,000   none        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
  IN THE OPEN-END FUND COMPLEX.........................     over      $10,001-    $10,001-       over      none     $1-$10,000
                                                          $100,000    $50,000     $50,000      $100,000



INTERESTED TRUSTEES



                                                                          TRUSTEE
                                                              --------------------------------
                                                               MERIN      POWERS      WHALEN
                                                               -----      ------      ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST
California Insured Tax Free Fund............................    none       none        none
Insured Tax Free Income Fund................................    none       none     $1-$10,000
Intermediate Term Municipal Income Fund.....................    none       none        none
Municipal Income Fund.......................................    none       none     $1-$10,000
New York Tax Free Income Fund...............................    none       none        none
Strategic Municipal Income Fund.............................    none       none     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  OPEN-END FUND COMPLEX.....................................    over       over        over
                                                              $100,000   $100,000    $100,000



     As of January 8, 2003 the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.



     During the fiscal years ended September 30, 2002, 2001 and 2000 the Adviser received approximately $3,800,700, $4,081,700 and $4,597,600, respectively in advisory fees from the Fund.


                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended September 30, 2002, 2001 and 2000, Advisory Corp. received approximately $53,200, $54,600 and $38,200, respectively, in accounting services fees from the Fund.



     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal years ended September 30, 2002, 2001 and 2000, Van Kampen Investments received approximately $25,200, $42,300 and $22,400, respectively, in legal services fees from the Fund.


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2002........................    $701,252        $85,873
Fiscal year ended September 30, 2001........................    $887,575        $91,468
Fiscal year ended September 30, 2000........................    $772,600        $79,200

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             ---------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                                AS % OF         AMOUNT          A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED     OFFERING PRICE
                    ------------------                       --------------   -----------   --------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

---------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     For shares sold prior to the implementation date of the Plans, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Plans, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of September 30, 2002, there were approximately $3,173,000 and $0 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,439,457 or 0.24% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,441,522 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,025,869 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $415,653 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2002, the Fund's aggregate expenses paid under the Plans for Class C Shares were $349,997 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $48,289 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $301,708 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Morgan Stanley DW Inc. ("Morgan Stanley DW") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:


                                                                            AFFILIATED BROKERS
                                                                        --------------------------
                                                                ALL        MORGAN         MORGAN
                                                              BROKERS   STANLEY & CO.   STANLEY DW
                                                              -------   -------------   ----------
Commission paid:
  Fiscal year ended September 30, 2002......................    $0           $0             $0
  Fiscal year ended September 30, 2001......................    $0           $0             $0
  Fiscal year ended September 30, 2000......................    $0           $0             $0
Fiscal year 2002 Percentages:
  Commissions with affiliate to total commissions...........                  0%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%             0%



     During the fiscal year ended September 30, 2002, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.


AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U. S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during

January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if
(i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.


GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2002 was 0.28%, (ii) the five-year period ended September 30, 2002 was 2.52% and (iii) the ten-year period ended September 30, 2002 was 4.71%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2002 was 5.63%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 5.10%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2002 was 8.31%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from June 28, 1985 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 192.25%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from June 28, 1985 (commencement of distribution of Class A Shares of the Fund) to September 30, 2002 was 206.77%.


CLASS B SHARES


     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2002 was 0.50%, (ii) the five-year period ended September 30, 2002 was 2.49% and (iii) the approximately nine-year, five-month period from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2002 was 4.54%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 5.15%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 4.61%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2002 was 7.51%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 51.95%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from April 30, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2002 was 51.95%.

CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2002 was 3.49%, (ii) the five-year period ended September 30, 2002 was 2.73% and (iii) the approximately nine-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) through September 30, 2002 was 3.99%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2002 was 5.15%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 4.61%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2002 was 7.51%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 42.88%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2002 was 42.88%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of the Van Kampen Strategic Municipal Income Fund (formerly the Van Kampen Tax Free High Income Fund) (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Strategic Municipal Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2002

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.3%
          ALABAMA  1.4%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd)...................... 5.750%   08/15/18   $  1,139,090
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd)...................... 5.375    08/15/23      2,128,780
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd)...................................... 5.750    08/15/18      2,278,180
 2,500    Huntsville/Carlton Cove, AL Carlton Cove
          Inc Proj Ser A............................. 7.000    11/15/17      2,460,850
   238    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)
          (b)........................................ 6.950    01/01/20          2,428
 1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A............................. 5.600    11/01/16      1,293,556
 2,050    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A............................. 5.650    11/01/22      1,813,061
                                                                          ------------
                                                                            11,115,945
                                                                          ------------
          ALASKA  0.8%
 1,740    Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport (c)........................... 7.800    05/01/14      1,841,007
 4,000    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj.............................. 6.875    12/01/25      4,068,760
                                                                          ------------
                                                                             5,909,767
                                                                          ------------
          ARIZONA  2.7%
 2,000    Arizona Hlth Fac Auth Hosp John C Lincoln
          Hlth Network (d)........................... 6.375    12/01/37      2,089,200
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Sch Proj 1 Ser A........................... 6.625    07/01/20      1,017,100
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Ctr Proj 1 Ser A............ 7.125    06/01/10      1,051,620
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Natl Hlth Fac II Proj
          Ser B (c).................................. 6.625    07/01/33      3,730,200
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev Christian Care Mesa Inc Proj Ser
          A.......................................... 7.750    04/01/15      2,784,146
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Cap Apprec Rfdg (FGIC Insd)........   *      01/01/08      2,309,067

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,355    Pima Cnty, AZ Indl Dev Auth Dev Radisson
          City Ctr Proj Rfdg (c)..................... 7.000%   12/02/12   $  1,376,978
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev (c).................................... 6.625    10/01/28      2,071,073
   520    Pima Cnty, AZ Indl Dev Auth Ser A.......... 7.250    11/15/18        517,010
   500    Pima Cnty, AZ Indl Dev Auth Ser A.......... 8.250    11/15/22        519,935
 1,540    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
          Assmt Rev.................................. 6.500    12/01/12      1,630,891
 2,150    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A......................... 6.500    07/01/31      1,948,803
                                                                          ------------
                                                                            21,046,023
                                                                          ------------
          ARKANSAS  0.3%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Ctr.................................... 7.250    02/01/20      2,252,160
                                                                          ------------

          CALIFORNIA  3.0%
 1,000    California Statewide Cmnty Dev Auth Elder
          Care Alliance Ser A........................ 8.250    11/15/32      1,019,800
 1,000    California Statewide Cmnty Dev Auth
          Multi-Family Rev Hsg Heritage Pointe Sr Apt
          Ser QQ..................................... 7.500    10/01/26      1,013,400
 1,000    California Statewide Cmnty Dev Auth San
          Francisco Art Institute (c)................ 7.375    04/01/32      1,022,550
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).....   *      09/01/17      2,462,150
 2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser
          C (a)...................................... 8.375    07/01/11        925,000
 2,300    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd).........................   *      01/15/18      1,080,195
 2,705    Healdsburg, CA Ctf Part Nuestro Hosp Inc
          (a) (c).................................... 6.375    11/01/28      1,383,364
   935    Indio, CA Pub Fin Auth Rev Tax Increment... 6.500    08/15/27        987,182
 1,930    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F...................................... 7.100    09/01/20      2,086,523
 1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Fac Sublease LA Intl Ser A-1 Rfdg...... 7.125    12/01/24      1,308,055
 3,075    Los Angeles, CA Regl Arpt Impt Corp Lease
          Rev Ser C.................................. 7.500    12/01/24      2,400,683
 1,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A..................... 7.375    09/01/27      1,562,625

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
          Ser A...................................... 6.375%   09/01/32   $  1,024,520
 1,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apt Ser A........................... 6.400    12/01/41      1,000,780
 1,000    San Luis Obispo, CA Ctf Part Vista Hosp Sys
          Inc (a).................................... 8.375    07/01/29        370,000
 1,335    Simi Vly, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg (c).......................... 6.000    09/01/12      1,438,302
 1,965    Vallejo, CA Ctf Part Touro Univ............ 7.250    06/01/16      1,981,663
                                                                          ------------
                                                                            23,066,792
                                                                          ------------
          COLORADO  2.5%
 1,000    Bromley Pk Met Dist CO No 2 Ser B.......... 8.050    12/01/32      1,022,240
 1,000    Colorado Ed & Cultural Fac Charter Sch
          Frontier Academy........................... 7.250    06/01/20      1,008,480
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A................................. 6.375    08/15/24      1,607,920
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................ 7.050    01/01/19      1,070,483
 6,200    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (Prerefunded @ 01/01/05)....... 9.000    01/01/25      7,231,060
 2,500    Elk Vly, CO Pub Impt Fee Ser A............. 7.300    09/01/22      2,502,575
   755    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A................................. 6.750    10/01/14        687,480
 2,015    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A................................. 7.000    10/01/18      1,733,323
 4,059    Skyland Metro Dist CO Gunnison Cnty Rfdg
          (Variable Rate Coupon)..................... 8.250    12/01/08      2,394,869
                                                                          ------------
                                                                            19,258,430
                                                                          ------------
          CONNECTICUT  0.9%
 1,500    Connecticut St Dev Auth Indl Afco Cargo Bdl
          LLC Proj................................... 8.000    04/01/30      1,559,460
 2,980    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A (Prerefunded @ 09/01/07) (c)..... 6.400    09/01/11      3,559,193
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (c)................................... 6.250    01/01/31      2,107,440
                                                                          ------------
                                                                             7,226,093
                                                                          ------------
          DELAWARE  0.1%
 1,140    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj................. 6.250    06/01/28      1,055,150
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          DISTRICT OF COLUMBIA  0.1%
$1,000    District of Columbia Rev Methodist Home
          Issue...................................... 6.000%   01/01/29   $    872,950
    85    District of Columbia Ser A-1 (Escrowed to
          Maturity) (MBIA Insd)...................... 6.500    06/01/10        104,490
                                                                          ------------
                                                                               977,440
                                                                          ------------
          FLORIDA  9.1%
 3,875    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr.................................... 10.250   07/01/11      3,896,157
 1,640    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr Ser A.............................. 10.250   07/01/11      1,648,954
 2,115    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev........................................ 6.650    05/01/07      2,151,907
 1,480    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev........................................ 7.625    05/01/18      1,589,076
 3,750    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apt Ser C.................................. 6.610    07/01/38      3,596,250
 5,440    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apt Ser G.................................. 6.600    07/01/38      5,262,982
 1,000    Florida Hsg Fin Corp Rev Hsg Westbrook Apt
          Ser U-1.................................... 6.450    01/01/39        963,200
 4,925    Florida Hsg Fin Corp Rev Hsg Westchase Apt
          Ser B...................................... 6.610    07/01/38      4,799,609
 1,203    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl..................................... 7.750    05/01/19      1,220,492
   900    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A................................ 6.700    05/01/19        919,422
 2,000    Highlands Cnty, FL Hlth Fac Hosp
          Adventist/Sunbelt Ser A.................... 6.000    11/15/31      2,132,720
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apt Proj Ser A........................ 7.375    07/01/40      1,527,915
   880    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.................................. 7.875    05/01/17        933,038
 3,605    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg.................. 6.750    09/01/28      3,322,620
 1,415    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B.......................................... 6.750    05/01/07      1,451,493
 1,500    Miromar Lakes Cmnty Dev Dist Ser B......... 7.250    05/01/12      1,533,615
   970    Northern Palm Beach Cnty Dist FL Wtr Ctl &
          Impt Unit Dev 16 Rfdg...................... 7.500    08/01/24      1,028,617
 2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................. 8.625    07/01/20      2,208,813

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.................. 8.750%   07/01/26   $  2,423,362
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys......................... 5.875    11/15/11      1,755,780
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys......................... 6.375    11/15/20      1,095,970
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care..................... 6.600    04/01/24      1,500,000
 2,395    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A.......................... 8.250    12/01/21      2,483,543
 1,685    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A.......................... 8.500    12/01/28      1,759,915
 1,000    Saddlebrook, FL Cmnty Ser A................ 6.900    05/01/33      1,014,960
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys............................ 6.700    07/01/25      4,629,120
   775    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B............................ 6.450    05/01/10        791,461
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (c) (e).................... 10.000   12/15/11      4,305,420
   710    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj.......... 8.500    05/01/17        747,303
 1,527    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
          B.......................................... 6.750    05/01/10      1,565,511
 1,902    University Square Cmnty Dev Dist FL Cap
          Impt Rev (c)............................... 6.750    05/01/20      1,985,479
   904    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B...................................... 6.350    05/01/05        911,955
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Prerefunded @ 11/01/06)......... 7.625    11/01/26      2,458,920
                                                                          ------------
                                                                            69,615,579
                                                                          ------------
          GEORGIA  2.5%
 2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj.... 7.750    12/01/14      2,054,120
 2,445    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A..... 6.750    07/01/30      2,493,362
 2,750    De Kalb Cnty, GA Residential Care Fac Kings
          Bridge Ser A............................... 8.250    07/01/26      2,945,112
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.......................... 6.375    10/01/28      1,426,215
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A (c)............ 6.500    02/01/28      3,710,360

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          GEORGIA (CONTINUED)
$2,000    Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A..................... 7.000%   07/01/29   $  1,947,880
 1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A............................ 6.000    06/01/21      1,032,100
 2,930    Renaissance on Peachtree Unit Invt Tr Ctf
          GA Custody Ctf............................. 12.734   10/01/25      3,700,209
                                                                          ------------
                                                                            19,309,358
                                                                          ------------
          IDAHO  0.7%
 1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg..................................... 7.875    11/15/29        999,300
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc.................. 8.250    11/01/02      4,297,420
                                                                          ------------
                                                                             5,296,720
                                                                          ------------
          ILLINOIS  9.5%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................   *      01/01/29        599,875
 2,000    Bolingbrook, IL Spl Svc Area No 01-1....... 7.375    07/01/31      2,084,080
 1,910    Bolingbrook, IL Spl Svc Area No 3 Lakewood
          Ridge Proj................................. 7.050    03/01/31      1,942,947
 1,500    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)................... 9.000    01/01/11      1,632,780
 1,000    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A...................................... 7.625    03/01/30      1,082,370
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (f)............................ 0/5.700  01/01/25      2,618,310
 3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Inc Proj Ser B Rfdg............ 6.100    11/01/35        576,576
 2,000    Chicago, IL Pk Dist Hbr Fac Rev............ 5.875    01/01/17      2,247,040
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).... 5.500    01/01/38      5,395,500
 2,675    Chicago, IL Rev Chatham Ridge Tax Increment
          (c)........................................ 10.250   01/01/07      2,710,123
   960    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)................... 7.250    01/01/14      1,080,816
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................ 6.500    12/01/05      2,179,340
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................ 6.500    12/01/06      3,409,500
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A........................... 6.500    12/01/08      2,237,851
 1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj................................ 7.375    03/01/11      1,356,810

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj................................ 7.750%   03/01/27   $  1,344,239
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A.......................................... 5.875    11/15/29      1,159,635
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg........................ 6.550    11/15/29      2,543,643
 1,915    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A........................... 8.500    12/01/15      2,087,178
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.......................................... 6.250    03/01/09        281,817
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.......................................... 6.500    03/01/29      2,651,688
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj............................... 8.000    11/15/16      1,162,511
 1,500    Illinois Ed Fac Auth Rev Peace Mem
          Ministries Proj............................ 7.500    08/15/26      1,538,340
 1,000    Illinois Hlth Fac Auth Rev Cent Baptist
          Home Proj.................................. 7.125    11/15/29        994,530
 2,500    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp....................................... 5.750    10/01/24      2,573,775
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg........................... 7.400    08/15/23      3,039,390
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05).................................. 8.000    02/15/25      1,142,100
   650    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A.................................. 6.000    07/01/21        669,545
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A..................... 7.375    08/15/31      1,230,048
 1,860    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj.................................. 7.500    01/01/11      1,861,283
   700    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................ 5.500    08/15/19        710,556
 2,375    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev...................................... 5.750    12/15/16      2,754,169
   675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev...................................... 5.750    12/15/17        777,566
 5,000    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)............ 5.750    12/01/19      5,827,850
 1,250    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj................................. 7.750    03/01/30      1,364,162

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area....................................... 8.050%   02/01/17   $  1,948,392
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd)... 8.000    06/01/17      2,993,210
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)............................. 8.375    10/15/16          9,883
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)............................. 8.375    10/15/16          3,867
   975    Sterling, IL Rev Hoosier Care Proj Ser A... 7.125    06/01/34        920,878
                                                                          ------------
                                                                            72,744,173
                                                                          ------------
          INDIANA  1.3%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev (c)...................... 7.000    02/01/12        843,257
 1,955    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................. 7.125    06/01/34      1,848,472
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj (a) (b)........................ 6.300    12/01/23        489,867
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj (a) (b)........................ 6.400    12/01/33      1,542,570
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
          Express Corp Proj.......................... 7.100    01/15/17      3,218,700
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt......................................... 6.375    11/01/29      1,824,240
                                                                          ------------
                                                                             9,767,106
                                                                          ------------
          IOWA  0.4%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Ser A Rfdg........................... 5.875    07/01/28      1,160,190
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj....................................... 6.250    07/01/26      2,121,520
                                                                          ------------
                                                                             3,281,710
                                                                          ------------
          KANSAS  0.6%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................. 8.000    07/01/16        933,680
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................. 8.000    07/01/16        933,680
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A.................................. 8.000    05/15/30      1,032,670
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A........................ 7.375    01/01/32      1,549,665
                                                                          ------------
                                                                             4,449,695
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          KENTUCKY  0.9%
$2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)................................ 10.980%  10/09/08   $  2,410,331
   900    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/29/02) (MBIA Insd)....... 10.980   10/09/08        942,831
 1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev Mesaba
          Aviation Inc Proj Ser A.................... 6.700    07/01/29        815,350
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Pkg & Plaza Ser A 1.................... 8.500    01/01/27      2,950,080
                                                                          ------------
                                                                             7,118,592
                                                                          ------------
          LOUISIANA  1.7%
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (g)....................... 7.125    01/01/28      2,677,960
 2,000    Louisiana Loc Govt Envir Fac Hlthcare Saint
          James Place Ser A Rfdg..................... 8.000    11/01/29      2,107,880
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare................................... 6.375    10/01/20        826,560
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare................................... 6.375    10/01/28        789,040
 3,120    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg........................... 5.250    01/01/05      3,125,866
 3,558    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement (c)...... 5.750    10/30/18      3,489,803
                                                                          ------------
                                                                            13,017,109
                                                                          ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Ed Fac Auth Rev Ser B
          (Prerefunded @ 07/01/04) (FSA Insd)........ 7.000    07/01/24         27,840
                                                                          ------------

          MARYLAND  1.4%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A................................. 7.250    11/01/29        963,280
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A.......................................... 7.875    05/15/21      1,597,050
   840    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................. 6.250    07/01/07        823,057
 1,200    Maryland St Econ Dev Corp MD Golf Course
          Sys........................................ 8.250    06/01/28      1,205,568

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
          In Ed Ser A (c)............................ 6.400%   09/01/28   $  2,828,100
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A............................. 8.000    07/01/26      3,359,280
                                                                          ------------
                                                                            10,776,335
                                                                          ------------
          MASSACHUSETTS  5.1%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B.......................................... 8.000    12/01/22      1,055,340
   940    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (c)............................ 7.750    06/01/18        963,312
 2,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc................................. 6.375    07/01/29      1,988,320
 3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A......................... 7.100    07/01/32      2,992,170
 1,000    Massachusetts St Dev Fin Agy Rev MCHSP
          Human Svc Providers Ser A.................. 8.000    07/01/20      1,024,100
 3,825    Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children................... 6.000    11/01/19      3,456,461
 5,000    Massachusetts St Grant Antic Nt Ser A...... 5.750    06/15/15      5,798,250
 3,100    Massachusetts St Hlth & Ed Civic
          Investments Ser B.......................... 9.150    12/15/23      3,313,900
 1,000    Massachusetts St Hlth & Ed Nichols College
          Issue Ser C................................ 6.000    10/01/17        925,050
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A (AMBAC Insd).................. 6.650    07/01/19      2,015,733
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Marina Bay LLC Proj......... 7.500    12/01/27      2,095,940
   495    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................. 8.000    12/01/06        519,285
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................. 8.375    12/01/13      1,186,230
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................. 8.500    12/01/20        738,464
   680    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................ 6.500    10/01/15        627,048
 2,000    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................ 6.750    10/01/28      1,799,140
   930    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (c)............................ 6.200    06/01/08        901,877

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$2,965    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (c)............................ 6.375%   06/01/18   $  2,758,844
 4,900    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting (c)..................... 9.250    06/01/10      4,917,150
                                                                          ------------
                                                                            39,076,614
                                                                          ------------
          MICHIGAN  2.4%
 5,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd)...................................... 4.750    07/01/25      5,003,400
   920    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C (c).................................. 6.850    05/01/21        943,782
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd).......................... 9.747    07/01/23      3,471,256
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg......... 7.500    07/01/13      2,491,217
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg......... 7.750    07/01/19      3,590,764
 1,000    Michigan Muni Bd Auth Rev Pub Sch Academy
          Fac Pgm.................................... 8.125    10/01/31      1,007,580
10,813    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (a) (h)...... 8.000    12/01/27      1,865,280
                                                                          ------------
                                                                            18,373,279
                                                                          ------------
          MINNESOTA  2.4%
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj................................... 7.750    02/01/31      2,033,780
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................. 6.000    10/01/33        868,440
 2,000    Carlton, MN Hlth & Hsg Fac Intermediate
          Faith Social Svc Inc Proj.................. 7.500    04/01/19      2,099,680
 1,000    Dakota Cnty, MN Hsg & Redev................ 6.250    05/01/29        952,730
 1,500    Duluth, MN Econ Dev Auth Saint Lukes Hosp.. 7.250    06/15/32      1,477,650
 2,000    Glencoe, MN Hlthcare Fac Rev............... 7.500    04/01/31      2,091,380
 6,890    Minneapolis & Saint Paul, MN Met Northwest
          Airl Proj Ser A............................ 7.000    04/01/25      5,067,319
 1,000    Minneapolis & Saint Paul, MN Met Northwest
          Airl Ser B................................. 6.500    04/01/25        928,910

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MINNESOTA (CONTINUED)
$1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
          Heights Apt Proj........................... 7.550%   04/01/39   $  1,523,025
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg........... 7.375    08/01/29      1,520,925
                                                                          ------------
                                                                            18,563,839
                                                                          ------------
          MISSISSIPPI  0.3%
 2,000    Mississippi Dev Bk Spl Oblig Diamond Lakes
          Util Ser A Rfdg............................ 6.250    12/01/17      2,008,140
                                                                          ------------

          MISSOURI  2.7%
 1,000    Fenton, MO Tax Increment Rev............... 7.000    10/01/21      1,048,720
   470    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj........................... 7.250    04/01/07        488,480
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj........................... 7.625    04/01/17      3,342,414
   519    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj........................... 7.625    04/01/18        558,356
   845    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Ctr Proj Ser A Rfdg........ 8.250    12/01/15        835,316
 1,525    Jefferson Cnty, MO Jr College Dist Student
          Hsg Sys Rev Jefferson College.............. 7.250    07/01/31      1,538,420
 1,000    Kansas City, MO Indl Dev Auth Multi-Family
          Hsg Rev Brentwood Manor Apt Proj B......... 7.250    10/15/38      1,016,450
   975    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apt Proj............................. 6.250    04/01/30        899,613
 2,220    Nevada, MO Hosp Rev Nevada Regional Med
          Ctr........................................ 6.750    10/01/22      2,263,623
 1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
          Saint Louis Convention Ser A............... 7.200    12/15/28      1,005,870
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
          (c)........................................ 6.500    12/01/28      5,040,000
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)..... 6.000    06/01/15      1,225,770
 1,305    Three Riv Jr College Dist MO Cmnty
          College.................................... 7.000    09/01/18      1,271,370
                                                                          ------------
                                                                            20,534,402
                                                                          ------------
          NEW HAMPSHIRE  1.2%
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights................. 7.350    01/01/18      2,047,600
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights................. 7.450    01/01/25      2,040,440

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW HAMPSHIRE (CONTINUED)
$3,165    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Vly Regl Hosp (c).......................... 7.350%   04/01/23   $  3,167,785
 1,000    New Hampshire Hlth & Ed Fac Auth Rev NH
          College Issue.............................. 7.500    01/01/31      1,089,910
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A.............. 6.875    10/01/19        998,510
                                                                          ------------
                                                                             9,344,245
                                                                          ------------
          NEW JERSEY  3.4%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig (a) (b) (c)................ 8.400    04/01/24      2,009,280
 1,980    New Jersey Econ Dev Auth Asstd Living Rev.. 6.750    08/01/30      1,804,037
 2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
          Inc Fac Ser A.............................. 7.000    11/15/16      2,014,580
 2,000    New Jersey Econ Dev Auth Continental Airl
          Inc Proj................................... 6.250    09/15/19      1,214,760
 2,000    New Jersey Econ Dev Auth First Mtg
          Franciscan Oaks Proj....................... 5.700    10/01/17      1,833,780
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................. 8.125    11/15/18      1,052,090
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................. 8.125    11/15/23      1,531,512
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................... 8.500    11/01/16      1,074,150
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................... 8.625    11/01/25      1,607,820
 1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
          Landfill Ser A (Prerefunded @ 05/15/14).... 6.375    04/01/18      1,262,200
 1,645    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A................................. 6.125    06/01/18      1,511,196
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplandade................................. 7.000    06/01/39      1,708,280
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06)... 8.750    05/15/26      3,743,910
 1,000    New Jersey Econ Dev Auth Ser A............. 8.000    11/15/15      1,069,330
 1,210    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg............. 7.250    07/01/14      1,234,793
 1,205    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D...................... 7.375    11/01/22      1,137,653
                                                                          ------------
                                                                            25,809,371
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW MEXICO  0.7%
$4,235    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg...................... 6.600%   12/15/28   $  4,027,443
 1,050    New Mexico Hsg Auth Region III Sr Brentwood
          Gardens Apt Ser A.......................... 6.850    12/01/31      1,056,762
                                                                          ------------
                                                                             5,084,205
                                                                          ------------
          NEW YORK  5.6%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A........................... 6.875    06/01/39        941,020
 1,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A........ 6.375    12/01/37      1,361,626
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A................... 6.250    03/01/28        543,000
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj....................................... 8.000    11/15/15      2,602,044
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)....... 6.250    11/15/06      3,301,440
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)....... 6.375    11/15/07      1,673,235
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)....... 6.500    11/15/09      2,242,340
 3,000    New York City Indl Dev Agy Field Hotel
          Assoc LP JFK Rfdg.......................... 6.000    11/01/28      2,384,010
 3,000    New York City Indl Dev Agy JFK Intl Arpt
          Proj Ser B................................. 8.500    08/01/28      2,246,730
 2,250    New York City Indl Dev Agy LaGuardia Assoc
          LP Proj Rfdg............................... 5.800    11/01/13      1,926,923
 5,000    New York City Ser A........................ 7.000    08/01/07      5,868,000
 3,000    New York City Ser D Rfdg................... 8.000    02/01/05      3,387,660
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)......................... 10.829   04/01/20      3,221,100
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A............. 6.875    06/01/39      1,906,320
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev.................. 7.250    11/01/28      1,059,920
 1,000    Suffolk Cnty, NY Indl Dev Agy Eastern Long
          Is Hosp Assoc Ser A........................ 7.750    01/01/22      1,001,850
 1,400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A............ 6.375    12/01/17      1,321,096
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A.............................. 8.000    10/01/20      1,497,266

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.......................... 7.375%   03/01/31   $  1,043,870
 2,315    Utica, NY Indl Dev Agy Civic Utica College
          Civic Fac.................................. 6.750    12/01/21      2,361,092
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A........................... 7.375    07/01/30      1,026,810
                                                                          ------------
                                                                            42,917,352
                                                                          ------------
          NORTH CAROLINA  0.3%
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes..................... 7.000    10/01/17      2,114,480
                                                                          ------------

          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................ 6.250    12/01/34        854,220
   975    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................ 6.375    12/01/34        832,796
                                                                          ------------
                                                                             1,687,016
                                                                          ------------
          OHIO  1.4%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp................................. 5.375    11/15/24      1,386,060
 3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/Tax
          Increment.................................. 7.000    12/01/18      3,042,510
   623    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Ser A1 Rfdg (f).................. 1.250    10/01/37        540,601
 1,081    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Ser A2 Rfdg (a).................. 5.460    10/01/37         27,033
 1,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
          Proj....................................... 6.300    04/01/22      1,570,096
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg............................ 6.500    08/15/20      1,604,430
 2,935    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg............................. 6.400    08/01/28      2,657,789
                                                                          ------------
                                                                            10,828,519
                                                                          ------------
          OKLAHOMA  1.8%
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................ 7.000    08/01/10        747,008
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................ 7.400    08/01/17        733,748
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A............................ 7.625    08/01/20        988,340

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          OKLAHOMA (CONTINUED)
$1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg............................ 7.000%   04/01/25   $    975,700
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg.................... 5.750    08/15/12        907,295
 1,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg.................... 5.750    08/15/15        825,290
 4,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg.................... 5.625    08/15/19      3,178,200
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC Insd)... 6.250    11/01/22      3,793,563
 3,000    Tulsa, OK Muni Arpt Trust Rev American Airl
          Proj Rfdg.................................. 6.250    06/01/20      1,872,630
                                                                          ------------
                                                                            14,021,774
                                                                          ------------
          OREGON  1.1%
 2,000    Clackamas Cnty, OR Hosp Fac Willamette View
          Inc Proj Ser A............................. 7.500    11/01/29      2,101,860
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg... 6.875    08/01/28      2,154,888
 3,933    Oregon St Hlth Hsg Ed & Cultural Fac
          Auth....................................... 7.250    06/01/28      3,938,792
                                                                          ------------
                                                                             8,195,540
                                                                          ------------
          PENNSYLVANIA  8.1%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.......................................... 9.250    11/15/15      2,230,480
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.......................................... 9.250    11/15/22      2,211,140
 1,500    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.......................................... 9.250    11/15/30      1,654,230
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev........................................ 6.625    09/01/24      1,839,040
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (i)................................... 7.750    05/01/20      6,542,100
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06).................................. 7.700    05/15/22      1,208,390
 1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler...................... 6.200    05/01/19        950,310
 1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
          Hosp Ser A................................. 6.750    07/01/31      1,433,835
 2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
          A.......................................... 6.625    06/01/27      2,247,700
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg............. 6.500    11/01/28      1,545,560

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
          Ctr Hyatt Regency (c)...................... 6.200%   01/01/29   $  4,156,850
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office.......................... 6.000    01/01/25      2,727,990
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................ 10.120   06/18/15      3,803,695
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home.......................... 6.625    04/01/28        994,520
 1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
          Bible Fellowship Church.................... 7.625    11/01/21      1,259,892
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Group Rfdg........................... 6.000    11/01/23      1,846,140
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.......................... 6.100    06/01/18        910,630
 2,000    Montgomery Cnty, PA Higher Ed & Temple
          Continuing Care Ctr........................ 6.750    07/01/29      1,704,260
   500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................ 7.000    12/01/10        524,055
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................ 7.250    12/01/15      2,573,175
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................ 7.400    12/01/20      6,164,400
   940    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy......................... 7.750    09/01/24        975,720
 1,455    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev........................................ 7.125    10/01/29      1,455,000
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D...................... 7.050    12/01/10      3,132,660
   980    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A................................. 6.750    09/01/32      1,020,013
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg....................................... 7.750    12/01/17      2,226,476
 1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg................................... 7.250    01/15/17      1,505,760
 2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg................................... 7.350    01/15/22      2,007,640
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
          Redstone Ser B............................. 8.000    11/15/23      1,587,735
                                                                          ------------
                                                                            62,439,396
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          RHODE ISLAND  0.5%
$1,795    Providence, RI Redev Agy Ctf Part Ser A.... 8.000%   09/01/24   $  1,865,364
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place........................... 7.250    07/01/20      1,843,487
                                                                          ------------
                                                                             3,708,851
                                                                          ------------
          SOUTH CAROLINA  1.1%
   115    Charleston Cnty, SC Ctf Part Ser B (MBIA
          Insd)...................................... 7.000    06/01/19        126,989
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Variable Rate Coupon).......... 3.663    06/15/04        995,200
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj....................... 7.750    10/01/24      1,914,840
 1,250    South Carolina Jobs Econ Impt Palmetto Hlth
          Alliance Ser A............................. 7.125    12/15/15      1,375,550
 4,000    South Carolina St Hsg Fin & Dev Hsg Three
          Rivers & Edenwood Ser A.................... 6.750    05/01/28      3,799,520
                                                                          ------------
                                                                             8,212,099
                                                                          ------------
          SOUTH DAKOTA  0.3%
   675    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................. 5.500    12/15/08        652,637
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................. 6.000    12/15/18      1,663,390
                                                                          ------------
                                                                             2,316,027
                                                                          ------------
          TENNESSEE  2.9%
   955    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg....................... 7.000    12/15/12        887,052
 4,780    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Warehouse Row Ltd Proj Rfdg................ 7.000    12/15/12      4,439,903
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
          (MBIA Insd)................................ 7.750    07/01/29      3,980,850
 2,980    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Ed Rev Ser A6 (FSA Insd)...... 7.350    01/01/30      3,162,078
 5,660    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev........................................ 8.410    11/01/19      6,103,065
 2,975    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A (c).................................. 10.000   11/01/19      3,239,983
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (a) (c).............................. 10.000   11/01/20        152,528
                                                                          ------------
                                                                            21,965,459
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS  11.0%
$  795    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A.................... 6.250%   10/01/08   $    763,550
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A.................... 6.500    10/01/23      2,729,220
 1,000    Atlanta, TX Hosp Auth Fac Rev.............. 6.700    08/01/19        985,020
 2,035    Atlanta, TX Hosp Auth Fac Rev.............. 6.750    08/01/29      1,985,550
 1,000    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A..................... 6.750    04/01/27        916,150
 1,975    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev............................... 7.600    12/01/17      1,714,577
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd).... 6.000    11/15/12      1,207,280
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd).... 6.000    11/15/13      2,866,918
 1,000    Bexar Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Woodland Ridge Apt Proj Ser A...... 7.000    01/01/39      1,013,840
 2,250    Brazos Cnty, TX Hlth Fac Dev Oblig Grp
          (d)........................................ 5.375    01/01/32      2,246,513
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (c)........................................   *      08/01/11        978,930
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (c)........................................ 8.750    08/01/11        774,845
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (c)........................................ 8.750    08/01/12      2,669,493
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg....... 5.750    10/01/17      3,434,033
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Variable Rate
          Coupon).................................... 8.920    04/01/04      2,504,075
 6,400    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser B..................... 6.125    07/15/17      3,894,592
 3,000    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser C..................... 5.700    07/15/29      1,497,720
 2,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (FSA Insd)................................. 5.125    07/01/32      2,038,920
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd) (c).............. 9.777    05/15/14     11,683,505
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd) (c).............. 9.777    05/15/15      4,933,913
 1,500    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj Ser A........................ 6.500    07/01/19      1,440,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$2,315    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apt Proj....................... 6.500%   12/01/30   $  2,263,584
 2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................ 7.250    01/01/31      2,638,675
 3,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev............................... 6.700    11/15/23      2,994,660
 2,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev............................... 7.875    11/15/26      2,164,200
 3,000    North Cent TX Hlth Fac Dev Hosp Childrens
          Med Ctr Dallas (AMBAC Insd)................ 5.250    08/15/32      3,118,080
   250    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Ctr Part.................... 8.250    12/01/19        257,068
 1,983    Texas Gen Svcs Comm Part Interests......... 7.250    08/15/11      2,025,525
 6,500    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)... 6.900    07/02/24      7,230,145
 2,170    Texas St Higher Edl Coordinating Brd
          College Student Ln Rev..................... 7.849    10/01/25      2,285,574
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd).................... 6.750    01/01/15      2,259,540
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd).................... 6.600    01/01/23      2,252,940
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
          Proj....................................... 7.500    12/01/29      2,535,950
                                                                          ------------
                                                                            84,305,335
                                                                          ------------
          UTAH  0.4%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj....................................... 7.800    09/01/15        786,770
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj....................................... 8.000    09/01/20        896,619
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj....................................... 7.800    09/01/25        743,780
   530    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)............................ 6.100    07/01/13        566,438
                                                                          ------------
                                                                             2,993,607
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          VERMONT  0.4%
$1,015    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare
          Fac Copley Manor Proj...................... 6.250%   04/01/29   $    741,803
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............. 6.000    12/15/09      1,006,570
 1,000    Vermont Ed & Hlth Bldg Fin Bennington
          College Proj............................... 6.625    10/01/29      1,008,730
                                                                          ------------
                                                                             2,757,103
                                                                          ------------
          VIRGINIA  0.5%
 1,000    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A (a) (b)................... 7.000    04/01/14        680,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A (c)....................... 7.450    01/01/09      1,503,900
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj..................... 7.250    11/01/24      1,730,005
                                                                          ------------
                                                                             3,913,905
                                                                          ------------
          WASHINGTON  1.8%
 6,580    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).......................... 5.500    07/01/17      7,372,232
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp........................ 7.250    12/01/15      1,054,150
 1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
          Proj....................................... 7.125    04/01/20        773,390
 1,000    Port Seattle, WA Spl Fac Rev Northwest Airl
          Proj....................................... 7.250    04/01/30        745,960
 3,500    Seattle, WA Muni Lt & Pwr Rev.............. 5.625    12/01/18      3,868,410
                                                                          ------------
                                                                            13,814,142
                                                                          ------------
          WISCONSIN  1.1%
   800    Baldwin, WI Hosp Rev Mtg Ser A............. 6.125    12/01/18        807,136
 1,000    Baldwin, WI Hosp Rev Mtg Ser A............. 6.375    12/01/28      1,011,050
 1,750    Milwaukee, WI Rev Sr Air Cargo............. 6.500    01/01/25      1,752,888
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj........... 7.500    07/01/26      3,065,820
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
          Vlg Proj Ser A............................. 7.625    08/15/30      1,039,360
 1,000    Wisconsin St Hlth & Ed Fac Divine Savior
          Hlthcare Ser C............................. 7.500    05/01/32      1,017,650
                                                                          ------------
                                                                             8,693,904
                                                                          ------------
          WYOMING  0.2%
 1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
          Med Ctr.................................... 6.750    12/01/27      1,505,460
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          PUERTO RICO  0.2%
$2,465    Puerto Rico Port Auth Rev Spl Fac American
          Airl Ser A................................. 6.250%   06/01/26   $  1,455,040
                                                                          ------------

          U. S. VIRGIN ISLANDS  0.3%
 2,500    Northern Mariana Islands Ser A............. 7.375    06/01/30      2,575,150
                                                                          ------------

TOTAL MUNICIPAL BONDS  97.3%...........................................    746,526,271
                                                                          ------------

          TAXABLE NOTE  0.2%
 1,423    Divine Family Trust (e).................... 6.000    10/29/04      1,408,968
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $774,341,554)..................................................    747,935,239

SHORT-TERM INVESTMENTS  1.3%
  (Cost $9,900,000)....................................................      9,900,000
                                                                          ------------

TOTAL INVESTMENTS  98.8%
  (Cost $784,241,554)..................................................    757,835,239

OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%............................      9,239,632
                                                                          ------------

NET ASSETS  100.0%.....................................................   $767,074,871
                                                                          ============

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002

 * Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Interest is accruing at less than the stated coupon.

(h) Payment-in-kind security.

(i) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002

ASSETS:
Total Investments (Cost $784,241,554).......................  $ 757,835,239
Cash........................................................         71,650
Receivables:
  Interest..................................................     15,577,803
  Investments Sold..........................................      1,335,000
  Fund Shares Sold..........................................        620,002
Other.......................................................        122,093
                                                              -------------
    Total Assets............................................    775,561,787
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      4,336,184
  Fund Shares Repurchased...................................      1,691,123
  Income Distributions......................................      1,357,891
  Distributor and Affiliates................................        462,029
  Investment Advisory Fee...................................        304,506
Accrued Expenses............................................        171,903
Trustees' Deferred Compensation and Retirement Plans........        163,280
                                                              -------------
    Total Liabilities.......................................      8,486,916
                                                              -------------
NET ASSETS..................................................  $ 767,074,871
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 903,677,273
Accumulated Undistributed Net Investment Income.............       (277,011)
Net Unrealized Depreciation.................................    (26,406,315)
Accumulated Net Realized Loss...............................   (109,919,076)
                                                              -------------
NET ASSETS..................................................  $ 767,074,871
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $579,056,522 and 43,835,010 shares of
    beneficial interest issued and outstanding).............  $       13.21
    Maximum sales charge (4.75%* of offering price).........            .66
                                                              -------------
    Maximum offering price to public........................  $       13.87
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $149,545,559 and 11,327,907 shares of
    beneficial interest issued and outstanding).............  $       13.20
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,472,790 and 2,914,297 shares of
    beneficial interest issued and outstanding).............  $       13.20
                                                              =============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

INVESTMENT INCOME:
Interest....................................................  $ 54,011,999
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,800,691
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,421,773, $1,618,489 and $414,811,
  respectively).............................................     3,455,073
Shareholder Services........................................       476,588
Legal.......................................................       141,887
Custody.....................................................        52,951
Trustees' Fees and Related Expenses.........................        27,369
Other.......................................................       382,178
                                                              ------------
    Total Expenses..........................................     8,336,737
    Less Credits Earned on Cash Balances....................        18,181
                                                              ------------
    Net Expenses............................................     8,318,556
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 45,693,443
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(24,732,738)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (44,193,133)
  End of the Period.........................................   (26,406,315)
                                                              ------------
Net Unrealized Appreciation During the Period...............    17,786,818
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (6,945,920)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 38,747,523
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  45,693,443         $  48,216,905
Net Realized Loss..............................     (24,732,738)          (12,592,933)
Net Unrealized Appreciation During the
  Period.......................................      17,786,818             8,671,974
                                                  -------------         -------------
Change in Net Assets from Operations...........      38,747,523            44,295,946
                                                  -------------         -------------

Distributions from Net Investment Income:
  Class A Shares...............................     (31,960,261)          (34,466,293)
  Class B Shares...............................      (7,625,939)           (9,491,407)
  Class C Shares...............................      (1,952,996)           (2,275,526)
                                                  -------------         -------------
Total Distributions............................     (41,539,196)          (46,233,226)
                                                  -------------         -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      (2,791,673)           (1,937,280)
                                                  -------------         -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      92,763,808           130,829,675
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      23,840,923            25,205,972
Cost of Shares Repurchased.....................    (174,785,925)         (218,053,328)
                                                  -------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (58,181,194)          (62,017,681)
                                                  -------------         -------------
TOTAL DECREASE IN NET ASSETS...................     (60,972,867)          (63,954,961)
NET ASSETS:
Beginning of the Period........................     828,047,738           892,002,699
                                                  -------------         -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($277,011) and ($4,944,373), respectively)...   $ 767,074,871         $ 828,047,738
                                                  =============         =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,             ENDED       ENDED
CLASS A SHARES                --------------------------------------    SEPT. 30,    DEC. 31,
                              2002 (a)     2001      2000      1999       1998         1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $13.25     $13.27    $13.91    $15.08     $14.85       $14.47
                               ------     ------    ------    ------     ------       ------
  Net Investment Income.....      .78        .77       .77       .81        .64          .90
  Net Realized and
    Unrealized Gain/Loss....     (.11)      (.05)     (.63)    (1.17)       .22          .38
                               ------     ------    ------    ------     ------       ------
Total from Investment
  Operations................      .67        .72       .14      (.36)       .86         1.28
Less Distributions from Net
  Investment Income.........      .71        .74       .78       .81        .63          .90
                               ------     ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $13.21     $13.25    $13.27    $13.91     $15.08       $14.85
                               ======     ======    ======    ======     ======       ======

Total Return (b)............    5.28%      5.46%     1.27%    -2.51%      6.00%*       9.05%
Net Assets at End of the
  Period (In millions)......   $579.1     $607.1    $621.5    $745.2     $771.4       $706.3
Ratio of Expenses to Average
  Net Assets................     .86%       .87%      .91%      .96%       .92%         .94%
Ratio of Net Investment
  Income to Average Net
  Assets....................    5.99%      5.88%     5.91%     5.46%      5.66%        6.09%
Portfolio Turnover..........      14%        22%       37%       77%        66%*         63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.95% to 5.99%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,             ENDED       ENDED
CLASS B SHARES                --------------------------------------    SEPT. 30,    DEC. 31,
                              2002 (a)     2001      2000      1999       1998         1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $13.24     $13.27    $13.90    $15.07     $14.84       $14.47
                               ------     ------    ------    ------     ------       ------
  Net Investment Income.....      .70        .68       .69       .69        .55          .77
  Net Realized and
    Unrealized Gain/Loss....     (.12)      (.06)     (.64)    (1.16)       .23          .39
                               ------     ------    ------    ------     ------       ------
Total from Investment
  Operations................      .58        .62       .05      (.47)       .78         1.16
Less Distributions from Net
  Investment Income.........      .62        .65       .68       .70        .55          .79
                               ------     ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $13.20     $13.24    $13.27    $13.90     $15.07       $14.84
                               ======     ======    ======    ======     ======       ======

Total Return (b)............    4.49%      4.71%      .48%    -3.25%      5.35%*       8.23%
Net Assets at End of the
  Period (In millions)......   $149.5     $176.5    $221.4    $282.5     $279.6       $229.6
Ratio of Expenses to Average
  Net Assets................    1.62%      1.63%     1.67%     1.73%      1.68%        1.71%
Ratio of Net Investment
  Income to Average Net
  Assets....................    5.23%      5.12%     5.15%     4.70%      4.90%        5.30%
Portfolio Turnover..........      14%        22%       37%       77%        66%*         63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS        YEAR
                                     YEAR ENDED SEPTEMBER 30,             ENDED       ENDED
CLASS C SHARES                --------------------------------------    SEPT. 30,    DEC. 31,
                              2002 (a)     2001      2000      1999       1998         1997
                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $13.24     $13.27    $13.90    $15.07     $14.84       $14.47
                               ------     ------    ------    ------     ------       ------
  Net Investment Income.....      .70        .68       .69       .69        .55          .78
  Net Realized and
    Unrealized Gain/Loss....     (.12)      (.06)     (.64)    (1.16)       .23          .38
                               ------     ------    ------    ------     ------       ------
Total from Investment
  Operations................      .58        .62       .05      (.47)       .78         1.16
Less Distributions from Net
  Investment Income.........      .62        .65       .68       .70        .55          .79
                               ------     ------    ------    ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $13.20     $13.24    $13.27    $13.90     $15.07       $14.84
                               ======     ======    ======    ======     ======       ======

Total Return (b)............    4.49%      4.71%      .48%    -3.25%      5.35%*       8.23%
Net Assets at End of the
  Period (In millions)......   $ 38.5     $ 44.4    $ 49.1    $ 61.5     $ 63.2       $ 38.6
Ratio of Expenses to Average
  Net Assets................    1.62%      1.62%     1.67%     1.73%      1.68%        1.71%
Ratio of Net Investment
  Income to Average Net
  Assets....................    5.23%      5.13%     5.15%     4.69%      4.90%        5.24%
Portfolio Turnover..........      14%        22%       37%       77%        66%*         63%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (formerly Van Kampen Tax Free High Income Fund) (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively. The Fund's name was modified to better reflect its strategy effective January 28, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $4,336,184 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $633,838 increase in cost of securities and a corresponding $633,838 increase in net unrealized depreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the year ended September 30, 2002 was to increase net investment income by $271,167; increase net unrealized appreciation by $89,069, and increase net realized loss by $360,236. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $85,732,330 which expires between September 30, 2003 and September 30, 2010. Of this amount, $29,216,115 will expire on September 30, 2003.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $ 785,659,321
                                                              =============
Gross tax unrealized appreciation...........................  $  36,913,874
Gross tax unrealized depreciation...........................    (64,737,956)
                                                              -------------
Net tax unrealized depreciation on investments..............  $ (27,824,082)
                                                              =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    The tax character of distributions paid during the year ended September 30, 2002 and 2001 was as follows:

                                                                2002        2001
Distributions paid from:
  Ordinary income...........................................  $210,294    $105,826
  Long-term capital gain....................................         0           0
                                                              --------    --------
                                                              $210,294    $105,826
                                                              ========    ========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a portion of the capital loss carry forward expiring in the current year totaling $42,951,339 has been reclassified from accumulated net realized loss to capital. Additionally, a permanent book and tax difference relating to restructuring losses totaling $120,723 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $62,718

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, the deferral of losses related to wash sale transactions, the capitalization of reorganization and restructuring costs and losses recognized for tax purposes but not for book purposes.

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $18,181 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2002, the Fund recognized expenses of approximately $27,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $78,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $410,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $104,107 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $687,614,413, $172,481,948 and
$43,580,912 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,042,249    $  79,393,394
  Class B...............................................      758,304        9,941,317
  Class C...............................................      262,118        3,429,097
                                                          -----------    -------------
Total Sales.............................................    7,062,671    $  92,763,808
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,453,948    $  19,024,194
  Class B...............................................      283,146        3,702,423
  Class C...............................................       85,216        1,114,306
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,822,310    $  23,840,923
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,943,857)   $(124,596,365)
  Class B...............................................   (3,050,451)     (39,875,659)
  Class C...............................................     (789,710)     (10,313,901)
                                                          -----------    -------------
Total Repurchases.......................................  (13,784,018)   $(174,785,925)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

    At September 30, 2001, capital aggregated $745,666,818, $207,533,566 and
$51,609,422 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,256,795    $ 109,062,398
  Class B...............................................    1,168,487       15,421,902
  Class C...............................................      481,594        6,345,375
                                                          -----------    -------------
Total Sales.............................................    9,906,876    $ 130,829,675
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,486,265    $  19,623,608
  Class B...............................................      321,323        4,240,170
  Class C...............................................      101,725        1,342,194
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,909,313    $  25,205,972
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,745,806)   $(142,015,905)
  Class B...............................................   (4,837,775)     (63,800,110)
  Class C...............................................     (927,965)     (12,237,313)
                                                          -----------    -------------
Total Repurchases.......................................  (16,511,546)   $(218,053,328)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 654,389 and 1,772,787 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2002, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $82,800 and CDSC on redeemed shares of approximately $357,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,996,656 and $157,714,976, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002

rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $1,107,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $84,300.

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

    (a)(1)      --   Agreement and Declaration of Trust(1)
       (2)      --   Certificate of Amendment(10)
       (3)      --   Second Amended and Restated Certificate of Designation for:
                        (i)  Van Kampen Insured Tax Free Income Fund(10)
                       (ii)  Van Kampen California Insured Tax Free Fund(10)
                      (iii)  Van Kampen Municipal Income Fund(10)
                       (iv)  Van Kampen New York Tax Free Income Fund(10)
                        (v)  Van Kampen Michigan Tax Free Income Fund(10)
                       (vi)  Van Kampen Missouri Tax Free Income Fund(10)
                      (vii)  Van Kampen Ohio Tax Free Income Fund(10)
                --
                     Third Amended and Restated Certificate of Designation for:
                     (viii)  Van Kampen Intermediate Term Municipal Income Fund(10)
                       (ix)  Van Kampen California Municipal Income Fund(13)
                        (x)  Van Kampen Strategic Municipal Income Fund(15)
       (b)      --   By-Laws(1)
       (c)      --   Specimen Certificate of Share of Beneficial Interest of:
                        (i)  Van Kampen Insured Tax Free Income Fund(1)
                       (ii)  Van Kampen Strategic Municipal Income Fund(1)
                      (iii)  Van Kampen California Insured Tax Free Fund(1)
                       (iv)  Van Kampen Municipal Income Fund(1)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                       (vi)  Van Kampen New York Tax Free Income Fund(1)
                      (vii)  Van Kampen California Municipal Income Fund(13)
                     (viii)  Van Kampen Michigan Tax Free Income Fund(2)
                       (ix)  Van Kampen Missouri Tax Free Income Fund(2)
                        (x)  Van Kampen Ohio Tax Free Income Fund(2)
       (d)      --   Investment Advisory Agreement for:
                        (i)  Van Kampen Insured Tax Free Income Fund(3)
                       (ii)  Van Kampen Strategic Municipal Income Fund(3)
                      (iii)  Van Kampen California Insured Tax Free Fund(3)
                       (iv)  Van Kampen Municipal Income Fund(3)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                       (vi)  Van Kampen New York Tax Free Income Fund(3)
                      (vii)  Van Kampen California Municipal Income Fund(13)
                     (viii)  Van Kampen Michigan Tax Free Income Fund(2)
                       (ix)  Van Kampen Missouri Tax Free Income Fund(2)
                        (x)  Van Kampen Ohio Tax Free Income Fund(2)
    (e)(1)      --   Distribution and Service Agreement for:
                        (i)  Van Kampen Insured Tax Free Income Fund(3)
                       (ii)  Van Kampen Strategic Municipal Income Fund(3)
                      (iii)  Van Kampen California Insured Tax Free Fund(3)
                       (iv)  Van Kampen Municipal Income Fund(3)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(3)
                       (vi)  Van Kampen New York Tax Free Income Fund(3)
                      (vii)  Van Kampen California Municipal Income Fund(13)
                     (viii)  Van Kampen Michigan Tax Free Income Fund(2)
                       (ix)  Van Kampen Missouri Tax Free Income Fund(2)
                        (x)  Van Kampen Ohio Tax Free Income Fund(2)
       (2)      --   Form of Dealer Agreement(4)
       (3)      --   Form of Broker Fully Disclosed Selling Agreement(4)
       (4)      --   Form of Bank Fully Disclosed Selling Agreement(4)

    (f)(1)      --   Form of Trustee Deferred Compensation Plan(11)
       (2)      --   Form of Trustee Retirement Plan(11)
    (g)(1) (a)  --   Custodian Contract for:
                        (i)  Van Kampen Insured Tax Free Income Fund(5)
                       (ii)  Van Kampen Strategic Municipal Income Fund(5)
                      (iii)  Van Kampen California Insured Tax Free Fund(5)
                       (iv)  Van Kampen Municipal Income Fund(5) and (6)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(5)
                       (vi)  Van Kampen New York Tax Free Income Fund(5)
                      (vii)  Van Kampen California Municipal Income Fund(2) and (5)
                     (viii)  Van Kampen Michigan Tax Free Income Fund(2) and (7)
                       (ix)  Van Kampen Missouri Tax Free Income Fund(2) and (7)
                        (x)  Van Kampen Ohio Tax Free Income Fund(2) and (7)
           (b)  --
                     Amendment to Custodian Contract(15)
       (2)      --   Transfer Agency and Service Agreement(5)
    (h)(1)      --   Fund Accounting Agreement(5)
       (2)      --   Amended and Restated Legal Services Agreement+
    (i)(1)      --   Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) for:
                        (i)  Van Kampen Insured Tax Free Income Fund(8)
                       (ii)  Van Kampen Strategic Municipal Income Fund(8)
                      (iii)  Van Kampen California Insured Tax Free Fund(8)
                       (iv)  Van Kampen Municipal Income Fund(8)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(8)
                       (vi)  Van Kampen New York Tax Free Income Fund(8)
                      (vii)  Van Kampen California Municipal Income Fund(13)
                     (viii)  Van Kampen Michigan Tax Free Income Fund++
                       (ix)  Van Kampen Missouri Tax Free Income Fund++
                        (x)  Van Kampen Ohio Tax Free Income Fund++
       (2)      --   Consent of Skadden, Arps, Slate, Meagher and Flom (Illinois)+
    (j)(1)      --   Consents of KPMG LLP for:
                        (i)  Van Kampen Insured Tax Free Income Fund+
                       (ii)  Van Kampen Strategic Municipal Income Fund+
                      (iii)  Van Kampen California Insured Tax Free Fund+
                       (iv)  Van Kampen Municipal Income Fund+
                        (v)  Van Kampen Intermediate Term Municipal Income Fund+
                       (vi)  Van Kampen New York Tax Free Income Fund+
       (2)      --   Consent of Ernst & Young LLP+
       (k)      --   Not applicable
       (l)      --   Letter of understanding relating to initial capital(9)
    (m)(1)      --   Plan of Distribution Pursuant to Rule 12b-1 for:
                        (i)  Van Kampen Insured Tax Free Income Fund(1)
                       (ii)  Van Kampen Strategic Municipal Income Fund(1)
                      (iii)  Van Kampen California Insured Tax Free Fund(1)
                       (iv)  Van Kampen Municipal Income Fund(1)
                        (v)  Van Kampen Intermediate Term Municipal Income Fund(1)
                       (vi)  Van Kampen New York Tax Free Income Fund(1)
                      (vii)  Van Kampen California Municipal Income Fund(13)
                     (viii)  Van Kampen Michigan Tax Free Income Fund(2)
                       (ix)  Van Kampen Missouri Tax Free Income Fund(2)
                        (x)  Van Kampen Ohio Tax Free Income Fund(2)
       (2)      --   Form of Shareholder Assistance Agreement(4)
       (3)      --   Form of Administrative Services Agreement(4)
       (4)      --   Form of Shareholder Servicing Agreement+

      (5)             --         Amended and Restated Service Plan for:
                                       (i)  Van Kampen California Insured Tax Free Fund+
                                      (ii)  Van Kampen Insured Tax Free Income Fund+
                                     (iii)  Van Kampen Intermediate Term Municipal Income Fund+
                                      (iv)  Van Kampen Municipal Income Fund+
                                       (v)  Van Kampen New York Tax Free Income Fund+
                                      (vi)  Van Kampen Strategic Municipal Income Fund+
                                     (vii)  Van Kampen California Municipal Income Fund(13)
                                    (viii)  Van Kampen Michigan Tax Free Income Fund(2)
                                      (ix)  Van Kampen Missouri Tax Free Income Fund(2)
                                       (x)  Van Kampen Ohio Tax Free Income Fund(2)
      (n)             --         Amended Multi-Class Plan(8)
   (p)(1)             --         Code of Ethics of Investment Adviser and Distributor+
      (2)             --         Code of Ethics of Fund(14)
      (q)             --         Power of Attorney+
   (z)(1)             --         List of Investment Companies in response to Item 27(a)+
      (2)             --         List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.
 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.
 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.
 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.
(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.
(11) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 7, 2000.
(12) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 28, 1999.
(13) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on March 7, 2000.
(14) Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 26, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A, File 2-99715, filed on January 25, 2002.


 + Filed herewith.

++ To be filed by future amendments.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statements of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Registrant.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement, "Other Agreements," and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The Registrant's sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.



     (b) The Distributor which is an affiliated person of an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers of the Registrant are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investors Services Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by the Adviser and by the Distributor, will be maintained at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX FREE TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York, on the 28th day of January, 2003.


                                      VAN KAMPEN TAX FREE TRUST


                                      By:      /s/  A. THOMAS SMITH III

                                         ---------------------------------------

                                             A. Thomas Smith III, Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to this Registration Statement has been signed on January 28, 2003 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

               /s/  MITCHELL M. MERIN*                 Trustee and President
-----------------------------------------------------
                  Mitchell M. Merin

Principal Financial Officer:

               /s/  JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/  JERRY D. CHOATE*                  Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

            /s/  RICHARD F. POWERS, III*               Trustee
-----------------------------------------------------
               Richard F. Powers, III

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

              /s/  SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

              /s/  A. THOMAS SMITH III                                               January 28, 2003
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 49 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


 EXHIBIT
 NUMBER           EXHIBIT
 -------          -------
   (h)(2)    --   Amended and Restated Legal Services Agreement
   (i)(2)    --   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
   (j)(1)    --   Consents of KPMG LLP for:
                     (i)    Van Kampen Insured Tax Free Income Fund
                    (ii)    Van Kampen Strategic Municipal Income Fund
                   (iii)    Van Kampen California Insured Tax Free Fund
                    (iv)    Van Kampen Municipal Income Fund
                     (v)    Van Kampen Intermediate Term Municipal Income Fund
                    (vi)    Van Kampen New York Tax Free Income Fund
      (2)    --   Consent of Ernst & Young LLP
   (m)(4)    --   Form of Shareholder Servicing Agreement
      (5)    --   Amended and Restated Service Plan for:
                     (i)    Van Kampen California Insured Tax Free Fund
                    (ii)    Van Kampen Insured Tax Free Income Fund
                   (iii)    Van Kampen Intermediate Term Municipal Income Fund
                    (iv)    Van Kampen Municipal Income Fund
                     (v)    Van Kampen New York Tax Free Income Fund
                    (vi)    Van Kampen Strategic Municipal Income Fund
   (p)(1)    --   Code of Ethics of Investment Adviser and Distributor
      (q)    --   Power of Attorney
   (z)(1)    --   List of Investment Companies in response to Item 27(a)
      (2)    --   List of Officers and Directors of Van Kampen Funds Inc. in response to
                  Item 27(b)